As filed with the Securities and Exchange Commission on November 30, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: March 31

Date of reporting period: April 1, 2017 – September 30, 2017

ITEM 1. REPORT TO STOCKHOLDERS.

ABSOLUTE FUNDS

SEMI-ANNUAL REPORT

SEPTEMBER 30, 2017
(Unaudited)

ABSOLUTE
INVESTMENT ADVISERS

The views in this report were those of Absolute Strategies Fund, Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund's (each a "Fund" and collectively the "Funds") adviser as of September 30, 2017, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and do not constitute investment advice. None of the information presented should be construed as an offer to sell or recommendation of any security mentioned herein.
Since the Funds utilize multi-manager strategies with multiple sub-advisers, they may be exposed to varying forms of risk. These risks include, but are not limited to, general market risk, multi-manager risk, focused portfolio risk, small company risk, foreign risk, interest rate risk, credit risk, prepayment risk, IPO risk, liquidity risk, high turnover risk, leverage risk, derivatives risk and cash and cash equivalents holdings risk. For a complete description of the Funds' principal investment risks, please refer to each Fund's prospectus.
Absolute Strategies Fund, Absolute Funds, and Absolute Investment Advisers are registered service marks of Absolute Investment Advisers LLC ("AIA" and "Absolute") and the respective logos and Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund are service marks of AIA; and other marks referred to herein are the trademarks, service marks or registered trademarks of their respective owners.

ABSOLUTE STRATEGIES FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2017

Dear Shareholder,

As much as we and our investors are frustrated with our performance, our portfolio is setting up for the largest opportunity we have seen since late 2008 to early 2009.  In fact, we would argue that today's environment is nearly the inverse of that cycle period in terms of sentiment and price and volatility extremes.

Market Environment:

We have witnessed historic financial market intrusions by central banks that have created extreme distortions in asset prices and caused volatility to collapse.  A lack of volatility has led risk-parity strategies, quant funds and momentum players to bet further on these extremes.  We are even witnessing a massive bet on "short volatility" which is essentially a replay of the "selling of insurance" gravy train that led up to the financial crisis.  Is this a permanent new paradigm?  Is it really different this time?  Those questions have been repeated throughout history and the predictions have always proved incorrect.  That said, we are routinely discussing with the fund's sub-advisers and others: "What is going on? At what point will it end?"  We do not know.  We see this as a period of substantial central bank distortions that seem inconceivable. However, certain economic relationships are already highly stretched.  The most glaring is the lack of overall fundamental growth for the S&P 500 Index ("S&P 500") vs Price.

As the chart below illustrates, there has been very little growth in revenue and EBITDA* per share since 2007.  There has been almost no growth since 2013, yet the S&P 500 is up over 40% since that time.

It would take a drop of more than 30% to get back to 2007 peak valuations of price/revenue and price to EBITDA.
When valuation ratios reach levels similar to 2000 and 1929 peaks, is it an opportunity to stay fully invested in risky assets or an opportune time to hedge?  We believe central banks are on the verge of removing an estimated $1 trillion in market liquidity over the next year. Eventually there will be a large reversion to the mean and we are positioned accordingly.
____________________________________________________________________________________________________
* EBITDA stands for Earnings Before Interest, Taxes, Depreciation and Amortization and is a common expression of corporate earnings.

1	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2017

Our Positioning:

Our discipline and process has not changed. We continue to allocate capital based on opportunities to be long and short.  The challenge has come from a market cycle that we believe has been skewed by central bank intrusions.  Our approach is generally the antithesis of current extreme levels of high valuations, momentum/trend investing, and suppressed volatility.  All of these have been coiled against us in both time and price.  From a long/short perspective, we tend to favor underpriced or out of favor long ideas vs a short portfolio of overpriced or crowded areas.  Many of these positions are simply relative-value relationships that revert to the mean as assets begin to seek value once areas of perfection eventually turn out to be illusory.  Volatility is used to help monetize these relationships over time.  Year-to-date, our performance has been directly impacted by a lack of volatility, and an extreme turn of the market cycle that has punished out-of-favor longs while rewarding crowded, over-valued indexing.  This has created a large spread between our long and short positions that has pushed our overall portfolio to opportunity levels we have not seen since 2009.  We are now currently positioned for extensive mean reversion opportunities that have been stretched over several years and have recently reached historic levels.  Details of these opportunities are outlined below.

Value vs Growth. One major side effect from all of the central bank activity and momentum chasing is that value investing is currently stuck in one of the worst stretches on record.  Value stocks have significantly lagged growth stocks this year, compounding a gap that has persisted since the end of the financial crisis almost ten years ago.  Value has underperformed growth by more than -12% year-to-date and by more than -45% since 2007.  This has caused the bulk of our poor returns this year. However, the last time value underperformed growth to this degree was in 1999.  During the next three years, value outperformed growth by more than 100%.  This is not a small divergence.  It is a significant market-neutral, risk/reward opportunity.  Approximately 40-45% of our portfolio is positioned for this mean reversion idea of long value, short growth/indices.

Short Equity.  Market indices are trading at valuation levels only seen near 1929 and 2000 peaks.  The median Price to Sales ratio for the S&P 500 is over 2.5x, or nearly 50% higher than the prior peak in 2007. The Russell 2000 Index trades for a Price to Earnings ratio ("P/E") over 110.  The Nasdaq Composite P/E is over 50.  We believe many securities in various global markets and sectors are at risk of significant repricing, some upwards of 50% or more.  These include certain foreign financials, domestic industrials and growth equities.  Approximately 20% of the portfolio is currently positioned in short equity securities.

Convertible Arbitrage. Convertible arbitrage is one of few areas of financial markets that we do not see as flooded with excess capital.  Rather, in our opinion, convertible securities currently offer attractive return and risk characteristics relative to most other areas of the bond market.  This strategy also offers the

2	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2017

prospect of a relatively steady return profile to diversify away from other areas of our portfolio.  Approximately 20% of the portfolio is allocated to convertible arbitrage.

Energy is another area that is seeing significant divergence vs the overall market.  The energy sector is close to its lowest weighting in the S&P 500 on record of only 4-5%; this was last seen near the 2000 bubble peak. Oil services companies are now near 2009 financial crisis lows.  Relative underperformance of energy year to date versus the S&P 500 is -25%, and this has contributed to The Fund's negative performance.  However, following the last low weighting in the S&P 500 in 2000, energy companies outperformed the S&P 500 by over 50% during the next three years and over 150% during the next six years.  Approximately 10% of our portfolio is positioned long energy vs short market indices.

Other commodities are also at an extreme low vs overall equity market indices.  The Commodity Research Bureau Commodity Index has underperformed the S&P 500 by 40% over the last few years, a deficit nearly identical to that during the late 1990s and the Goldman Sachs Commodity Index relative. The S&P 500 is also on par with the early 1970s, a period that preceded significant commodity inflation.  Both time periods saw commodities outperform the S&P 500 by over 100% during the following three years.  A more modest 5-7% of our portfolio is targeted for long commodity-sensitive securities vs market indices.

Volatility has never been more compressed than it is today.  The US equity market recently set a record for the number of days without a 3% dip in prices. Market players across financial markets are now using volatility as an input for risk taking.  This is most certainly the case with risk parity strategies, but institutions and retail investors are also using short volatility trading to generate income or excess yield.  This is very similar to the idea of selling credit default swaps during the housing bubble which then led to the financial crisis.  It is estimated that risk parity, quants and commodity trading advisor strategies amount to $1 trillion in implicit short volatility strategies.  Additionally, based on our research tens of billions are being bet directly on short volatility through ETFs.  Volatility has never been more suppressed, and is unlikely to stay this low for any length of time.  Our overall portfolio is set up to benefit from an increase in volatility and should be able to capitalize on large spikes in volatility should they occur.

We believe markets move in cycles over time.  Occasionally cycles reach extremes, which has actually been a common occurrence over the past 20 years. Additionally, some markets may be nearing the end of an extreme bull cycle while others may be ending an extreme bear cycle.  It is very difficult to know the timing of when a market cycle turns, and patience can be especially tested when both long and short positions are fighting the last trend.

In late 2008, it seemed as if the market would never stop going down.  Price-insensitive sellers dominated the market.  Yet, we removed the bulk of our shorts and increased our net long position to the largest ever at the time.  We were early, but the opportunity was very large.  Today, we see the inverse of that cycle.  The market seems as if it will never go down and price-insensitive buyers are dominating the market.  Again, we may be early but we believe the opportunity warrants our positioning.

Sincerely,
Jay Compson
Portfolio Manager
Absolute Investment Advisers LLC

3	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND PERFORMANCE CHART AND ANALYSIS SEPTEMBER 30, 2017

The following charts reflect the change in the value of a hypothetical $1,000,000 investment in Institutional Shares and a $250,000 investment in R Shares, including reinvested dividends and distributions, in Absolute Strategies Fund (the "Fund") compared with the performance of the benchmark, S&P 500 Index ("S&P 500"), Barclays Capital U.S. Aggregate Bond Index ("Barclays Index"), the HFRX Global Hedge Fund Index ("HFRX") and the MSCI World Index ("MSCI World"), over the past ten fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Barclays Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The HFRX is designed to be representative of the overall composition of the hedge fund universe; it is comprised of eight strategies - convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The MSCI World measures the performance of a diverse range of 24 developed countries' stock markets including the United States, Canada, Europe, the Middle East and the Pacific. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

Comparison of Change in Value of a $1,000,000 Investment
Institutional Shares vs. S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index,
 HFRX Global Hedge Fund Index and MSCI World Index

Average Annual Total Returns
Periods Ended September 30, 2017	One Year	Five Years	Ten Years
Absolute Strategies Fund - Institutional Shares	-7.35%	-1.47%	0.39%
S&P 500 Index	18.61%	14.22%	7.44%
Barclays Capital U.S. Aggregate Bond Index	0.07%	2.06%	4.27%
HFRX Global Hedge Fund Index	5.64%	1.98%	-0.54%
MSCI World Index	18.17%	10.99%	4.22%

4	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND PERFORMANCE CHART AND ANALYSIS SEPTEMBER 30, 2017

Comparison of Change in Value of a $250,000 Investment
R Shares vs. S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index,
 HFRX Global Hedge Fund Index and MSCI World Index

Average Annual Total Returns				Since Inception
Periods Ended September 30, 2017	One Year	Five Years	Ten Years	07/27/05
Absolute Strategies Fund - R Shares	-7.99%	-1.98%	-0.09%	0.84%
S&P 500 Index	18.61%	14.22%	7.44%	8.28%
Barclays Capital U.S. Aggregate Bond Index	0.07%	2.06%	4.27%	4.25%
HFRX Global Hedge Fund Index	5.64%	1.98%	-0.54%	0.86%
MSCI World Index	18.17%	10.99%	4.22%	6.56%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (888) 992-2765. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Institutional Shares and R Shares are 2.94% and 3.56%, respectively. Excluding the effect of expenses attributable to dividends and interest on short sales and acquired fund fees and expenses, the Fund's total annual operating expense ratios would be 1.94% and 2.51% for Institutional Shares and R Shares, respectively. To the extent that the Fund invests in any investment company or exchange-traded fund sponsored by the Fund's adviser or its affiliates, the adviser may waive certain fees and expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

5	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND PORTFOLIO HOLDINGS SUMMARY SEPTEMBER 30, 2017

Portfolio Breakdown (% of Net Assets)
Long Positions
Equity Securities	31.0%
Asset Backed Obligations	0.2%
Corporate Convertible Bonds	13.3%
Exchange Traded Notes	1.6%
Investment Companies	20.8%
Money Market Fund	27.3%
Purchased Options	0.6%
Short Positions
Equity Securities	-28.1%
Exchange Traded Note	-1.4%
Investment Companies	-13.3%
Written Options	-0.1%
Other Assets less Liabilities*	48.1%
100.0%

*Consists of deposits with the custodian and/or brokers for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables and accrued liabilities. Deposits with the custodian and/or brokers for securities sold short represents 21.8% of net assets. See Note 2 of the accompanying Notes to Financial Statements.

	(% of Equity Holdings)
Sector Breakdown	Long	Short
Consumer Discretionary	17.7%	20.6%
Consumer Staples	11.3%	12.4%
Energy	7.0%	2.9%
Financial	24.9%	25.5%
Healthcare	7.0%	6.6%
Industrial	14.0%	16.9%
Information Technology	3.1%	12.7%
Materials	11.5%	1.7%
Telecommunication Services	3.5%	0.7%
	100.0%	100.0%

6	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017

Shares	Security Description	Value
Long Positions - 94.8%
Equity Securities - 31.0%
Common Stock - 31.0%
Consumer Discretionary - 5.5%
21,055	American Airlines Group, Inc. (a)	$999,902
12,779	Buffalo Wild Wings, Inc. (b)	1,350,740
3,429	CarMax, Inc. (b)	259,953
58,795	CVS Health Corp.	4,781,209
57,804	Freshpet, Inc. (b)	904,633
38,044	General Motors Co. (a)	1,536,217
71,931	Green Plains Partners LP	1,445,813
13,684	Harley-Davidson, Inc. (a)(c)(d)	659,706
12,971	Lithia Motors, Inc., Class A	1,560,541
165,088	Luby's, Inc. (b)	437,483
25,010	PetIQ, Inc. (b)	677,271
17,721	Robert Half International, Inc.	892,075
9,461	The Cheesecake Factory, Inc.	398,497
48,347	The Habit Restaurants, Inc., Class A (b)	630,928
5,909	The Walt Disney Co. (d)	582,450
35,000	VF Corp.	2,224,950
4,374	Walgreens Boots Alliance, Inc.	337,760
		19,680,128
Consumer Staples - 3.5%
2,643	AMERCO (b)	990,861
16,509	Calavo Growers, Inc.	1,208,459
11,500	Diageo PLC, ADR	1,519,495
38,000	Nestle SA, ADR	3,192,380
53,064	Pilgrim's Pride Corp. (b)	1,507,548
17,334	Post Holdings, Inc. (b)	1,530,072
50,705	Sprouts Farmers Market, Inc. (b)	951,733
23,584	Tyson Foods, Inc., Class A	1,661,493
		12,562,041
Energy - 2.1%
100,000	Enbridge, Inc.	4,184,000
40,093	Green Plains, Inc.	807,874
30,704	Halliburton Co. (a)(c)	1,413,305
19,323	Schlumberger, Ltd.	1,347,972
		7,753,151
Financial - 7.7%
17,769	American Express Co. (a)(c)	1,607,384
10,475	Aon PLC (a)	1,530,397
66,305	Bank of America Corp. (a)	1,680,169
32,741	Berkshire Hathaway, Inc., Class B (a)(b)	6,002,080
100,000	Brookfield Asset Management, Inc., Class A	4,130,000
30,766	CBRE Group, Inc., Class A (a)(b)	1,165,416
17,725	Citigroup, Inc. (a)	1,289,316
8,000	Jones Lang LaSalle, Inc.	988,000
21,585	JPMorgan Chase & Co. (a)	2,061,583
33,074	Leucadia National Corp. (a)	835,119
33,000	Loews Corp.	1,579,380
60,000	The Bank of New York Mellon Corp.	3,181,200
25,000	WR Berkley Corp.	1,668,500
		27,718,544
Healthcare - 2.2%
6,020	Bayer AG	820,364
7,000	Becton Dickinson and Co.	1,371,650
6,957	McKesson Corp.	1,068,665
75,000	Sanofi, ADR	3,734,250
12,971	Zoetis, Inc.	827,031
		7,821,960
Industrial - 4.3%
4,717	Alamo Group, Inc.	506,464

See Notes to Financial Statements.	7	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017

Shares	Security Description	Value
58,937	Briggs & Stratton Corp.	$1,385,019
11,320	Deere & Co.	1,421,679
12,003	Delta Air Lines, Inc. (d)	578,785
45,000	Expeditors International of Washington, Inc.	2,693,700
20,858	Jacobs Engineering Group, Inc. (a)	1,215,396
12,028	John Bean Technologies Corp.	1,216,031
58,761	Quanta Services, Inc. (a)(b)	2,195,899
5,818	The Boeing Co. (a)	1,478,994
27,358	Trimble, Inc. (b)	1,073,801
4,405	United Parcel Service, Inc., Class B (a)	528,996
8,211	Valmont Industries, Inc. (a)	1,298,159
		15,592,923
Information Technology - 1.0%
16,982	Apple, Inc. (a)	2,617,266
53,000	Conduent, Inc. (b)	830,510
		3,447,776
Materials - 3.6%
10,731	Agrium, Inc.	1,150,471
87,000	Cameco Corp.	841,290
37,075	Monsanto Co.	4,442,327
7,082	PPG Industries, Inc.	769,530
55,000	Royal Gold, Inc.	4,732,200
38,914	The Mosaic Co.	840,153
		12,775,971
Telecommunication Services - 1.1%
920	Alphabet, Inc., Class A (b)	895,822
500	Alphabet, Inc., Class C (b)	479,555
20,872	CBS Corp., Class B, Non-Voting Shares (a)	1,210,576
98,000	News Corp., Class A	1,299,480
52,626	Spark Networks, Inc. (a)(b)	64,204
		3,949,637
Total Common Stock (Cost $79,391,966)		111,302,131
Total Equity Securities (Cost $79,391,966)		111,302,131
Principal	Security Description	Rate	Maturity	Value
Fixed Income Securities - 15.1%
Asset Backed Obligations - 0.2%
$57,523	Adjustable Rate Mortgage Trust, Series 2005-12 2A1 (e)	3.48%	03/25/36	53,420
37,797	Adjustable Rate Mortgage Trust, Series 2006-1 3A3 (e)	3.44	03/25/36	33,508
25,893	Banc of America Funding Corp., Series 2006-E 2A1 (e)	3.71	06/20/36	25,388
55,578	Banc of America Funding Corp., Series 2007-E 4A1 (e)	3.55	07/20/47	47,292
70,927	CitiMortgage Alternative Loan Trust, Series 2006-A7 1A12	6.00	12/25/36	67,206
27,526	CitiMortgage Alternative Loan Trust, Series 2007-A4 1A6	5.75	04/25/37	24,492
30,547	Countrywide Alternative Loan Trust, Series 2005-50CB 1A1	5.50	11/25/35	29,399
165,330	Countrywide Alternative Loan Trust, Series 2006-36T2 1A1 (USD 1 Month LIBOR +0.32%) (f)	1.56	12/25/36	88,604
40,804	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY5 1A1 (e)	3.77	09/25/47	39,772
55,046	Indymac Index Mortgage Loan Trust, Series 2006-AR25 3A1 (e)	3.61	09/25/36	48,087
25,332	JP Morgan Mortgage Trust, Series 2007-A2 4A1M (e)	3.48	04/25/37	24,827

See Notes to Financial Statements.	8	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017

Principal	Security Description	Rate	Maturity	Value
$128,140	Lehman XS Trust, Series 2005-6 1A1 (USD 1 Month LIBOR +0.52%) (f)	1.76%	11/25/35	$107,083
123,335	Residential Accredit Loans, Inc., Series 2006-QS17 A4	6.00	12/25/36	108,394
1,037,019	Residential Asset Securitization Trust, Series 2007-A5 1A2 (USD 1 Month LIBOR +0.40%) (f)	1.64	05/25/37	222,509
36,875	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3 3A1 (e)	3.29	04/25/47	28,570
Total Asset Backed Obligations (Cost $1,095,001)				948,551
Corporate Convertible Bonds - 13.3%
Consumer Discretionary - 0.9%
1,800,000	Horizon Global Corp.	2.75	07/01/22	1,865,250
1,200,000	JAKKS Pacific, Inc. (g)	4.88	06/01/20	940,500
500,000	Marriott Vacations Worldwide Corp. (g)	1.50	09/15/22	523,438
				3,329,188
Consumer Staples - 1.1%
1,900,000	Carriage Services, Inc.	2.75	03/15/21	2,383,312
450,000	Ctrip.com International, Ltd.	1.25	09/15/22	485,719
1,000,000	Flexion Therapeutics, Inc. (g)	3.38	05/01/24	1,128,120
				3,997,151
Energy - 1.7%
1,000,000	Clean Energy Fuels Corp. (g)	5.25	10/01/18	987,500
1,000,000	Ensco Jersey Finance, Ltd. (g)	3.00	01/31/24	852,500
250,000	Helix Energy Solutions Group, Inc.	4.25	05/01/22	247,500
1,000,000	Newpark Resources, Inc. (g)	4.00	12/01/21	1,313,125
2,000,000	Renewable Energy Group, Inc.	4.00	06/15/36	2,628,750
				6,029,375
Financial - 0.9%
2,700,000	Encore Capital Group, Inc.	3.00	07/01/20	3,101,625
Healthcare - 3.2%
1,000,000	AMAG Pharmaceuticals, Inc.	3.25	06/01/22	975,000
500,000	Emergent BioSolutions, Inc.	2.88	01/15/21	720,937
1,600,000	Ironwood Pharmaceuticals, Inc.	2.25	06/15/22	1,909,000
1,000,000	Jazz Investments I, Ltd. (g)	1.50	08/15/24	986,250
250,000	Novavax, Inc.	3.75	02/01/23	113,750
1,850,000	Quidel Corp.	3.25	12/15/20	2,810,844
1,450,000	Repligen Corp.	2.13	06/01/21	1,956,594
1,500,000	Sucampo Pharmaceuticals, Inc. (g)	3.25	12/15/21	1,557,187
500,000	Theravance Biopharma, Inc.	3.25	11/01/23	614,688
				11,644,250
Industrial - 1.6%
1,550,000	Echo Global Logistics, Inc.	2.50	05/01/20	1,498,656
1,550,000	Fluidigm Corp.	2.75	02/01/34	1,156,687
690,000	II-VI, Inc. (g)	0.25	09/01/22	773,663
1,000,000	Kaman Corp. (g)	3.25	05/01/24	1,087,500
750,000	TTM Technologies, Inc.	1.75	12/15/20	1,269,375
				5,785,881
Information Technology - 2.1%
1,400,000	Advanced Micro Devices, Inc.	2.13	09/01/26	2,483,250
1,550,000	Avid Technology, Inc.	2.00	06/15/20	1,166,375
2,100,000	Envestnet, Inc.	1.75	12/15/19	2,214,187
250,000	Lumentum Holdings, Inc. (g)	0.25	03/15/24	287,656
1,200,000	Veeco Instruments, Inc.	2.70	01/15/23	1,153,500
250,000	Workday, Inc. (g)	0.25	10/01/22	249,219
				7,554,187

See Notes to Financial Statements.	9	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017

Principal	Security Description	Rate	Maturity	Value
Materials - 0.7%
$850,000	Aceto Corp.	2.00%	11/01/20	$755,438
1,700,000	SSR Mining, Inc.	2.88	02/01/33	1,715,937
				2,471,375
Telecommunication Services - 1.1%
1,250,000	Global Eagle Entertainment, Inc.	3.25	02/15/35	800,000
1,650,000	Harmonic, Inc.	4.00	12/01/20	1,474,688
1,600,000	Pandora Media, Inc.	1.75	12/01/20	1,502,000
				3,776,688
Total Corporate Convertible Bonds (Cost $42,403,241)				47,689,720
Exchange Traded Notes - 1.6%
100,000	JPMorgan Alerian MLP Index ETN (b)			2,822,000
150,000	PowerShares DB Agriculture Fund (b)			2,847,000
Total Exchange Traded Notes (Cost $5,655,570)				5,669,000
Total Fixed Income Securities (Cost $49,153,812)				54,307,271
Shares	Security Description			Value
Investment Companies - 20.8%
1,289,545	Absolute Capital Opportunities Fund (b)(h)			14,365,534
50,000	PowerShares DB Commodity Index Tracking Fund (b)			770,000
186,535	SPDR S&P 500 ETF Trust (d)			46,863,188
50,000	SPDR S&P Oil & Gas Exploration & Production ETF			1,704,500
250,000	VanEck Vectors Gold Miners ETF			5,740,000
75,000	VanEck Vectors Junior Gold Miners ETF			2,519,250
100,000	VanEck Vectors Oil Services ETF			2,607,000
Total Investment Companies (Cost $46,875,937)				74,569,472
Money Market Fund - 27.3%
98,058,747	State Street Institutional Treasury Money Market Fund, Premier Share Class, 0.93% (i) (Cost $98,058,747)			98,058,747
Contracts	Security Description	Strike Price	Exp. Date	Notional Contract Value	Value
Purchased Options - 0.6%
Call Options Purchased - 0.5%
702	Financial Select Sector SPDR Fund	$27.00	01/18	$1,895,400	22,464
840	Financial Select Sector SPDR Fund	26.00	01/18	2,184,000	64,260
258	Industrial Select Sector SPDR Fund	74.00	01/18	1,909,200	13,416
308	Industrial Select Sector SPDR Fund	71.00	01/18	2,186,800	52,976
447	iShares Russell 2000 ETF	153.00	01/18	6,839,100	105,045
536	iShares Russell 2000 ETF	147.00	01/18	7,879,200	289,976
10,000	PowerShares DB Commodity Index Tracking Fund	17.00	04/18	17,000,000	225,000
8,529	SPDR S&P 500 ETF Trust	265.00	01/18	226,018,500	409,392
1,236	SPDR S&P 500 ETF Trust	255.00	01/18	31,518,000	417,768
10,000	VanEck Vectors Gold Miners ETF	28.00	01/18	28,000,000	190,000
5,000	VanEck Vectors Gold Miners ETF	28.00	03/18	14,000,000	187,500
Total Call Options Purchased (Premiums Paid $2,495,320)					1,977,797
Put Options Purchased - 0.1%
5,000	Alerian MLP ETF	11.50	10/17	5,610,000	150,000
636	SPDR S&P 500 ETF Trust	200.00	01/18	15,978,228	22,260
6,000	Technology Select Sector SPDR Fund	53.00	12/17	35,460,000	177,000
Total Put Options Purchased (Premiums Paid $1,099,973)					349,260
Total Purchased Options (Premiums Paid $3,595,293)					2,327,057
Total Long Positions - 94.8% (Cost $277,075,755)					340,564,678
Total Short Positions - (42.8)% (Proceeds $(152,132,852))					(153,777,838)
Total Written Options - (0.1)% (Premiums Received $(960,310))					(266,800)
Other Assets & Liabilities, Net – 48.1%					172,639,639
Net Assets – 100.0%					$359,159,679

See Notes to Financial Statements.	10	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF SECURITIES SOLD SHORT SEPTEMBER 30, 2017

Shares	Security Description	Value
Short Positions - (42.8)%
Common Stock - (28.1)%
Consumer Discretionary - (5.8)%
(1,460)	Amazon.com, Inc.	$(1,403,571)
(18,867)	Bojangles', Inc.	(254,705)
(7,783)	Brinker International, Inc.	(247,966)
(9,900)	Carnival Corp.	(639,243)
(4,009)	Casey's General Stores, Inc.	(438,785)
(1,415)	Chipotle Mexican Grill, Inc.	(435,579)
(2,830)	Cracker Barrel Old Country Store, Inc.	(429,085)
(16,509)	Del Frisco's Restaurant Group, Inc.	(240,206)
(27,200)	DR Horton, Inc.	(1,086,096)
(25,942)	Duluth Holdings, Inc., Class B	(526,363)
(41,000)	Fiat Chrysler Automobiles NV	(734,622)
(12,971)	Fiesta Restaurant Group, Inc.	(246,449)
(80,452)	Ford Motor Co.	(963,010)
(24,700)	General Motors Co.	(997,386)
(19,200)	HD Supply Holdings, Inc.	(692,544)
(41,351)	Horizon Global Corp.	(729,432)
(41,300)	JAKKS Pacific, Inc.	(123,900)
(35,400)	Leggett & Platt, Inc.	(1,689,642)
(14,900)	Lowe's Cos., Inc.	(1,191,106)
(1,600)	Marriott Vacations Worldwide Corp.	(199,248)
(1,887)	McDonald's Corp.	(295,655)
(6,620)	Mohawk Industries, Inc.	(1,638,516)
(56,602)	Noodles & Co.	(249,049)
(8,490)	Red Robin Gourmet Burgers, Inc.	(568,830)
(7,080)	The Home Depot, Inc.	(1,158,005)
(845)	The Priceline Group, Inc.	(1,547,043)
(8,254)	Tractor Supply Co.	(522,396)
(1,770)	Ulta Beauty, Inc.	(400,126)
(21,226)	Vista Outdoor, Inc.	(486,924)
(36,700)	Volvo AB, Class B	(707,424)
		(20,842,906)
Consumer Staples - (3.5)%
(12,200)	AerCap Holdings NV	(623,542)
(31,846)	Amira Nature Foods, Ltd.	(191,713)
(35,187)	Amplify Snack Brands, Inc.	(249,476)
(12,971)	Archer-Daniels-Midland Co.	(551,397)
(65,400)	Carriage Services, Inc.	(1,674,240)
(3,600)	Ctrip.com International, Ltd., ADR	(189,864)
(5,660)	Dr. Pepper Snapple Group, Inc.	(500,740)
(8,300)	FleetCor Technologies, Inc.	(1,284,591)
(26,074)	Flexion Therapeutics, Inc.	(630,469)
(28,301)	Flowers Foods, Inc.	(532,342)
(40,093)	Hostess Brands, Inc.	(547,670)
(4,953)	Ingredion, Inc.	(597,530)
(28,200)	Macquarie Infrastructure Corp.	(2,035,476)
(4,717)	McCormick & Co., Inc., Non-Voting Shares	(484,153)
(4,953)	PepsiCo, Inc.	(551,913)
(3,773)	Sanderson Farms, Inc.	(609,415)
(3,773)	The Boston Beer Co., Inc., Class A	(589,343)
(5,896)	The Kraft Heinz Co.	(457,235)
(3,066)	TreeHouse Foods, Inc.	(207,660)
		(12,508,769)
Energy - (0.8)%
(45,100)	Ensco PLC, Class A	(269,247)
(2,500)	Helix Energy Solutions Group, Inc.	(18,475)
(77,700)	Newpark Resources, Inc.	(777,000)
(148,966)	Renewable Energy Group, Inc.	(1,809,937)
		(2,874,659)

See Notes to Financial Statements.	11	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF SECURITIES SOLD SHORT SEPTEMBER 30, 2017

Shares	Security Description	Value
Financial - (7.2)%
(1,575,000)	Agricultural Bank of China, Ltd., Class H	$(705,681)
(24,000)	Air Lease Corp.	(1,022,880)
(8,630)	Ameriprise Financial, Inc.	(1,281,641)
(10,600)	AvalonBay Communities, Inc. REIT	(1,891,252)
(156,942)	Banco Santander SA, ADR	(1,089,177)
(29,850)	Bank of America Corp.	(756,399)
(2,048,000)	Bank of China, Ltd., Class H	(1,009,371)
(952,000)	Bank of Communications Co., Ltd., Class H	(694,659)
(7,900)	Boston Properties, Inc. REIT	(970,752)
(1,535,000)	China CITIC Bank Corp., Ltd., Class H	(974,653)
(857,000)	China Construction Bank Corp., Class H	(710,912)
(780,000)	China Galaxy Securities Co., Ltd., Class H	(683,983)
(224,000)	China Merchants Bank Co., Ltd., Class H	(787,137)
(349,000)	CITIC Securities Co., Ltd., Class H	(767,553)
(64,400)	Deutsche Bank AG	(1,112,832)
(36,366)	Encore Capital Group, Inc.	(1,611,014)
(21,400)	Erste Group Bank AG	(924,321)
(1,138,000)	Industrial & Commercial Bank of China, Ltd., Class H	(844,949)
(236,500)	Intesa Sanpaolo SpA	(836,322)
(5,770)	M&T Bank Corp.	(929,201)
(18,850)	Morgan Stanley	(908,005)
(70,100)	Nordea Bank AB	(950,170)
(28,975)	OTP Bank PLC	(1,087,134)
(42,300)	Swedbank AB, Class A	(1,169,561)
(27,300)	The Blackstone Group LP	(911,001)
(20,700)	The Charles Schwab Corp.	(905,418)
(11,300)	UniCredit SpA	(240,666)
		(25,776,644)
Healthcare - (1.8)%
(22,200)	AMAG Pharmaceuticals, Inc.	(409,590)
(11,900)	Emergent BioSolutions, Inc.	(481,355)
(73,700)	Ironwood Pharmaceuticals, Inc.	(1,162,249)
(2,368)	Jazz Pharmaceuticals PLC	(346,320)
(44,500)	Quidel Corp.	(1,951,770)
(34,400)	Repligen Corp.	(1,318,208)
(52,900)	Sucampo Pharmaceuticals, Inc., Class A	(624,220)
(10,900)	Theravance Biopharma, Inc.	(373,216)
		(6,666,928)
Industrial - (4.7)%
(13,000)	Atlas Copco AB, Class A	(550,492)
(3,816)	Caterpillar, Inc.	(475,893)
(15,800)	Eaton Corp. PLC	(1,213,282)
(8,000)	Echo Global Logistics, Inc.	(150,800)
(13,700)	Emerson Electric Co.	(860,908)
(10,210)	Fluidigm Corp.	(51,459)
(72,200)	General Electric Co.	(1,745,796)
(8,848)	II-VI, Inc.	(364,095)
(7,000)	Illinois Tool Works, Inc.	(1,035,720)
(8,600)	Kaman Corp.	(479,708)
(5,400)	Martin Marietta Materials, Inc.	(1,113,642)
(35,300)	SKF AB, Class B	(769,285)
(3,538)	Snap-on, Inc.	(527,198)
(9,275)	Spirit AeroSystems Holdings, Inc., Class A	(720,853)
(20,100)	Textron, Inc.	(1,082,988)
(3,610)	The Boeing Co.	(917,698)
(12,660)	The Middleby Corp.	(1,622,632)
(66,400)	TTM Technologies, Inc.	(1,020,568)
(9,330)	Vulcan Materials Co.	(1,115,868)
(10,500)	Wartsila OYJ Abp	(743,356)
(23,584)	Welbilt, Inc.	(543,611)
		(17,105,852)

See Notes to Financial Statements.	12	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF SECURITIES SOLD SHORT SEPTEMBER 30, 2017

Shares	Security Description	Value
Information Technology - (3.6)%
(156,900)	Advanced Micro Devices, Inc.	$(2,000,475)
(7,875)	Alliance Data Systems Corp.	(1,744,706)
(13,650)	Autodesk, Inc.	(1,532,349)
(23,500)	Avid Technology, Inc.	(106,690)
(18,200)	CA, Inc.	(607,516)
(11,800)	Envestnet, Inc.	(601,800)
(37,400)	Intel Corp.	(1,424,192)
(2,918)	Lumentum Holdings, Inc.	(158,594)
(4,460)	NVIDIA Corp.	(797,314)
(38,900)	Oracle Corp.	(1,880,815)
(17,600)	salesforce.com, Inc.	(1,644,192)
(12,700)	Veeco Instruments, Inc.	(271,780)
(780)	Workday, Inc., Class A	(82,204)
		(12,852,627)
Materials - (0.5)%
(5,000)	Aceto Corp.	(56,150)
(16,509)	American Vanguard Corp.	(378,056)
(17,688)	CF Industries Holdings, Inc.	(621,910)
(7,075)	Compass Minerals International, Inc.	(459,168)
(19,800)	SSR Mining, Inc.	(210,078)
		(1,725,362)
Telecommunication Services - (0.2)%
(308)	GEDI Gruppo Editoriale SpA	(273)
(23,200)	Global Eagle Entertainment, Inc.	(79,344)
(144,700)	Harmonic, Inc.	(441,335)
(18,100)	Pandora Media, Inc.	(139,370)
		(660,322)
Total Common Stock (Proceeds $(102,898,622))		(101,014,069)
Principal	Security Description	Value
Exchange Traded Note - (1.4)%
$(50,000)	VelocityShares Daily Inverse VIX Short Term ETN (Proceeds $(4,270,134))	(4,877,000)
Shares	Security Description	Value
Investment Companies - (13.3)%
(393,390)	Financial Select Sector SPDR Fund	(10,173,065)
(50,000)	First Trust Dow Jones Internet Index Fund	(5,118,000)
(51,651)	Industrial Select Sector SPDR Fund	(3,667,221)
(49,165)	iShares Russell 2000 ETF	(7,285,270)
(86,149)	SPDR S&P 500 ETF Trust	(21,643,213)
Total Investment Companies (Proceeds $(44,964,096))		(47,886,769)
Total Short Positions - (42.8)% (Proceeds $(152,132,852))		$(153,777,838)

See Notes to Financial Statements.	13	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF CALL AND PUT OPTIONS WRITTEN SEPTEMBER 30, 2017

Contracts	Security Description	Strike Price	Exp. Date	Notional Contract Value	Value
Written Options - (0.1)%
Call Options Written - (0.0)%
(93)	American Express Co.	$80.00	01/18	$841,278	$(102,486)
(152)	Halliburton Co.	55.00	01/18	699,656	(3,496)
(67)	Harley-Davidson, Inc.	50.00	01/18	323,007	(13,668)
Total Call Options Written (Premiums Received $(137,180))					(119,650)
Put Options Written - (0.1)%
(5,000)	Alerian MLP ETF (j)	10.25	10/17	5,125,000	(1,250)
(82)	Delta Air Lines, Inc.	45.00	01/18	369,000	(12,382)
(67)	Harley-Davidson, Inc.	40.00	01/18	268,000	(3,953)
(34)	Johnson & Johnson	105.00	01/18	357,000	(1,360)
(73)	NIKE, Inc., Class B	45.00	01/19	328,500	(17,447)
(636)	SPDR S&P 500 ETF Trust	215.00	01/18	13,674,000	(49,608)
(6,000)	Technology Select Sector SPDR Fund	48.00	12/17	28,800,000	(33,000)
(38)	The Walt Disney Co.	90.00	01/19	342,000	(18,715)
(34)	Time Warner, Inc.	90.00	01/19	306,000	(9,435)
Total Put Options Written (Premiums Received $(823,130))					(147,150)
Total Written Options - (0.1)% (Premiums Received $(960,310))					$(266,800)

See Notes to Financial Statements.	14	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN SEPTEMBER 30, 2017

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
ETN LIBOR LLC	Exchange Traded Note London Interbank Offered Rate Limited Liability Company
LP MLP	Limited Partnership Master Limited Partnership
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a) (b) (c) (d) (e) (f)
All or a portion of this security is held as collateral for securities sold short.
Non-income producing security.
Subject to call option written by the Fund.
Subject to put option written by the Fund.
Adjustable or variable rate security, the interest rate of which adjusts periodically based on changes in current interest rates. Rate presented is as of September 30, 2017.
Floating rate security. Rate presented is as of September 30, 2017.

(g) (h) (i)
Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $10,686,658 or 3.0% of net assets.
Affiliated Company.
Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of September 30, 2017.

(j)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amount to $(1,250) or (0.0)% of net assets.

At September 30, 2017, the Fund held the following exchange traded futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Depreciation
75	Gold 100 oz. Future	01/02/18	$9,696,848	$(60,848)
25	Silver Future	01/02/18	2,104,413	(19,913)
(1,300)	E-mini Russell 2000 Future	12/19/17	(94,545,395)	(2,493,106)
(500)	S&P 500 E-mini Future	12/19/17	(62,678,750)	(223,750)
			$(145,422,884)	$(2,797,617)

Affiliated investments are investments that are managed by the adviser, and are noted in the Absolute Strategies Fund's Schedule of Investments.  Transactions during the period with affiliates were as follows:
Investment Company
Absolute Capital Opportunities Fund	Balance 03/31/17	Gross Additions	Gross Reductions	Change in Unrealized Appreciation	Balance 09/30/17	Realized Gain (Loss)	Investment Income
Shares	1,289,545	-	-		1,289,545
Cost	$13,010,000	$-	$-		$13,010,000	$-	$-
Proceeds	-	-	-		-
Value	14,146,311	-	-	$219,223	14,365,534

The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of September 30, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	15	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN SEPTEMBER 30, 2017

	Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Common Stock
Consumer Discretionary	$19,680,128	$-	$-	$19,680,128
Consumer Staples	12,562,041	-	-	12,562,041
Energy	7,753,151	-	-	7,753,151
Financial	27,718,544	-	-	27,718,544
Healthcare	7,821,960	-	-	7,821,960
Industrial	15,592,923	-	-	15,592,923
Information Technology	3,447,776	-	-	3,447,776
Materials	12,775,971	-	-	12,775,971
Telecommunication Services	3,949,637	-	-	3,949,637
Asset Backed Obligations	-	948,551	-	948,551
Corporate Convertible Bonds	-	47,689,720	-	47,689,720
Exchange Traded Notes	5,669,000	-	-	5,669,000
Investment Companies	74,569,472	-	-	74,569,472
Money Market Fund	-	98,058,747	-	98,058,747
Purchased Options	1,333,297	993,760	-	2,327,057
Total Investments At Value	$192,873,900	$147,690,778	$-	$340,564,678
Total Assets	$192,873,900	$147,690,778	$-	$340,564,678
Liabilities
Securities Sold Short
Common Stock	$(101,014,069)	$-	$-	$(101,014,069)
Exchange Traded Notes	(4,877,000)	-	-	(4,877,000)
Investment Companies	(47,886,769)	-	-	(47,886,769)
Total Securities Sold Short	$(153,777,838)	$-	$-	$(153,777,838)
Other Financial Instruments*
Written Options	(203,040)	(62,510)	(1,250)	(266,800)
Futures	(2,797,617)	-	-	(2,797,617)
Total Other Financial Instruments*	$(3,000,657)	$(62,510)	$(1,250)	$(3,064,417)
Total Liabilities	$(156,778,495)	$(62,510)	$(1,250)	$(156,842,255)

*Other Financial instruments are derivative instruments not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as futures, which are valued at the unrealized apprecication/(depreciation) of the instrument. Written options are reported at their market value at period end.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

Written Options

Balance as of 03/31/17	$(126)
Purchases/Written	(39,999)
Change in Unrealized Appreciation/(Depreciation)	14,371
Sales/Covers	24,399
Transfers Out	105
Balance as of 09/30/17	$(1,250)
Net change in unrealized appreciation/(depreciation) from investments held as of 09/30/17**	$18,749
** The change in unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) of investments in the accompanying Statement of Operations.

The Fund utilizes the end of period methodology when determining transfers. As of September 30, 2017, there was $778,695 transferred from Level 2 to Level 1 due to securities using a quoted price versus the mean between bid and ask quotations.

See Notes to Financial Statements.	16	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND PORTFOLIO HOLDINGS SUMMARY SEPTEMBER 30, 2017

Portfolio Breakdown (% of Net Assets)
Long Positions
Common Stock	62.8%
Money Market Fund	36.7%
Purchased Options	1.1%
Short Positions
Common Stock	-0.5%
Investment Companies	-37.6%
Written Options	-0.2%
Other Assets less Liabilities*	37.7%
100.0%

* Consists of deposits with the custodian and/or brokers for securities sold short, cash, prepaid expenses, receivables, payables and accrued liabilities. Deposits with the custodian and/or broker for securities sold short represents 37.7% of net assets. See Note 2 of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	17	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017

Shares	Security Description	Value
Long Positions - 100.6%
Common Stock - 62.8%
Consumer Discretionary - 8.2%
3,142	American Airlines Group, Inc. (a)	$149,214
560	Buffalo Wild Wings, Inc. (b)	59,192
512	CarMax, Inc. (a)(b)	38,815
3,445	CVS Health Corp.	280,147
1,800	Delta Air Lines, Inc. (c)	86,796
5,676	General Motors Co. (a)	229,197
2,041	Harley-Davidson, Inc. (a)(c)(d)	98,397
1,395	The Cheesecake Factory, Inc.	58,757
1,985	VF Corp.	126,186
653	Walgreens Boots Alliance, Inc.	50,425
		1,177,126
Consumer Staples - 10.5%
394	AMERCO (b)	147,711
850	Bayer AG	115,832
820	Diageo PLC, ADR	108,347
1,038	McKesson Corp.	159,447
2,540	Nestle SA, ADR	213,385
8,768	Quanta Services, Inc. (a)(b)	327,660
2,644	Robert Half International, Inc.	133,099
6,140	Sanofi, ADR	305,711
		1,511,192
Energy - 3.6%
4,792	Enbridge, Inc.	200,497
4,583	Halliburton Co. (a)(d)	210,956
1,444	Schlumberger, Ltd. (a)	100,733
		512,186
Financial - 19.1%
2,652	American Express Co. (a)(d)	239,900
1,563	Aon PLC (a)	228,354
9,898	Bank of America Corp. (a)	250,815
2,883	Berkshire Hathaway, Inc., Class B (a)(b)	528,512
6,055	Brookfield Asset Management, Inc., Class A	250,071
4,591	CBRE Group, Inc., Class A (a)(b)	173,907
2,645	Citigroup, Inc. (a)	192,397
485	Jones Lang LaSalle, Inc.	59,898
3,221	JPMorgan Chase & Co. (a)	307,638
2,400	Loews Corp.	114,864
4,800	The Bank of New York Mellon Corp.	254,496
2,200	WR Berkley Corp.	146,828
		2,747,680
Healthcare - 0.6%
410	Becton Dickinson and Co.	80,339
Industrial - 6.8%
3,000	Expeditors International of Washington, Inc.	179,580
3,112	Jacobs Engineering Group, Inc. (a)	181,336
5,068	Leucadia National Corp. (a)	127,967
880	The Boeing Co. (a)	223,705
657	United Parcel Service, Inc., Class B (a)	78,899
1,226	Valmont Industries, Inc. (a)	193,831
		985,318
Information Technology - 3.1%
2,534	Apple, Inc. (a)	390,540
3,300	Conduent, Inc. (b)	51,711
		442,251
Materials - 6.3%
4,830	Cameco Corp.	46,706
2,390	Monsanto Co.	286,370
1,045	PPG Industries, Inc.	113,550

See Notes to Financial Statements.	18	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017

Shares	Security Description	Value
795	Praxair, Inc.	$111,093
4,000	Royal Gold, Inc.	344,160
		901,879
Telecommunication Services - 4.0%
137	Alphabet, Inc., Class A (a)(b)	133,400
91	Alphabet, Inc., Class C (a)(b)	87,279
3,115	CBS Corp., Class B (a)	180,670
6,060	News Corp., Class A	80,355
7,852	Spark Networks, Inc. (a)(b)	9,579
882	The Walt Disney Co. (a)(c)	86,939
		578,222
Utilities - 0.6%
1,075	Dominion Energy, Inc.	82,700
Total Common Stock (Cost $6,726,179)		9,018,893
Money Market Fund - 36.7%
5,281,962	State Street Institutional Treasury Money Market Fund, Premier Share Class, 0.93% (e) (Cost $5,281,962)	5,281,962
Contracts	Security Description	Strike Price	Exp. Date	Notional Contract Value	Value
Purchased Options - 1.1%
Call Options Purchased - 1.1%
105	Financial Select Sector SPDR Fund	$27.00	01/18	$283,500	$3,360
125	Financial Select Sector SPDR Fund	26.00	01/18	325,000	9,563
38	Industrial Select Sector SPDR Fund	74.00	01/18	281,200	1,976
46	Industrial Select Sector SPDR Fund	71.00	01/18	326,600	7,912
67	iShares Russell 2000 ETF	153.00	01/18	1,025,100	15,745
80	iShares Russell 2000 ETF	147.00	01/18	1,176,000	43,280
154	SPDR S&P 500 ETF Trust	265.00	01/18	4,081,000	7,392
184	SPDR S&P 500 ETF Trust	255.00	01/18	4,692,000	62,192
Total Call Options Purchased (Premiums Paid $138,547)					151,420
Put Options Purchased - 0.0%
92	SPDR S&P 500 ETF Trust	200.00	01/18	2,311,316	3,220
Total Put Options Purchased (Premiums Paid $33,267)	3,220
Total Purchased Options (Premiums Paid $171,814)	154,640
Total Long Positions - 100.6% (Cost $12,179,955)	14,455,495
Total Short Positions - (38.1)% (Proceeds $(5,065,071))	(5,469,950)
Total Written Options - (0.2)% (Premiums Received $(95,060))	(32,317)
Other Assets & Liabilities, Net – 37.7%	5,412,394
Net Assets – 100.0%	$14,365,622

See Notes to Financial Statements.	19	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND SCHEDULE OF SECURITIES SOLD SHORT SEPTEMBER 30, 2017

Shares	Security Description	Value
Short Positions - (38.1)%
Common Stock – (0.5)%
Industrial - (0.5)%
(575)	Caterpillar, Inc. (Proceeds $(55,265))	$(71,708)
Investment Companies - (37.6)%
(21,300)	Financial Select Sector SPDR Fund	(550,818)
(7,700)	Industrial Select Sector SPDR Fund	(546,700)
(7,300)	iShares Russell 2000 ETF	(1,081,714)
(12,813)	SPDR S&P 500 ETF Trust	(3,219,010)
Total Investment Companies (Proceeds $(5,009,806))		(5,398,242)
Total Short Positions - (38.1)% (Proceeds $(5,065,071))		$(5,469,950)

See Notes to Financial Statements.	20	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND SCHEDULE OF CALL AND PUT OPTIONS WRITTEN SEPTEMBER 30, 2017

Contracts	Security Description	Strike Price	Exp. Date	Notional Contract Value	Value
Written Options - (0.2)%
Call Options Written - (0.1)%
(13)	American Express Co.	$80.00	01/18	$117,598	$(14,326)
(21)	Halliburton Co.	55.00	01/18	96,663	(483)
(7)	Harley-Davidson, Inc.	50.00	01/18	33,747	(1,428)
Total Call Options Written (Premiums Received $(17,640))					(16,237)
Put Options Written - (0.1)%
(12)	Delta Air Lines, Inc.	45.00	01/18	54,000	(1,812)
(7)	Harley-Davidson, Inc.	40.00	01/18	28,000	(413)
(5)	Johnson & Johnson	105.00	01/18	52,500	(200)
(11)	NIKE, Inc., Class B	45.00	01/19	49,500	(2,629)
(92)	SPDR S&P 500 ETF Trust	215.00	01/18	1,978,000	(7,176)
(5)	The Walt Disney Co.	90.00	01/19	45,000	(2,462)
(5)	Time Warner, Inc.	90.00	01/19	45,000	(1,388)
Total Put Options Written (Premiums Received $(77,420))					(16,080)
Total Written Options - (0.2)% (Premiums Received $(95,060))					$(32,317)

See Notes to Financial Statements.	21	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN SEPTEMBER 30, 2017

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a) (b) (c) (d) (e)
All or a portion of this security is held as collateral for securities sold short.
Non-income producing security.
Subject to put option written by the Fund.
Subject to call option written by the Fund.
Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of September 30, 2017.

The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of September 30, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Common Stock
Consumer Discretionary	$1,177,126	$-	$-	$1,177,126
Consumer Staples	1,511,192	-	-	1,511,192
Energy	512,186	-	-	512,186
Financial	2,747,680	-	-	2,747,680
Healthcare	80,339	-	-	80,339
Industrial	985,318	-	-	985,318
Information Technology	442,251	-	-	442,251
Materials	901,879	-	-	901,879
Telecommunication Services	578,222	-	-	578,222
Utilities	82,700	-	-	82,700
Money Market Fund	-	5,281,962	-	5,281,962
Purchased Options	145,077	9,563	-	154,640
Total Investments At Value	$9,163,970	$5,291,525	$-	$14,455,495
Total Assets	$9,163,970	$5,291,525	$-	$14,455,495
Liabilities
Securities Sold Short
Common Stock	$(71,708)	$-	$-	$(71,708)
Investment Companies	(5,398,242)	-	-	(5,398,242)
Total Securities Sold Short	$(5,469,950)	$-	$-	$(5,469,950)
Other Financial Instruments*
Written Options	(28,267)	(4,050)	-	(32,317)
Total Liabilities	$(5,498,217)	$(4,050)	$-	$(5,502,267)

*Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as written options, which are reported at their market value at period end.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.
Written Options

Balance as of 03/31/17	$(14)
Transfers Out	14
Balance as of 09/30/17	$-
Net change in unrealized appreciation/(depreciation) from investments held as of 09/30/17**	$-

**The change in unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) of investments in the accompanying Statements of Operations.

The Fund utilizes the end of period methodology when determining transfers. As of September 30, 2017, there was $60,084 transferred from Level 2 to Level 1 due to securities using a quoted price versus the mean between bid and ask quotations.
See Notes to Financial Statements.	22	ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE FUND PORTFOLIO HOLDINGS SUMMARY SEPTEMBER 30, 2017

Portfolio Breakdown (% of Net Assets)
Long Positions
Corporate Convertible Bonds	91.6%
Money Market Fund	42.5%
Short Positions
Common Stock	-41.3%
Other Assets less Liabilities*	7.2%
100.0%

*Consists of cash, prepaid expenses, receivables, payables and accrued liabilities. See Note 2 of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	23	ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017

	Principal	Security Description	Rate	Maturity	Value
Long Positions - 134.1%
Fixed Income Securities - 91.6%
Corporate Convertible Bonds (a) - 91.6%
Consumer Discretionary - 6.5%
	$712,000	Horizon Global Corp.	2.75%	07/01/22	$737,810
	500,000	Marriott Vacations Worldwide Corp. (b)	1.50	09/15/22	523,437
					1,261,247
Consumer Staples - 6.2%
	600,000	Carriage Services, Inc.	2.75	03/15/21	752,625
	400,000	Flexion Therapeutics, Inc. (b)	3.38	05/01/24	451,248
					1,203,873
Energy - 11.3%
	250,000	Ensco Jersey Finance, Ltd. (b)	3.00	01/31/24	213,125
	250,000	Helix Energy Solutions Group, Inc.	4.25	05/01/22	247,500
	500,000	Newpark Resources, Inc. (b)	4.00	12/01/21	656,563
	983,000	Renewable Energy Group, Inc.	2.75	06/15/19	1,057,339
					2,174,527
Financial - 1.8%
	300,000	Encore Capital Group, Inc.	3.00	07/01/20	344,625
Healthcare - 28.1%
	500,000	AMAG Pharmaceuticals, Inc.	3.25	06/01/22	487,500
	500,000	Emergent BioSolutions, Inc.	2.88	01/15/21	720,938
	400,000	Ironwood Pharmaceuticals, Inc.	2.25	06/15/22	477,250
	500,000	Jazz Investments I, Ltd. (b)	1.50	08/15/24	493,125
	250,000	Novavax, Inc.	3.75	02/01/23	113,750
	650,000	Quidel Corp.	3.25	12/15/20	987,594
,	550,000	Repligen Corp.	2.13	06/01/21	742,156
	750,000	Sucampo Pharmaceuticals, Inc. (b)	3.25	12/15/21	778,594
	500,000	Theravance Biopharma, Inc.	3.25	11/01/23	614,687
					5,415,594
Industrial - 12.0%
	588,000	Echo Global Logistics, Inc.	2.50	05/01/20	568,522
	529,000	Fluidigm Corp.	2.75	02/01/34	394,766
	350,000	II-VI, Inc. (b)	0.25	09/01/22	392,438
	500,000	Kaman Corp. (b)	3.25	05/01/24	543,750
	250,000	TTM Technologies, Inc.	1.75	12/15/20	423,125
					2,322,601
Information Technology - 16.7%
	500,000	Advanced Micro Devices, Inc.	2.13	09/01/26	886,875
	500,000	Avid Technology, Inc.	2.00	06/15/20	376,250
	800,000	Envestnet, Inc.	1.75	12/15/19	843,500
	250,000	Lumentum Holdings, Inc. (b)	0.25	03/15/24	287,656
	600,000	Veeco Instruments, Inc.	2.70	01/15/23	576,750
	250,000	Workday, Inc. (b)	0.25	10/01/22	249,219
					3,220,250
Materials - 3.3%
	150,000	Aceto Corp.	2.00	11/01/20	133,313
	500,000	SSR Mining, Inc.	2.88	02/01/33	504,687
					638,000
Telecommunication Services - 5.7%
	350,000	Global Eagle Entertainment, Inc.	3.25	02/15/35	224,000
	350,000	Harmonic, Inc.	4.00	12/01/20	312,813
	400,000	Pandora Media, Inc.	1.75	12/01/20	375,500
	200,000	Wayfair, Inc. (b)	0.38	09/01/22	194,250
					1,106,563
Total Corporate Convertible Bonds (Cost $16,966,066)	17,687,280
Total Fixed Income Securities (Cost $16,966,066)	17,687,280

See Notes to Financial Statements.	24	ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017

Shares	Security Description	Value
Money Market Fund - 42.5%
8,211,595	State Street Institutional Treasury Money Market Fund, Premier Share Class, 0.93% (c) (Cost $8,211,595)	$8,211,595
Total Long Positions - 134.1% (Cost $25,177,661)		25,898,875
Total Short Positions - (41.3)% (Proceeds $(7,460,562))		(7,974,282)
Other Assets & Liabilities, Net – 7.2%		1,394,408
Net Assets – 100.0%		$19,319,001

See Notes to Financial Statements.	25	ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE FUND SCHEDULE OF SECURITIES SOLD SHORT SEPTEMBER 30, 2017

Shares	Security Description	Value
Short Positions - (41.3)%
Common Stock - (41.3)%
Consumer Discretionary - (2.6)%
(16,421)	Horizon Global Corp.	$(289,666)
(1,634)	Marriott Vacations Worldwide Corp.	(203,482)
		(493,148)
Consumer Staples - (14.6)%
(11,112)	AMAG Pharmaceuticals, Inc.	(205,016)
(20,600)	Carriage Services, Inc.	(527,360)
(10,400)	Flexion Therapeutics, Inc.	(251,472)
(18,400)	Ironwood Pharmaceuticals, Inc.	(290,168)
(1,200)	Jazz Pharmaceuticals PLC	(175,500)
(15,694)	Quidel Corp.	(688,339)
(26,400)	Sucampo Pharmaceuticals, Inc., Class A	(311,520)
(11,000)	Theravance Biopharma, Inc.	(376,640)
		(2,826,015)
Energy - (5.2)%
(11,218)	Ensco PLC, Class A	(66,972)
(2,500)	Helix Energy Solutions Group, Inc.	(18,475)
(38,776)	Newpark Resources, Inc.	(387,760)
(43,595)	Renewable Energy Group, Inc.	(529,679)
		(1,002,886)
Financial - (0.9)%
(4,082)	Encore Capital Group, Inc.	(180,833)
Healthcare - (5.1)%
(11,900)	Emergent BioSolutions, Inc.	(481,355)
(12,982)	Repligen Corp.	(497,470)
		(978,825)
Industrial - (4.4)%
(3,100)	Echo Global Logistics, Inc.	(58,435)
(3,290)	Fluidigm Corp.	(16,582)
(4,500)	II-VI, Inc.	(185,175)
(4,300)	Kaman Corp.	(239,854)
(22,200)	TTM Technologies, Inc.	(341,214)
		(841,260)
Information Technology - (7.0)%
(56,000)	Advanced Micro Devices, Inc.	(714,000)
(7,300)	Avid Technology, Inc.	(33,142)
(4,500)	Envestnet, Inc.	(229,500)
(3,000)	Lumentum Holdings, Inc.	(163,050)
(6,400)	Veeco Instruments, Inc.	(136,960)
(770)	Workday, Inc., Class A	(81,150)
		(1,357,802)
Materials - (0.4)%
(900)	Aceto Corp.	(10,107)
(5,874)	SSR Mining, Inc.	(62,323)
		(72,430)
Telecommunication Services - (1.1)%
(5,500)	Global Eagle Entertainment, Inc.	(18,810)
(30,650)	Harmonic, Inc.	(93,483)
(4,500)	Pandora Media, Inc.	(34,650)
(1,100)	Wayfair, Inc., Class A	(74,140)
		(221,083)
Total Common Stock (Proceeds $(7,460,562))	(7,974,282)
Total Short Positions - (41.3)% (Proceeds $(7,460,562))	$(7,974,282)

See Notes to Financial Statements.	26	ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE FUND NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT SEPTEMBER 30, 2017

PLC Public Limited Company
(a) All or portion of these securities are held as collateral for securities sold short.
(b) Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $4,783,405 or 24.8% of net assets.
(c) Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of September 30, 2017.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
	Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Corporate Convertible Bonds	$-	$17,687,280	$-	$17,687,280
Money Market Fund	-	8,211,595	-	8,211,595
Total Investments At Value	$-	$25,898,875	$-	$25,898,875
Total Assets	$-	$25,898,875	$-	$25,898,875
Liabilities
Securities Sold Short
Common Stock	$(7,974,282)	$-	$-	$(7,974,282)
Total Securities Sold Short	$(7,974,282)	$-	$-	$(7,974,282)
Total Liabilities	$(7,974,282)	$-	$-	$(7,974,282)

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2017.

See Notes to Financial Statements.	27	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF ASSETS AND LIABILITIES SEPTEMBER 30, 2017

	ABSOLUTE STRATEGIES FUND	ABSOLUTE CAPITAL OPPORTUNITIES FUND	ABSOLUTE CONVERTIBLE ARBITRAGE FUND
ASSETS
. Investments, at value (Cost $264,065,755, $12,179,955 and $25,177,661, respectively)	$326,199,144	$14,455,495	$25,898,875
Investments in affiliates, at value (Cost $13,010,000, $0 and $0, respectively)	14,365,534	-	-
Total Investments	$340,564,678	$14,455,495	$25,898,875
Deposits with brokers	78,418,402	5,415,844	-
Cash	81,909,922	-	94,983
Foreign currency (Cost $151,705, $0 and $0, respectively)	203,976	-	-
Receivables:
Fund shares sold	1,135,373	-	1,175,000
Investment securities sold	24,202,413	-	482,878
Dividends and interest	1,088,867	29,735	116,693
Prepaid expenses	33,426	10,176	-
Deferred offering costs	-	-	58,220
Total Assets	527,557,057	19,911,250	27,826,649

LIABILITIES
Securities sold short, at value (Proceeds $152,132,852, $5,065,071 and $7,460,562, respectively)	153,777,838	5,469,950	7,974,282
Call options written, at value (Premiums received $137,180, $17,640 and $0, respectively)	119,650	16,237	-
Put options written, at value (Premiums received $823,130, $77,420 and $0, respectively)	147,150	16,080	-
Payables:
Investment securities purchased	12,236,903	-	452,848
Fund shares redeemed	967,737	-	-
Dividends on securities sold short	176,610	15,819	803
Due to broker	-	119	-
Other	4,181	566	-
Accrued Liabilities:
Investment adviser fees	482,394	10,573	72,127
Trustees' fees and expenses	1,086	45	21
Fund services fees	46,182	2,428	3,621
Other expenses	437,647	13,811	3,946
Total Liabilities	168,397,378	5,545,628	8,507,648

NET ASSETS	$359,159,679	$14,365,622	$19,319,001

COMPONENTS OF NET ASSETS
Paid-in capital	$382,640,202	$12,825,013	$19,139,586
Distributions in excess of net investment income	(4,997,725)	(130,811)	(81,694)
Accumulated net realized gain (loss)	(78,275,070)	(261,997)	53,615
Net unrealized appreciation	59,792,272	1,933,417	207,494
NET ASSETS	$359,159,679	$14,365,622	$19,319,001

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	41,593,313	1,289,546	1,913,175
R Shares	1,155,289	-	-

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $349,777,314, $14,365,622 and $19,319,001, respectively)	$8.41	$11.14	$10.10
R Shares (based on net assets of $9,382,365, $0 and $0, respectively)	$8.12	$-	$-

See Notes to Financial Statements.	28	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF OPERATIONS SIX MONTHS OR PERIOD ENDED SEPTEMBER 30, 2017

ABSOLUTE STRATEGIES FUND	ABSOLUTE CAPITAL OPPORTUNITIES FUND	ABSOLUTE CONVERTIBLE ARBITRAGE FUND	*
INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $119,703, $4,981 and $0, respectively)	.	$3,004,510	$102,848	$4,894
Interest income	1,419,496	-	46.738
Net amortization expense	-	-	(91,893)
Total Investment Income	4,424,006	102,848	(40,261)
Adviser
EXPENSES
Investment adviser fees	3,568,569	114,029	31,542
Fund services fees	249,600	20,362	5,459
Transfer agent fees:
Institutional Shares	54,906	-	-
R Shares	29,316	-	-
Distribution fees:
R Shares	22,721	-	-
Custodian fees	232,845	10,884	3,781
Registration fees:
Institutional Shares	13,046	9,657	214
R Shares	8,863	-	-
Professional fees	86,963	14,924	7,127
Trustees' fees and expenses	18,298	3,057	1,007
Offering costs	-	-	10,523
Dividend expense on securities sold short	1,857,882	#	47,964	#	2,005	#
Interest expense	282,510	0	13,159	0	253	0
Other expenses	263,440	11,041	5,944
Total Expenses	6,688,959	245,077	67,855
Fees waived and expenses reimbursed	(103,525)	(52,109)	(26,422)
Net Expenses	6,585,434	192,968	41,433

NET INVESTMENT LOSS	(2,161,428)	(90,120)	(81,694)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	28,828,176	113,978	163,577
Foreign currency transactions	236,939	(2,463)	-
Futures	(11,662,818)	-	-
Securities sold short	(10,280,956)	21,455	(109,962)
Written options	633,272	20,212	-
Swaps	(1,402,368)	-	-
Net realized gain	6,352,245	153,182	53,615
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(15,781,231)	546,398	721,214
Investments in affiliated issuers	219,223	-	-
Foreign currency translations	(25,458)	13	-
Futures	(344,302)	-	-
Securities sold short	(6,693,119)	(425,676)	(513,720)
Written options	(15,396)	34,969	-
Swaps	981,271	-	-
Net change in unrealized appreciation (depreciation)	(21,659,012)	155,704	207,494
NET REALIZED AND UNREALIZED GAIN (LOSS)	(15,306,767)	308,886	261,109
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(17,468,195)	$218,766	$179,415

*	Commencement of operations was August 14, 2017.

See Notes to Financial Statements.	29	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF CHANGES IN NET ASSETS

ABSOLUTE STRATEGIES FUND	ABSOLUTE CAPITAL OPPORTUNITIES FUND	ABSOLUTE CONVERTIBLE ARBITRAGE FUND
For the Six Months Ended September 30, 2017	For the Year Ended March 31, 2017	For the Six Months Ended September 30, 2017	For the Year Ended March 31, 2017	August 14, 2017* Through September 30, 2017
OPERATIONS
Net investment loss	$(2,161,428)	$(7,890,519)	$(90,120)	$(199,094)	$(81,694)
Net realized gain (loss)	6,352,245	3,597,735	153,182	(69,602)	53,615
Net change in unrealized appreciation (depreciation)	(21,659,012)	(16,429,187)	155,704	1,193,645	207,494
Increase (Decrease) in Net Assets Resulting from Operations	(17,468,195)	(20,721,971)	218,766	924,949	179,415

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain:
Institutional Shares	-	(85,840,670)	-	-	-
R Shares	-	(3,055,044)	-	-	-
Total Distributions to Shareholders	-	(88,895,714)	-	-	-

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	29,596,530	245,205,577	-	1,042,238	19,788,725	**
R Shares	4,681,692	12,641,234	-	-	-
Reinvestment of distributions:
Institutional Shares	-	78,733,255	-	-	-
R Shares	-	2,739,828	-	-	-
Redemption of shares:
1	Institutional Shares	(164,973,739)	(633,166,321)	(40,848)	-	(649,139)
2	R Shares	(13,866,289)	(18,077,731)	-	-	-
Increase (Decrease) in Net Assets from Capital Share Transactions	(144,561,806)	(311,924,158)	(40,848)	1,042,238	19,139,586
Increase (Decrease) in Net Assets	(162,030,001)	(421,541,843)	177,918	1,967,187	19,319,001

NET ASSETS
Beginning of Period	521,189,680	942,731,523	14,187,704	12,220,517	-
End of Period (Including line (a))	$359,159,679	$521,189,680	$14,365,622	$14,187,704	$19,319,001

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	3,419,110	24,990,146	-	96,537	1,977,574	**
R Shares	559,798	1,377,012	-	-	-
Reinvestment of distributions:
Institutional Shares	-	8,846,433	-	-	-
R Shares	-	317,110	-	-	-
Redemption of shares:
Institutional Shares	(19,098,907)	(64,717,097)	(3,687)	-	(64,399)
R Shares	(1,680,867)	(1,972,440)	-	-	-
Increase (Decrease) in Shares	(16,800,866)	(31,158,836)	(3,687)	96,537	1,913,175

(a)	Distributions in excess of net investment income	$(4,997,725)	$(2,836,297)	$(130,811)	$(40,691)	$(81,694)
*	Commencement of operations.
**	See Note 1.

See Notes to Financial Statements.	30	ABSOLUTE FUNDS

ABSOLUTE FUNDS FINANCIAL HIGHLIGHTS

		Investment Operations			Distributions to Shareholders from:
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains	Total Distribution to Shareholders	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000's)
ABSOLUTE STRATEGIES FUND
INSTITUTIONAL SHARES
09/30/17	$8.76	$(0.04)	$(0.31)	$(0.35)	$—	$—	$—	$8.41	(4.00)%	$349,777
03/31/17	10.40	(0.10)	(0.23)	(0.33)	—	(1.31)	(1.31)	8.76	(3.40)	501,866
03/31/16	11.04	(0.11)	0.31	0.20	—	(0.84)	(0.84)	10.40	2.05	916,747
03/31/15	11.01	(0.08)	0.11	0.03	—	—	—	11.04	0.27	1,592,872
03/31/14	11.24	(0.10)	(0.13)	(0.23)	—	—	—	11.01	(2.05)	2,697,675
03/31/13	11.09	(0.10)	0.25	0.15	—	—	—	11.24	1.35	3,799,857
R SHARES
09/30/17	8.49	(0.09)	(0.28)	(0.37)	—	—	—	8.12	(4.36)	9,382
03/31/17	10.17	(0.11)	(0.26)	(0.37)	—	(1.31)	(1.31)	8.49	(3.89)	19,324
03/31/16	10.88	(0.17)	0.30	0.13	—	(0.84)	(0.84)	10.17	1.41	25,985
03/31/15	10.90	(0.13)	0.11	(0.02)	—	—	—	10.88	(0.18)	48,577
03/31/14	11.18	(0.14)	(0.14)	(0.28)	—	—	—	10.90	(2.50)	66,589
03/31/13	11.08	(0.15)	0.25	0.10	—	—	—	11.18	0.90	88,390

ABSOLUTE CAPITAL OPPORTUNITIES FUND
INSTITUTIONAL SHARES
09/30/17	$10.97	$(0.07)	$0.24	$0.17	$—	$—	$—	$11.14	1.55%	$14,366
03/31/17	10.21	(0.16)	0.92	0.76	—	—	—	10.97	7.44	14,188
03/31/16(e)	10.00	(0.03)	0.24	0.21	—	—	—	10.21	2.10	12,221

ABSOLUTE CONVERTIBLE ARBITRAGE FUND
INSTITUTIONAL SHARES
09/30/17(e)	$10.00	$(0.05)	$0.15	$0.10	$—	$—	$—	$10.10	1.00%	$19,319

(a)		Calculated based on average shares outstanding during each period.
(b)		Not annualized for periods less than one year.
(c)		Annualized for periods less than one year.
(d)		Reflects the expense ratio excluding any waivers and/or reimbursements.
(e)		Commencement of operations of Absolute Capital Opportunities Fund was December 30, 2015 and Absolute Convertible Arbitrage was August 14, 2017.

See Notes to Financial Statements.	31	ABSOLUTE FUNDS

ABSOLUTE FUNDS FINANCIAL HIGHLIGHTS

Ratios/Supplemental Data (Ratios to Average Net Assets)
Net Investment Loss (c)	Net Expenses (c)	Dividend and Interest Expenses (c)	Net Expenses without Dividend and Interest Expenses(c)	Gross Expenses(c)		Portfolio Turnover Rate (b)

(0.92)%	2.93%	0.96%	1.97%	2.98	%(d)	30%
(0.99)	2.86	0.95	1.91	2.89	(d)	72
(1.02)	2.65	0.81	1.84	2.66	(d)	70
(0.70)	2.58	0.79	1.79	2.58		78
(0.85)	2.45	0.72	1.73	2.47	(d)	75
(0.87)	2.57	0.84	1.73	2.57		68

(2.22)	3.49	0.87	2.62	3.54	(d)	30
(1.14)	3.50	1.01	2.49	3.52	(d)	72
(1.59)	3.23	0.83	2.40	3.24	(d)	70
(1.17)	3.09	0.79	2.30	3.09		78
(1.23)	2.92	0.73	2.19	2.93	(d)	75
(1.34)	2.98	0.84	2.14	2.98		68

(1.26)%	2.71%	0.86%	1.85%	3.44	%(d)	10%
(1.53)	2.62	0.70	1.92	3.70	(d)	29
(1.13)	2.20	0.25	1.95	4.37	(d)	6

(3.54)%	1.80%	0.10%	1.70%	2.94	%(d)	6%

See Notes to Financial Statements.	32	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2017

Note 1. Organization
Absolute Strategies Fund, Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund (individually, a "Fund" and collectively, the "Funds") are diversified portfolios of Forum Funds (the "Trust").
The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Absolute Strategies Fund currently offers two classes of shares: Institutional Shares and R Shares. Institutional and R Shares commenced operations on July 11, 2005. Absolute Strategies Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices, such as the S&P 500 Index. Absolute Capital Opportunities Fund currently offers Institutional Shares. Absolute Capital Opportunities Fund commenced operations on December 30, 2015. Absolute Capital Opportunities Fund seeks to achieve long-term capital appreciation with a lower sensitivity to traditional financial market indices, such as the S&P 500 Index.
The Absolute Convertible Arbitrage Fund commenced operations on August 14, 2017, after it acquired the net assets of the Mohican VCA Fund, LP, a privately offered hedge fund (the "Predecessor Fund"), in exchange for Fund shares. The Predecessor Fund commenced operations in 2002. The Absolute Convertible Arbitrage Fund seeks to achieve positive absolute returns over the long-term with low volatility when compared to traditional market indices. The Predecessor Fund had an investment objective and strategies that were, in all material respects, identical to those of the Absolute Convertible Arbitrage Fund. On August 14, 2017, the Predecessor Fund reorganized into the Absolute Convertible Arbitrage Fund. The reorganization of net assets from this transaction was as follows:

Date of Contribution	Net Assets	Shares Issued
August 14, 2017	$16,689,286	1,668,929

Note 2. Summary of Significant Accounting Policies
The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Exchange-traded options for which the last quoted sale price is outside the closing bid and ask price, will be valued at the mean of the closing bid and ask price. Shares of non-exchange-traded open-end mutual funds are valued at net asset value ("NAV"). Futures contracts are valued at the day's settlement price on the exchange where the contract is traded. Short-term investments that mature in 60 days or less may be valued at amortized cost.
Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in each Fund's registration statement,

33	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2017

performs certain functions as they relate to the administration and oversight of each Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Quoted prices in active markets for identical assets and liabilities
Level 2 – Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.
Level 3 — Significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of September 30, 2017, for each Fund's investments is included in each Fund's Notes to Schedules of Investments, Securities Sold Short and Call and Put Options Written.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income and expense are recorded on the ex-dividend date. Foreign dividend income and expense are recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes. Each Fund estimates components of distributions from real estate investment trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.
Foreign Currency Translations – Foreign currency amounts are translated into U.S.  dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The

34	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2017

portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund's foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.
Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.
Notional amounts of each individual futures contract outstanding as of September 30, 2017, for Absolute Strategies Fund, are disclosed in the Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written.
Securities Sold Short – Each Fund may sell a security short to increase investment returns. Each Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates.
Until the Fund replaces the borrowed security, the Fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Deposits with Brokers as shown on the Statements of Assets and Liabilities and the securities held long as shown on the Schedules of Investments. Dividends and interest paid on securities sold short are recorded as an expense on each Fund's Statement of Operations.
Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is

35	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2017

realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

The values of each individual purchased option outstanding as of September 30, 2017 for each Fund, if any, are disclosed in each Fund's Schedule of Investments.

Written Options – When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written options are non-income producing securities.
The values of each individual written option outstanding as of September 30, 2017, for each Fund, if any, are disclosed in each Fund's Schedule of Call and Put Options Written.
Credit Default Swaps – Each Fund may invest in credit default swaps. A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer (including sovereign debt obligations) if a credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.
If a fund is a seller of a credit default swap contract, the fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.
If a fund is the buyer of a credit default swap contract, the fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the fund.
Notional amounts of each individual credit default swap agreement outstanding as of September 30, 2017, for each Fund, if any, are disclosed in each Fund's Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written. The Funds did not enter into any credit default swaps during the period ended September 30, 2017.
Interest Rate Swaps – Each Fund may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage.

36	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2017

Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in two interest rates, applied to the notional principal amount for a specified period.  The payment flows are usually netted against each other, with the difference being paid by one party to the other.  The Fund settles accrued net receivables or payables under the swap contracts on a periodic basis.
The primary risk associated with interest rate swaps is that unfavorable changes in interest rates could adversely impact the Funds.
Notional amounts of each individual interest rate swap agreement outstanding as of September 30, 2017, for each Fund, if any, are disclosed in each Fund's Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written.  The Funds did not enter into any interest rate swaps during the period ended September 30, 2017.
Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by each Fund is included in their Schedule of Investments, if applicable.
When-Issued Transactions – Each Fund may purchase securities on a forward commitment or 'when-issued' basis. A fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets that have a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid semi-annually. Distributions to shareholders of net capital gains and net foreign currency gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.
Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2017, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Absolute Strategies Fund's class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.
37	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2017

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund's maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Offering Costs – Offering costs for the Absolute Convertible Arbitrage Fund of $68,743 consisted of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Absolute Convertible Arbitrage Fund.
Note 3. Cash – Concentration in Uninsured Account
For cash management purposes, each Fund may concentrate cash with each Fund's custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation ("FDIC") insurance limits. As of September 30, 2017, the Absolute Strategies Fund had $81,659,922 at State Street Bank and Trust Company that exceeded the FDIC insurance limit.
Note 4. Fees and Expenses
Investment Adviser – Absolute Investment Advisers LLC (the "Adviser") is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from Absolute Strategies Fund and Absolute Capital Opportunities Fund at an annual rate of 1.60% of Fund's average daily net assets and at an annual rate of 1.40% of Absolute Convertible Arbitrage Fund's average daily net assets.
Each sub-advisory fee, calculated as a percentage of each Fund's average daily net assets managed by each sub-adviser, is paid by the Adviser.
Distribution – Foreside Fund Services, LLC serves as each Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates. Absolute Strategies Fund has adopted a Distribution Plan (the "Plan") for R Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the Plan, R Shares are subject to a Rule 12b-1 fee of up to 0.35% of the R Shares average daily net assets; however, currently the Board limits 12b-1 fees on R Shares to 0.25% of average daily net assets.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statements of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to each Fund is disclosed in the Statements of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.
38	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2017

Note 5. Expense Reimbursements and Fees Waived
The Adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Absolute Capital Opportunities Fund to 1.85% on assets up to $100 million, 1.75% on assets between $100 million and $200 million, and 1.65% on assets above $200 million through August 1, 2019. The Adviser waived fees of $52,109 for Absolute Capital Opportunities Fund, for the period ended September 30, 2017.

The Adviser has also contractually agreed to waive its fee and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Absolute Convertible Arbitrage Fund to 1.75% on assets up to $25 million and 1.49% on assets exceeding $25 million through August 1, 2019. The Adviser waived fees of $26,422 for Absolute Convertible Arbitrage Fund, for the period ended September 30, 2017.

Effective September 29, 2017, the Adviser has also contractually agreed to waive its fee and/or reimburse Fund expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Absolute Strategies Fund Institutional Shares and R Shares to 1.99% and 2.24%, respectively, through August 1, 2019. During the period, Absolute Strategies Fund invested in Absolute Capital Opportunities Fund. As of September 30, 2017, Absolute Strategies Fund owned approximately 99.9% of Absolute Capital Opportunities Fund. The Adviser has agreed to waive fees in an amount equal to the fee it receives from Absolute Capital Opportunities Fund based on Absolute Strategies Fund's investment in Absolute Capital Opportunities Fund. For the period ended September 30, 2017, the Adviser waived fees of $103,525 for Absolute Strategies Fund.

The Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the total annual fund operating expenses after fee waiver and/or expense reimbursement of the Funds to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. As of September 30, 2017, $246,558 and $26,422 for Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund, respectively, is subject to recapture by the Adviser.
Note 6. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2017, were as follows:
Absolute Strategies Fund

Non-U.S. Government Obligations
Purchases	Sales
$96,987,459	$243,064,796
Absolute Capital Opportunities Fund

Non-U.S. Government Obligations
Purchases	Sales
$1,535,193	$870,862
Absolute Convertible Arbitrage Fund

Non-U.S. Government Obligations
Purchases	Sales
$17,839,942	$890,003
39	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2017

Note 7. Summary of Derivative Activity
The volume of open derivative positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the period ended September 30, 2017, for any derivative type during the period is as follows:
	Absolute Strategies Fund	Absolute Capital Opportunities Fund
Futures Contracts	$3,786,747,909	$-
Purchased Options	5,952,969	414,664
Written Options	(572,953)	(175,310)

Each Fund's use of derivatives for the period ended September 30, 2017, was limited to options, forward currency contracts and futures contracts.
Following is a summary of the effect of derivatives on the Statements of Assets and Liabilities as of September 30, 2017:
Absolute Strategies Fund
Location:	Equity Contracts
Asset derivatives:
Investments, at value	$2,327,057
Total asset derivatives	$2,327,057

Liability derivatives:
Call options written, at value	$(119,650)
Put options written, at value	(147,150)
Total liability derivatives	$(266,800)
Absolute Capital Opportunities Fund
Location:	Equity Contracts
Asset derivatives:
Investments, at value	$154,640
Total asset derivatives	$154,640

Liability derivatives:
Call options written, at value	$(16,237)
Put options written, at value	(16,080)
Total liability derivatives	$(32,317)
40	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2017

Realized and unrealized gains and losses on derivatives contracts for the period ended September 30, 2017, are recorded by each Fund in the following locations on the Statements of Operations:
Absolute Strategies Fund
Location:	Currency Contracts	Commodity Contracts	Credit Contracts	Equity Contracts	Interest Contracts
Net realized gain (loss) on:
Swaps	$-	$-	$(1,402,368)	$-	$-
Futures	68,130	1,047,072	-	(13,324,842)	546,822
Investments	-	-	-	(5,584,299)	-
Written options	-	-	-	633,272	-
Total net realized gain (loss)	$68,130	$1,047,072	$(1,402,368)	$(18,275,869)	$546,822

Net change in unrealized appreciation (depreciation) on:
Swaps	$-	$-	$981,271	$-	$-
Futures	-	(541,420)	-	155,711	41,407
Investments	-	-	-	4,623,984	-
Written options	-	-	-	(15,396)	-
Total net change in unrealized appreciation (depreciation)	$-	$(541,420)	$981,271	$4,764,299	$41,407

Absolute Capital Opportunities Fund
Location:	Equity Contracts
Net realized gain (loss) on:
Investments	$(14,936)
Written Options	20,212
Total net realized gain (loss)	$5,276

Net change in unrealized appreciation (depreciation) on:
Investments	$28,533
Written Options	34,969
Total net change in unrealized appreciation (depreciation)	$63,502

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments at September 30, 2017. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statement of Assets and Liabilities	Financial Instruments (Received)Pledged**	Cash Collateral (Received) Pledged**	Net Amount

Absolute Strategies Fund

Assets:
Over-the-counter derivatives*	$2,327,057	$-	$-	$2,327,057
Liabilities:
Over-the-counter derivatives*	(266,800)	266,800	-	-
Absolute Capital Opportunities Fund

Assets:
Over-the-counter derivatives*	$154,640	$-	$-	$154,640
Liabilities:
Over-the-counter derivatives*	(32,317)	32,317	-	-

*  Over-the-counter derivatives may consist of options contracts, futures contracts and swap agreements.  The amounts disclosed above represent the exposure to one or more counterparties.  For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Notes to Schedules of Investments, Securities Sold Short and Call and Put Options Written.
** The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.

Note 8. Federal Income Tax
As of September 30, 2017, cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
41	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2017

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Absolute Strategies Fund	$123,982,593	$77,222,170	$(14,684,723)	$62,537,447
Absolute Capital Opportunities Fund	7,019,824	2,420,872	(487,468)	1,933,404
Absolute Convertible Arbitrage Fund	17,717,099	880,814	(673,320)	207,494

As of March 31, 2017, distributable earnings (accumulated loss) on a tax basis were as follows:
	Capital and Other Losses	Unrealized Appreciation	Total
Absolute Strategies Fund	$(38,725,746)	$32,713,418	$(6,012,328)
Absolute Capital Opportunities Fund	(451,256)	1,773,099	1,321,843

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, futures, constructive sales, straddles, cover loss deferrals, short dividends, equity return of capital, convertible bond deemed distributions, partnerships and credit default swaps.
As of March 31, 2017, the Absolute Strategies Fund and Absolute Capital Opportunities Fund had $36,981,646 and $331,575, respectively, of available short-term capital loss carryforwards that have no expiration date.
For tax purposes, the prior year post-October loss was $78,990 for Absolute Capital Opportunities Fund (realized during the period November 1, 2016 through March 31, 2017), and the prior deferred late year ordinary loss was $1,744,100 and $40,691 for Absolute Strategies Fund and Absolute Capital Opportunities Fund, respectively (realized during the period January 1, 2017 through March 31, 2017). These losses were recognized for tax purposes on the first business day of the Funds' current fiscal year, April 1, 2017.
Note 9. Underlying Investment in Other Investment Companies
The Funds currently seek to achieve their investment objective by investing  a  portion  of  their  assets  in  State Street Institutional Treasury Money Market Fund, Premier Share Class (the "Premier"), a registered open-end management investment company organized as a Massachusetts business  trust.  The  Funds may  redeem  their investments from Premier at any time if the Adviser determines that it is in the best interest of the Funds and their shareholders to do so. The latest financial statements for Premier can be found at www.sec.gov.

The  performance  of  the  Funds may  be  directly  affected  by  the performance of Premier. As of September 30, 2017, the percentage of net  assets  invested  in  Premier was  27.3%, 36.7% and 42.5% for the Absolute Strategies Fund, Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund, respectively.

Note 10. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.
42	ABSOLUTE FUNDS

ABSOLUTE FUNDS ADDITIONAL INFORMATION SEPTEMBER 30, 2017

Investment Advisory Agreement Approval
Absolute Mohican Convertible Arbitrage Fund
At the March 24, 2017 Board meeting, the Board, including the Independent Trustees, considered the approval of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the "Advisory Agreement") and the approval of the investment subadvisory agreement (the "Subadvisory Agreement") between the Adviser and Mohican Financial Management, LLC (the "Subadviser"). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser and Subadviser to due diligence questionnaires circulated on the Board's behalf concerning the personnel, operations, financial condition, performance, and services to be provided by the Adviser and Subadviser. The Board also discussed the materials with Fund Counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Trustee Counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Fund by the Adviser and Subadviser, including information on the investment performance of the Adviser and Subadviser; (2) the costs of the services to be provided and projected profitability to the Adviser of its relationship with the Fund; (3) the proposed advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5) other benefits anticipated to be received by the Adviser and Subadviser from their relationships with the Fund.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from senior representatives of the Adviser and a discussion with the Adviser about the personnel, operations and financial condition of itself and the Subadviser, the Board considered the quality of services to be provided by the Adviser under the Advisory Agreement and by the Subadviser under the Subadvisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser and the Subadviser with principal responsibility for the Fund, as well as the investment philosophy and decision-making process of those professionals; the capability and integrity of the Adviser's and Subadviser's senior management and staff; and the quality of the Adviser's and Subadviser's services with respect to regulatory compliance.

The Board considered also the adequacy of the Adviser's and Subadviser's resources. The Board noted the Adviser's and Subadviser's representations that each firm is in stable financial condition and each firm has the operational capability and the necessary staffing and experience to provide high-quality investment advisory services to the Fund for the foreseeable future. The Board also considered the Adviser's analysis and recommendation regarding the Subadviser. Based on the presentation and the materials provided by the Adviser and the Subadviser in connection with the Board's consideration of the Advisory Agreement and Subadvisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund by the Adviser under the Advisory Agreement and by the Subadviser under the Subadvisory Agreement.

Performance

Recognizing that the Fund is new and has no performance history, the Board did not consider the performance history of the Fund. Instead, the Board considered the performance achieved by the Adviser and Subadviser in managing two other series of the Trust, the Absolute Strategies Fund and Absolute Credit Opportunities Fund. The Board noted that, although each of the Absolute Strategies Fund and Absolute Credit Opportunities Fund had underperformed their respective primary benchmarks over the one-, three-, and five-year periods ended December 31, 2016, the Subadviser had managed only one of several sub-advised sleeves of each Fund and, during that time, performed in accordance with the objectives specified by the Adviser. With respect to longer term performance, the Board considered the performance achieved by the Subadviser in managing a private hedge fund

43	ABSOLUTE FUNDS

ABSOLUTE FUNDS ADDITIONAL INFORMATION SEPTEMBER 30, 2017

pursuant to an investment strategy substantially similar to the strategy to be employed by the Subadviser for the Fund. Based on the foregoing and other relevant factors, the Board concluded that the Adviser's and Subadviser's management of the Fund could benefit the Fund and its shareholders.

Compensation

The Board evaluated the Adviser's proposed compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of the Fund's relevant Broadridge peer group. The Board observed that the contractual advisory fee rate proposed for the Fund was higher than the median contractual advisory fee rate charged to the Fund's Broadridge peers. The Board noted the Adviser's representation, however, that the majority of the Fund's Broadridge peers were not multi-manager strategies, under which subadvisers are paid from the Adviser's contractual advisory fee. Unlike the majority of the Fund's Broadridge peers, the Board recognized that the Adviser would pay the Subadviser's subadvisory fees out of its own advisory fee. The Board observed that the actual advisory fee rate proposed for the Fund was expected to be lower than the median of the Broadridge peers as a result of the Adviser's proposal to impose a contractual expense cap. The Board also observed that the actual total expenses were expected to be higher than the median of the Broadridge peers. The Board noted that the Adviser's proposed actual advisory fee rate and the Fund's actual total expense ratio were each lower than the fee rate and expense ratio of another series of the Trust managed by the Adviser. Based on the foregoing, the Board concluded that the Adviser's advisory fee rate to be charged to the Fund was reasonable.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding the estimated costs of services and its estimated profitability with respect to the Fund. The Board also considered the estimated percentage and amount of the Adviser's fee that would be retained by the Adviser and the estimated percentage and amount of the advisory fee that would be paid to the Subadviser. The Board recognized that profits to be realized by the Adviser would be a function of the future growth in assets of the Fund and concluded that the costs of the services to be provided and profits to be realized by the Adviser were not a material factor in approving the Advisory Agreement.

The Board did not consider information regarding the estimated costs of services provided or estimated profits to be realized by the Subadviser from its relationship with the Fund, noting instead the arms-length nature of the relationship between the Adviser and the Subadviser with respect to the negotiation of the subadvisory fee rate on behalf of the Fund and that the Adviser, and not the Fund, was responsible for paying the subadvisory fees due under the Subadvisory Agreement. Under these circumstances, the Board concluded that the Subadviser's profitability was not a material factor in determining whether or not to approve the Subadvisory Agreement.

Economies of Scale

The Board evaluated whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser's contractual commitment to breakpoints in the advisory fee whereby the Adviser had agreed to waive its fee and/or reimburse expenses to limit the total annual fund operating expenses of the Fund as necessary to ensure the Fund's expenses are capped at competitive levels. However, in recognition that the Fund had not yet commenced operations and assets under management would need to grow to achieve scale, the Board concluded that further evaluation of economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board noted the Adviser's representation that, aside from its contractual advisory fees, it would not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

44	ABSOLUTE FUNDS

ABSOLUTE FUNDS ADDITIONAL INFORMATION SEPTEMBER 30, 2017

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. In light of the fact that the Fund is a multi-manager Fund, however, for which the Adviser identifies subadvisers whose strategies it seeks to engage to achieve the Fund's investment objective, when considering the approval of the Subadvisory Agreement, the Board gave significant weight to the Adviser's recommendation that the Subadvisory Agreement be approved and to the Adviser's representation that the appointment of the Subadviser would positively contribute to the Adviser's successful execution of the Fund's overall strategy. The Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement and Subadvisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement and the Subadvisory Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant.

Absolute Strategies Fund and Absolute Capital Opportunities Fund – Kovitz Investment Group Partners, LLC

At the June 15, 2017 Board meeting, the Board, including the Independent Trustees, considered the approval of a new investment subadvisory agreement between Absolute Investment Advisers LLC ("Adviser" or "Absolute") and Kovitz Investment Group Partners, LLC ("Kovitz") pertaining to the Absolute Strategies Fund and Absolute Capital Opportunities Fund (the " New Subadvisory Agreement"). The New Subadvisory Agreement was being considered in connection with the anticipated termination of the existing subadvisory agreement between Kovitz and the Adviser ("Current Agreement") due to an upcoming strategic transaction resulting in a change in control of Focus Financial Partners, LLC, the parent company of Kovitz (the "Transaction"). In preparation for its deliberations, the Board requested and reviewed written responses from Kovitz to a due diligence questionnaire circulated on the Board's behalf. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board was also assisted by the advice of Trustee counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Funds by Kovitz, including information on the investment performance achieved by Kovitz; (2)  Kovitz's subadvisory fee; (3) the extent to which economies of scale may be realized as the Funds grow and whether the subadvisory fee enables each Fund to share in the benefits of economies of scale; and (4) other benefits received by Kovitz from its relationship with the Funds.  The Board observed that the Current Agreement had been most recently approved at the December 8, 2016 meeting of the Board.

Nature, Extent and Quality of Services

The Board received materials from Kovitz discussing Kovitz's personnel, operations and financial condition. In this context, the Board considered the adequacy of Kovitz's resources and the quality of services to be provided by Kovitz under the New Subadvisory Agreement. The Board reviewed information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at Kovitz who, under the Current Agreement have, and under the New Subadvisory Agreement would continue to have, responsibility for the managed portion of each Fund ("Managed Portions"). The Board considered the Adviser's representation that the Kovitz portfolio managers who are currently responsible for the Managed Portions would continue in that role following the Transaction.  In this regard, the Board recognized that the evaluation process with respect to Kovitz was an ongoing one and, in this regard, the Board considered information provided by Kovitz at regularly scheduled meetings during the past year, including, among other things, information concerning the performance of that portion of the Funds for which Kovitz currently provides subadvisory services.

The Board also considered the investment philosophy and decision-making processes of Kovitz and the capability and integrity of Kovitz's senior management and staff. In this regard, among other matters, the Board evaluated the anticipated quality of Kovitz's services with respect to regulatory compliance and compliance with client

45	ABSOLUTE FUNDS

ABSOLUTE FUNDS ADDITIONAL INFORMATION SEPTEMBER 30, 2017

investment policies and restrictions. The Board noted Kovitz's representation that it is in stable financial condition and that the firm has the operational capability, the staffing and experience, and the financial strength necessary to continue providing high-quality investment sub-advisory services to the Funds. Finally, the Board took into consideration the Adviser's recommendation of Kovitz. Based on these and other relevant considerations, the Board concluded that, overall, it was satisfied with the nature, extent, and quality of services to be provided to the Funds by Kovitz under the New Subadvisory Agreement.

Performance

The Board considered the historical contributions of the proposed portfolio managers of Kovitz to the performance of the Funds, including while acting as a subadviser under the Current Agreement. In particular, the Board considered the Adviser's evaluation of the performance that Kovitz achieved for the Managed Portions, as most recently provided to the Board by Kovitz at a meeting of the Board held on December 8, 2016. Based on the Adviser's evaluation of Kovitz's performance and other relevant information, the Board concluded that Kovitz's continued management of the Managed Portions could benefit the Funds and their shareholders.

Costs of Services and Profitability

The Board noted that the Adviser, and not the Funds, would be responsible for paying the subadvisory fees due under the New Subadvisory Agreement. The Board thus did not consider information regarding the costs of services provided or profits to be realized by Kovitz from its relationship with the Funds, noting instead the arm's-length nature of the relationship between the Adviser and Kovitz with respect to the negotiation of the subadvisory fee rate that would apply. The Board concluded that Kovitz's projected profitability was not a material factor in determining whether to approve the New Subadvisory Agreement.

Compensation

The Board reviewed Kovitz's proposed compensation for providing subadvisory services to the Funds and noted that the subadvisory fee received by Kovitz and the total advisory fee paid by the Funds would not change because the subadvisory fees are paid by the Adviser and not the Funds. The Board thus did not consider information regarding the proposed compensation to be paid to Kovitz as a result of its relationship with the Funds, noting instead the arm's-length nature of the relationship between the Adviser and Kovitz with respect to the negotiation of the subadvisory fee rate that would apply to Kovitz. As a result, the Board concluded that the proposed compensation for providing subadvisory services to the Funds was not a material factor in considering the approval of the New Subadvisory Agreement.

Economies of Scale

The Board considered whether the Funds would benefit from any economies of scale with respect to the New Subadvisory Agreement. The Board determined that because the Adviser, and not the Funds, would pay the subadvisory fee, shareholders would not benefit from any economies of scale in the form of breakpoints in the subadvisory fee rate.  Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the New Subadvisory Agreement.

Other Benefits

The Board noted Kovitz's representation that it would not receive significant ancillary benefits as a result of its relationship with each of the Funds. As a result, the Board concluded that other benefits were not a material factor in approving the New Subadvisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors; however, in light of the fact that the Funds are multi-manager Funds for

46	ABSOLUTE FUNDS

ABSOLUTE FUNDS ADDITIONAL INFORMATION SEPTEMBER 30, 2017

which the Adviser identifies subadvisers whose strategies it seeks to combine to achieve the Funds' investment objectives, the Board gave significant weight to the Adviser's recommendation that Kovitz be appointed as a subadviser to the Funds and to the Adviser's representation that the appointment of Kovitz would positively contribute to the Adviser successfully executing the overall strategies of the Funds. Based on its review, including consideration of each of the factors referenced above, and its consideration of information received throughout the year from the Adviser and Kovitz, the Board determined, in the exercise of its reasonable business judgment, that the subadvisory arrangement, as outlined in the New Subadvisory Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred by the Funds and such other matters as the Board considered relevant.

Proxy Voting Information
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund's portfolio is available, without charge and upon request, by calling (888) 992-2765 and on the SEC's website at www.sec.gov. The Absolute Strategies Fund and Absolute Capital Opportunities Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 992-2765 and on the SEC's website at www.sec.gov. The Absolute Convertible Arbitrage Fund's proxy voting record for the period from the Absolute Convertible Artbitrage Fund's commencement of operations to June 30 will be available, without charge and upon request, by calling (888) 992-2765 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 through September 30, 2017.
Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
47	ABSOLUTE FUNDS

ABSOLUTE FUNDS ADDITIONAL INFORMATION SEPTEMBER 30, 2017

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2017	September 30, 2017	Period*	Ratio*
Absolute Strategies Fund
Institutional Shares
Actual	$1,000.00	$960.04	$14.40	2.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,010.38	$14.77	2.93%
R Shares
Actual	$1,000.00	$956.42	$17.12	3.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,007.57	$17.56	3.49%

Absolute Capital Opportunities Fund
Actual	$1,000.00	$1,015.50	$13.69	2.71%
Hypothetical (5% return before expenses)	$1,000.00	$1,011.48	$13.67	2.71%

* Expenses are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183) divided by 365 to reflect the half-year period.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	August 14, 2017	September 30, 2017	Period**	Ratio**
Absolute Convertible Arbitrage Fund
Institutional Shares
Actual	$1,000.00	$1,010.00	$2.38	1.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,004.20	$2.37	1.80%
** Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period (except that the average account values reflect the Fund's actual return information for the 48-day period between August 14, 2017, the commencement date of Fund operations, through September 30, 2017).
48	ABSOLUTE FUNDS

ABSOLUTE FUNDS
P.O. BOX 588
PORTLAND, MAINE 04112
(888) 992-2765 (TOLL FREE)
(888) 99-ABSOLUTE (TOLL FREE)

INVESTMENT ADVISER

Absolute Investment Advisers LLC
18 Shipyard Drive, Suite 3C
Hingham, Massachusetts 02043
www.absoluteadvisers.com

TRANSFER AGENT

Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112
(888) 992-2765 (Toll Free)
(888) 99-ABSOLUTE (Toll Free)
www.atlanticfundservices.com

DISTRIBUTOR

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its managements and other information.

212-SAR-0917

ADALTA INTERNATIONAL FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2017

Dear Shareholders:
We are pleased to provide the Adalta International Fund's (the "International Fund's") semi-annual report for the six-month period ended September 30, 2017. The International Fund's net asset value was $18.73 per share as of September 30, 2017, realizing a return of 6.54% for the six-month period (the "Semi-Annual Period"). The International Fund's return compares with a return of 12.30% for the International Fund's benchmark, the MSCI All-Country World Index Ex-US ("MSCI ACWI Ex-US" or the "Benchmark") and 11.86% for the MSCI EAFE. For a longer term perspective, the International Fund's 1-, 3-, 5-, 10-year, and since inception annual total returns as of September 30, 2017 were as follows:
Average Annual Total Return as of 09/30/2017	One Year	Three Years	Five Years	Ten Years	Since Inception (12/08/93)
Adalta International Fund	16.47%	4.90%	5.32%	1.65%	7.06%
MSCI ACWI ex US Index	19.61%	4.70%	6.97%	1.28%	N/A
MSCI EAFE Index	19.10%	5.04%	8.38%	1.34%	5.64%

(Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call(844) 284-9829 (toll free). Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the International Fund's annual operating expense ratio (gross) is 3.28%. However, the International Fund's adviser has agreed to contractually waive its fees and/or reimburse expenses to limit total operating expenses to 1.76% through at least September 30, 2018. During the period certain fees were waived and/or expenses reimbursed, otherwise returns would have been lower. Returns greater than one year are annualized.)
During the Semi-Annual Period the International Fund underperformed its relevant benchmarks. Contributors to the International Fund's performance during the Semi-Annual Period included BYD Co. Ltd., Baidu, Inc., Dewan Housing Finance Corp., Ltd., STMicroelectronics NV, and NIIT Technologies, Ltd. Holdings that detracted from the International Fund's performance during the period included Genting Hong Kong, Ltd., GS Home Shopping, Inc., GP Investments, Ltd., Secure Property Development & Investment PLC, and Obsidian Energy, Ltd.
The following tables provide details of the International Fund's top 10 positions at the end of the Semi-Annual Period as well as positions added and exited since our 03/31/17 annual report. The decisions to exit positions resulted from a combination of the securities hitting our valuation targets or better opportunities elsewhere.
2

ADALTA INTERNATIONAL FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2017

Top 10 Common Stock Holdings as of 09/30/17	Country	Sector	% of Net Assets
TCG BDC, Inc.	United States	Financials	8.04%
GS Home Shopping, Inc.	South Korea	Consumer Discretionary	5.72%
Dewan Housing Finance Corp., Ltd.	India	Financials	5.69%
Baidu, Inc.	China	Telecommunication Services	5.56%
Dufry AG	Switzerland	Consumer Discretionary	5.28%
GP Investments, Ltd., BDR	Brazil	Asset Management	5.23%
Genting Hong Kong, Ltd.	Hong Kong	Conglomerates	4.74%
Sony Corp.	Japan	Consumer Discretionary	4.72%
BYD Co., Ltd., Class H	China	Consumer Discretionary	4.26%
NIIT Technologies, Ltd.	India	Technology	3.88%
Total			53.12%

New Positions Established Since 03/31/17	% of Net Assets	Portfolio Positions Eliminated Since 03/31/17	% of Net Assets[1]
BYD Co., Ltd., Class H	4.26%	Roche Holdings AG	5.44%
Controloadora Vuela Cia de Aviacion SAB de CV, ADR	3.00%	Fairfax Financial Holdings, Ltd.	3.79%
Rakuten, Inc.	2.88%	Philex Mining Corp.	1.37%
STMicroelectronics NV, ADR	2.70%	Mobileye NV	1.08%
Yoox Net-A-Porter Group SpA	1.85%
Cellnex Telecom SA	1.57%
Points International, Ltd.	0.56%
	16.82%		11.68%

The International Fund has continued to build its position in Sony Corp. following its entry into the name in November 2016. Having experienced lackluster financial performance in recent years with numerous business segments weighing down earnings, Sony's share price had depreciated. Management has undertaken a turnaround, refocusing the company on core, profitable business segments and growth around subscription services, imaging, and gaming. In March 2017 the company announced specific targets for return on invested capital. Management's initiatives have been well-received by the market with share price appreciation of almost 50% since March 2017 and near 60% in the last twelve months.
Another recent addition to the portfolio is Obsidian Energy (formerly Penn West Petroleum), a conventional oil and natural gas producer in Canada. Management has undertaken to improve financial performance by deleveraging its balance sheet, divesting non-performing assets, and focusing on growing production and cash flow per share. Having completed strategic divestitures, we believe the company is currently trading below intrinsic value and holds significant growth potential.
We believe the world economy, lead by the U.S., is on track for continued economic growth. It appears that the economic momentum realized in the third quarter of 2017 will likely carry into the fourth quarter of 2017 and into 2018. If sustained we believe this economic momentum would positively invigorate select equity markets throughout the world. The attractiveness of the equity markets in which the International Fund is invested is based on the availability of interesting investment opportunities at lower multiples of earnings versus U.S. securities and their prospects for future growth.

1 Percent of net asset value ("NAV") for exited positions reflect holdings at the previous reporting period ending 03/31/17.

3

ADALTA INTERNATIONAL FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2017

Thank you for your continued trust and support. We believe your patience will be rewarded, and we remain enthusiastic shareholders with you in the International Fund.
Sincerely,

Adalta Capital Management LLC

IMPORTANT RISKS AND DISCLOSURE:
There is no assurance that the International Fund will achieve its investment objective. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, political and economic instability, and relatively illiquid markets. Emerging markets involve greater risks than more developed markets as they may be more volatile and less liquid. The International Fund's exposure to foreign currencies may not be fully hedged at all times. Private fund securities are typically illiquid and difficult to value. The International Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The risk of investing in Europe may be heightened due to the recent referendum in which the United Kingdom voted to withdraw from the European Union (EU). Also, if one or more countries were to exit the EU or abandon use of the euro, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
The MSCI ACWI ex US is a stock market index that is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net index data is not available prior to its inception on 01/01/01. The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the United States and Canada. The total return of the MSCI EAFE includes the reinvestment of dividends and income. It is not possible to invest directly in any index.
The views in this report were those of the International Fund managers as of September 30, 2017 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the International Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.
4

ADALTA INTERNATIONAL FUND PERFORMANCE CHART AND ANALYSIS SEPTEMBER 30, 2017

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Adalta International Fund (the "Fund") compared with the performance of the primary benchmark, the MSCI All Cap World Index except United States ("MSCI ACWI ex US"), and the secondary benchmark, the MSCI EAFE Index ("MSCI EAFE") over the past ten years. The MSCI ACWI ex US is a stock market index that is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets outside of the United States. The MSCI EAFE is a stock market index that is designed to measure the equity market performance with dividends reinvested of developed markets outside of the United States and Canada.  The total returns of both the MSCI ACWI ex US and MSCI EAFE include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total returns of the MSCI ACWI ex US and MSCI EAFE do not include expenses. The Fund is professionally managed, while the MSCI ACWI ex US and MSCI EAFE are unmanaged and are not available for investment.
Comparison of a $10,000 Investment
Adalta International Fund vs. MSCI ACWI ex US Index and MSCI EAFE Index

Average Annual Total Returns for Periods Ended September 30, 2017:	One Year	Five Years	Ten Years
Adalta International Fund	16.47%	5.32%	1.65%
MSCI ACWI ex US Index	19.61%	6.97%	1.28%
MSCI EAFE Index	19.10%	8.38%	1.34%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (844) 284-9829. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 3.28% and the annual operating expenses after the fee waiver and/or expense reimbursement (net) is 1.76% including acquired fund fees and expenses of 0.26%. However, the Fund's adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.50%, through at least September 30, 2018. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

5

ADALTA INTERNATIONAL FUND PORTFOLIO PROFILE SEPTEMBER 30, 2017

PORTFOLIO HOLDINGS
% of Common Stock
Consumer Discretionary	29.0%
Financials	27.8%
Telecommunication Services	13.5%
Technology	7.2%
Asset Management	5.7%
Conglomerates	5.2%
Consumer Staples	3.7%
Energy	3.5%
Real Estate	2.2%
Industrials	2.2%
100.0%

6

ADALTA INTERNATIONAL FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017

Shares	Security Description	Value
Common Stock - 91.8%
Belgium - 3.4%
5,390	Anheuser-Busch InBev SA/NV, ADR	$643,027
Brazil - 5.2%
535,300	GP Investments, Ltd., BDR (a)	988,745
Canada - 5.9%
10,000	Granite REIT	401,282
576,750	Obsidian Energy, Ltd. (a)	605,588
9,300	Points International, Ltd. (a)	106,020
		1,112,890
China - 9.8%
4,246	Baidu, Inc., ADR (a)	1,051,692
87,000	BYD Co., Ltd., Class H	806,896
		1,858,588
Cyprus - 2.1%
2,021,534	Secure Property Development & Investment PLC (a)	392,784
Hong Kong - 4.7%
3,590,300	Genting Hong Kong, Ltd.	897,575
India - 9.6%
127,950	Dewan Housing Finance Corp., Ltd.	1,076,665
88,400	NIIT Technologies, Ltd.	734,253
		1,810,918
Indonesia - 2.3%
24,199,300	Panin Financial Tbk PT (a)	438,387
Italy - 1.9%
8,947	Yoox Net-A-Porter Group SpA (a)	350,755
Japan - 7.6%
50,000	Rakuten, Inc.	545,212
24,000	Sony Corp.	892,815
		1,438,027
Mexico - 5.0%
47,806	Controladora Vuela Cia de Aviacion SAB de CV, ADR (a)	567,457
3,719	Grupo Aeroportuario del Pacifico SAB de CV, ADR	381,309
		948,766
Russian Federation - 3.6%
15,070	Tarkett SA	678,964
South Korea - 5.7%
5,710	GS Home Shopping, Inc.	1,082,824
Spain - 1.6%
13,000	Cellnex Telecom SA (b)	297,461
Shares	Security Description	Value
Switzerland - 8.0%
6,293	Dufry AG (a)	$999,497
26,278	STMicroelectronics NV, ADR	510,319
		1,509,816
United States - 15.4%
35,846	KKR & Co. LP	728,749
80,805	TCG BDC, Inc.	1,520,752
20,000	The Blackstone Group LP	667,400
		2,916,901
Total Common Stock (Cost $15,509,735)		17,366,428
Preferred Stock - 0.0%
United States - 0.0%
132,573	Earlyshares.com, Inc., Class A (a)(c)(d) (Cost $200,000)	-
Principal	Security Description	Value
Private Equity Fund - 0.0%
India - 0.0%
$36,915	Bharat Investors LP (a)(c)(e) (Cost $36,915)	2,834
Shares	Security Description	Value
Exchange Traded Note - 1.2%
5,795	iPATH S&P 500 VIX Short-Term Futures ETN (a) (Cost $287,875)	227,106
Total Investments - 93.0% (Cost $16,034,525)		$17,596,368
Other Assets & Liabilities, Net – 7.0%		1,325,060
Net Assets – 100.0%		$18,921,428

ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
ETN	Exchange Traded Note
LP	Limited Partnership
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $297,461 or 1.6% of net assets.
(c)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $2,834 or 0.0% of net assets.
(d)
Private preferred stock purchased on 06/21/13. The preferred shares have the right to receive dividends when, as and if declared by the Board of Trustees. Preferred shares hold rights to convert to shares of Common Stock. Illiquid investment in which redemptions are not accepted. No unfunded commitments as of September 30, 2017.

See Notes to Financial Statements.	7

ADALTA INTERNATIONAL FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017

(e)
Private equity fund purchased on 03/08/13 that invests in Unitech Corporate Parks PLC. Redemptions may be made on the last day of each calendar quarter upon 60 days written notice. No unfunded commitments as of September 30, 2017.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of September 30, 2017.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$17,593,534
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	2,834
Total	$17,596,368

The Level 1 value displayed in this table includes Common Stock and an Exchange Traded Note. Refer to this Schedule of Investments for a further breakout of each security by country.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Preferred Stock	Private Equity Funds
Balance as of 03/31/17	$-	$4,693
Sales	-	-
Realized gain	-	-
Change in unrealized appreciation/(depreciation)	-	(1,859)
Balance as of 09/30/17	$-	$2,834
Net change in unrealized appreciation/(depreciation) from investments held as of 09/30/17**	$-	$(1,859)

** The change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) of investments in the accompanying Statement of Operations.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2017.

See Notes to Financial Statements.	8

ADALTA INTERNATIONAL FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2017

ASSETS
. Investments, at value (Cost $16,034,525)	$17,596,368
Deposits with brokers	302,095
Cash	938,526
Foreign currency (Cost $49,382)	49,318
Receivables:
Fund shares sold	865
Dividends and interest	61,753
Prepaid expenses	8,438
Total Assets	18,957,363

LIABILITIES
Accrued Liabilities:
Investment adviser fees	7,892
Fund services fees	5,840
Other expenses	22,203
Total Liabilities	35,935

NET ASSETS	$18,921,428

COMPONENTS OF NET ASSETS
Paid-in capital	$17,803,212
Undistributed net investment income	377,025
Accumulated net realized loss	(820,659)
Net unrealized appreciation	1,561,850
NET ASSETS	$18,921,428
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	1,010,143
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$18.73
* Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	9

ADALTA INTERNATIONAL FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2017

INVESTMENT INCOME
Dividend income .	$282,397
Interest income	1,639
Total Investment Income	284,036

EXPENSES
Investment adviser fees	144,428
Fund services fees	90,183
Custodian fees	10,197
Registration fees	9,940
Professional fees	22,201
Trustees' fees and expenses	3,250
Other expenses	18,507
Total Expenses	298,706
Fees waived and expenses reimbursed	(154,278)
Net Expenses	144,428

NET INVESTMENT INCOME	139,608

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,691,834
Foreign currency transactions	(10,087)
Net realized gain	1,681,747
Net change in unrealized appreciation (depreciation) on:
Investments	(618,119)
Deferred foreign capital gains taxes	6,456
Foreign currency translations	936
Net change in unrealized appreciation (depreciation)	(610,727)
NET REALIZED AND UNREALIZED GAIN	1,071,020
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,210,628

See Notes to Financial Statements.	10

ADALTA INTERNATIONAL FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2017	For the Year Ended March 31, 2017
OPERATIONS
Net investment income	$139,608	$156,130
Net realized gain	1,681,747	2,316,725
Net change in unrealized appreciation (depreciation)	(610,727)	70,986
Increase in Net Assets Resulting from Operations	1,210,628	2,543,841

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-	(211,892)

CAPITAL SHARE TRANSACTIONS
Sale of shares	179,862	182,535
Reinvestment of distributions	-	191,469
Redemption of shares	(1,253,901)	(31,016,736)
Redemption fees	15	5
Decrease in Net Assets from Capital Share Transactions	(1,074,024)	(30,642,727)
Increase (Decrease) in Net Assets	136,604	(28,310,778)

NET ASSETS
Beginning of Period	18,784,824	47,095,602
End of Period (Including line (a))	$18,921,428	$18,784,824

SHARE TRANSACTIONS
Sale of shares	9,746	11,589
Reinvestment of distributions	-	12,329
Redemption of shares	(68,405)	(1,971,193)
Decrease in Shares	(58,659)	(1,947,275)

(a) Undistributed net investment income	$377,025	$237,417

See Notes to Financial Statements.	11

ADALTA INTERNATIONAL FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30,		For the Years Ended March 31,
	2017		2017	2016	2015	2014	2013
NET ASSET VALUE, Beginning
of Period	$17.58		$15.61	$17.19	$18.50	$20.73	$18.88
INVESTMENT OPERATIONS
Net investment income (a)	0.13		0.09	0.11	0.15	0.18	0.13
Net realized and unrealized gain (loss)	1.02		2.06	(0.61)	(0.23)	(0.30)	2.36
Total from Investment Operations	1.15		2.15	(0.50)	(0.08)	(0.12)	2.49
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—		(0.18)	(1.08)	(0.48)	(1.46)	—
Net realized gain	—		—	—	(0.75)	(0.65)	(0.64)
Total Distributions to Shareholders	—		(0.18)	(1.08)	(1.23)	(2.11)	(0.64)
REDEMPTION FEES (a)	—	(b)	— (b)	— (b)	— (b)	— (b)	— (b)
NET ASSET VALUE, End of Period	$18.73		$17.58	$15.61	$17.19	$18.50	$20.73
TOTAL RETURN	6.54	%(c)	13.94%	(2.84)%	(0.32)%	(0.54)%	13.35%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$18,921	$18,785		$47,096	$68,526	$91,898	$101,861
Ratios to Average Net Assets:
Net investment income	1.45	%(d)	0.56%	0.66%	0.84%	0.90%	0.66%
Net expenses	1.50	%(d)	1.50%	1.50%	1.50%	1.41%	1.25%
Gross expenses (e)	3.10	%(d)	3.02%	2.14%	1.90%	1.90%	1.88%
PORTFOLIO TURNOVER RATE	24	%(c)	42%	38%	52%	39%	67%

(a)				Calculated based on average shares outstanding during each period.
(b)				Less than $0.01 per share.
(c)				Not annualized.
(d)				Annualized.
(e)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	12

ADALTA INTERNATIONAL FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2017

Note 1. Organization
The Adalta International Fund (the "Fund") is a diversified portfolio of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on December 8, 1993, and seeks capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock. Effective June 30, 2016, Beck Mack & Oliver International Fund was renamed Adalta International Fund. From August 1, 2014 through June 30, 2016 the Fund was named the Beck, Mack & Oliver International Fund. From June 24, 2009 through August 1, 2014, the Fund was named Beck Mack & Oliver Global Equity Fund.  Prior to June 24, 2009, the Fund was named Austin Global Equity Fund.
Note 2. Summary of Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Forward currency contracts are generally valued based on interpolation of forward curve data points obtained from major banking institutions that deal in foreign currencies and currency dealers. Exchange-traded options for which the last quoted sale price is outside the closing bid and ask price, will be valued at the mean of the closing bid and ask price. Shares of non-exchange traded open-end mutual funds are valued at net asset value ("NAV"). Interests in private investments will generally be subject to fair valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost.
As permitted by GAAP, as a practical expedient, the Valuation Committee may measure the fair value of its investments in investment companies on the basis of the net asset value per share of such investments (or the equivalent) if the net asset value per share of such investments (or the equivalent) is calculated in a manner consistent with the measurement principles of applicable authoritative guidance as of the Fund's reporting date.  The fair value of the Fund's investments in investment companies is based on the information provided by such investment company's management, which reflects the Fund's share of the fair value of the net assets of such investment company (i.e., the practical expedient is used).  If the Valuation Committee determines, based on its own due diligence and investment valuation procedures, that alternative valuation techniques are more appropriate for any of the Fund's investments in investment companies, such

13

ADALTA INTERNATIONAL FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2017

investments may be fair valued by the Valuation Committee using other suitable sources.
The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition and market activity. the Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in the Fund's registration statement, performs certain functions as they relate to the administration and oversight of the Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Quoted prices in active markets for identical assets and liabilities
Level 2 – Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.
Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of September 30, 2017, for the Fund's investments is included at the end of the Fund's schedule of investments.
14

ADALTA INTERNATIONAL FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2017

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign Currency Transactions – The Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund's foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.
Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.
Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2017, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
15

ADALTA INTERNATIONAL FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2017

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statements of Changes in Net Assets.
Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Cash – Concentration in Uninsured Account
For cash management purposes, the Fund may concentrate cash with the Fund's custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation ("FDIC") insurance limits. As of September 30, 2017, the Fund had $688,526 at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.
Note 4. Fees and Expenses
Investment Adviser – Adalta Capital Management LLC (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 1.50% of the Fund's average daily net assets.
Distribution – Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman receive an additional $6,000

16

ADALTA INTERNATIONAL FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2017

annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.
Note 5. Expense Reimbursement and Fees Waived
The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses to limit total annual operating expenses to 1.50% of average daily net assets of the Fund through at least September 30, 2018. Other fund service providers have voluntarily agreed to waive a portion of their fees. The contractual waivers may be changed or eliminated at any time with the consent of the Board and voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. For the period ended September 30, 2017, fees waived were as follows:
Investment Adviser Fees Waived	Other Waivers	Total Fees Waived
$97,018	$57,260	$154,278

Note 6. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, during the period ended September 30, 2017 were $4,223,489 and $5,598,846, respectively.
Note 7. Federal Income Tax
As of September 30, 2017, cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$3,834,945
Gross Unrealized Depreciation	(2,273,102)
Net Unrealized Appreciation	$1,561,843

As of March 31, 2017, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$387,396
Capital and Other Losses	(2,405,036)
Unrealized Appreciation	1,925,228
Total	$(92,412)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnerships, wash sales and investments in passive foreign investment companies.
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ADALTA INTERNATIONAL FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2017

The Fund has $2,405,036 of available long-term capital loss carryforwards that have no expiration date.
Note 8. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.
18

ADALTA INTERNATIONAL FUND ADDITIONAL INFORMATION SEPTEMBER 30, 2017

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (844) 284-9829 and on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (844) 284-9829 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 through September 30, 2017.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.
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ADALTA INTERNATIONAL FUND ADDITIONAL INFORMATION SEPTEMBER 30, 2017

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2017	September 30, 2017	Period*	Ratio*
Actual	$1,000.00	$1,065.42	$7.77	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.59	1.50%

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183) divided by 365 to reflect the half-year period.

20

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2017

Dear Fellow Shareholder:

The Beck, Mack & Oliver Partners Fund (the "Partners Fund") returned +8.28% net of fees and expenses for the six-month semi-annual period ended September 30, 2017 (the "Semi-Annual Period"), resulting in a net asset value of $11.11. By comparison, during the Semi-Annual Period, the S&P 500 Index, which is the Partners Fund's principal benchmark, returned +7.71%.
Performance and Portfolio Update
Below is an updated version of a table that was introduced in our recent letter pertaining to the fiscal year ended March 31, 2017 ("the Fiscal Year Letter"). The table shows cumulative total returns for the Partners Fund and the S&P 500 Index over three time periods: (i) from the 2009 reorganization until March 31, 2014; (ii) from March 31, 2014, until March 31, 2016; and (iii) from March 31, 2016, until September 30, 2017.
	12/1/09 – 3/31/14	3/31/14 – 3/31/16	3/31/16 – 9/30/17
Beck, Mack & Oliver Partners Fund	+90.28%	-21.46%	+25.01%
S&P 500 Index	+85.01%	+14.74%	+26.20%

(Performance data quoted represent past performance and are no guarantee of future results.  Current performance may be lower or higher than the performance data quoted.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.  For the most recent month-end performance, please call (800) 943-6786.)
As discussed in the Fiscal Year Letter, virtually all of the Partners Fund's underperformance relative to the S&P 500 Index over longer time periods (e.g., three, five, and 10 years) is attributable to its underperformance during the fiscal years ended March 31, 2015, and March 31, 2016. As previously discussed, Robert C. Beck, who is the Senior Member of Beck, Mack & Oliver LLC, replaced Zachary Wydra as sole manager of the Partners Fund, effective October 1, 2015. During the fiscal year ended March 31, 2017, Richard C. Fitzgerald, who joined Beck, Mack & Oliver LLC as a Portfolio Manager in January 2016, became co-manager of the Partners Fund. Following these management changes, the absolute and relative performance of the Partners Fund has meaningfully improved. Over the last 18 months, the Partners Fund has returned +25.01% and has slightly underperformed a very strong S&P 500 Index (+26.20%), whose annualized return during this time of nearly 17% is well in excess of its long-run average.
As of the end of the Semi-Annual Period, the Partners Fund held 32 equity positions, with the 10 largest positions representing 52.5% of net assets. This compares to 30 equity positions, with the 10 largest positions representing 50.0% of net assets, as of the beginning of the Semi-Annual Period. We initiated five new positions and exited three positions, each of which is discussed below.
The largest sector exposures for the Partners Fund remained financials (27.6% of net assets as of the end of the Semi-Annual Period), healthcare (18.1%), and energy (15.0%).  Exposure to financials increased modestly during the Semi-Annual Period (27.6% versus 26.7%) as a result of share price appreciation, which more than offset the impact of our exit from Boulevard Acquisition Corp. II. Exposure to healthcare declined modestly (18.1% versus 19.9%) due to the trimming of certain positions that had appreciated significantly. Exposure to energy was essentially unchanged (15.0% versus 15.1%), as the impact of new positions was generally offset by the trimming of existing positions. Cash represented 1.8% of net assets as of the end of the Semi-Annual Period.
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BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2017

During the Semi-Annual Period, the S&P 500 Index returned +7.71%. The best-performing sectors were information technology (+13.14%) and healthcare (+11.01%), while the worst-performing sectors were telecommunications services (-0.75%) and energy (+0.05%). At a sector level, the Partners Fund's performance benefited from its underweight positions in consumer discretionary and consumer staples and its overweight position in financials, while its performance was negatively affected by its overweight positions in energy and telecommunications services and its underweight position in information technology.
The table below indicates the largest positive and negative single-security contributors to investment performance as well as the total returns of the underlying securities during the Semi-Annual Period1:
Largest Positive Contributors			Largest Negative Contributors
Position	Contribution	Total Return	Position	Contribution	Total Return
Credit Acceptance Corp.	+1.59%	+40.5%	Chicago Bridge & Iron Co. NV	-1.25%	-45.1%
Apollo Global Management, LLC	+1.29%	+28.3%	Fluor Corp.	-0.37%	-19.2%
Enstar Group, Ltd.	+1.02%	+16.2%	Devon Energy Corp.	-0.33%	-11.7%

Largest Positive Contributors
The Partners Fund's largest positive contributor during the Semi-Annual Period was Credit Acceptance Corporation ("Credit Acceptance"), which is a subprime automotive lender with a unique business model based on making advances to the automotive dealer, who shares repayment risk with Credit Acceptance. We believe Credit Acceptance is differentiated from other subprime automotive lenders by its business model, consistently high returns on capital, and management's long track record of underwriting discipline. The appreciation in the share price during the Semi-Annual Period was driven by strong fundamental performance and modest multiple expansion.
The other two largest positive contributors were Apollo Global Management, LLC ("Apollo") and Enstar Group Limited ("Enstar"). Apollo was also one of the largest positive contributors during the fiscal year ended March 31, 2017, and our investment in Apollo was discussed in the Fiscal Year Letter. Enstar is a premier specialty insurance company that has compounded earnings and book value per share at impressive rates over a multi-year period. Continued positive fundamental performance and the prospect of higher interest rates have been tailwinds for Enstar's share price. We continue to be enthusiastic about Credit Acceptance, Apollo, and Enstar, which remain among the Partners Fund's largest positions.
Largest Negative Contributors
The largest negative contributor during the Semi-Annual Period was Chicago Bridge & Iron N.V. ("CBI"). To our chagrin, CBI also featured among the largest negative contributors during the fiscal year ended March 31, 2017, and was discussed in both the Fiscal Year Letter and the letter pertaining to the six-month semi-annual period ended September 30, 2016. As discussed in those letters, a key overhang on the stock had been CBI's legal dispute with Westinghouse Electric Company LLC ("Westinghouse") and a major tenet of our thesis was that the Westinghouse litigation would be resolved in CBI's favor. While the Westinghouse litigation was indeed resolved in CBI's favor, poor fundamental execution and management turnover nevertheless weighed heavily on the stock during the Semi-Annual Period. We recently had the opportunity to meet with the new CEO and are cautiously optimistic that the worst is behind CBI and that the company can sell its technology services business at an attractive valuation and use the proceeds to substantially delever the balance sheet, which we believe will be a positive catalyst for the stock.

1 Total return refers to the underlying security's price appreciation plus reinvested dividends during the Semi-Annual Period. Contribution refers to the total return during the period of the Partners Fund's ownership within the Semi-Annual Period multiplied by the percentage of the Partners Fund's net assets that the security represents.
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BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2017

While we have refrained from adding to our position in CBI, we intend to maintain our valuation discipline in regard to the timing of our exit. We look forward to updating you on the position in future letters.
The other two largest negative contributors were Fluor Corporation ("Fluor") and Devon Energy Corporation ("Devon"). Like CBI, Fluor is an engineering and construction company whose fundamental execution has underperformed our expectations. In response, we have meaningfully reduced our position in Fluor, which is now one of the smallest positions in the Partners Fund. During the Semi-Annual Period, energy was the second worst-performing sector and Devon managed to underperform the energy sector. We view this underperformance as largely a partial correction to Devon's significant appreciation during the fiscal year ended March 31, 2017, when Devon's total return was +52.9% and the position was the largest positive contributor to the Partners Fund's performance.
Gilead
We would also like to provide a follow-up to our discussion in the Fiscal Year Letter of Gilead Sciences, Inc. ("Gilead"). As discussed in the Fiscal Year Letter, Gilead was the largest negative contributor during the fiscal year ended March 31, 2017. As noted at the time, "[t]he company continues to generate substantial free cash flow and to grow its net cash balance, which we expect management to deploy partly into accretive acquisitions, which we believe will be a positive catalyst for the stock." In August, Gilead announced the acquisition of Kite Pharma, Inc., which is an oncology company, for approximately $12 billion, which has been favorably received by the market as the acquisition introduces a compelling new source of future earnings growth to the company's portfolio. Gilead was the fifth-largest positive contributor to the Partners Fund's performance during the Semi-Annual Period and we continue to be enthusiastic about the position.
New & Exited Positions
The table below indicates the five new positions that were initiated and the three positions that were exited during the Semi-Annual Period:
New Positions	Exited Positions
Black Berry, Ltd.	Boulevard Acquisition Corp. II
Century Link, Inc.	Colony NorthStar, Inc.
Enterprise Products Partners LP	Dover Corp.
Kinder Morgan, Inc.
Wabtec Corp.
BlackBerry
BlackBerry Limited ("BlackBerry") is generally associated with the eponymous and once ubiquitous mobile handsets that dominated the market before the advent of the iPhone. Today, however, BlackBerry no longer manufactures mobile handsets and instead is a software company focused on enterprise mobility security, connected vehicles, and intellectual property licensing. Since 2013, BlackBerry has been led by CEO John Chen, who has made great progress in pivoting the company towards software, augmenting the software portfolio via acquisitions, and repositioning the company so that it generates sustainable and growing free cash flow per share.
CenturyLink
The Partners Fund initiated a position in Level 3 Communications, Inc. ("Level 3") during the fiscal year ended March 31, 2016, as discussed in the letter pertaining to that fiscal year. In October 2016, CenturyLink, Inc. ("CenturyLink") announced the acquisition of Level 3 for a mix of cash and stock. As is customary in situations where a company owned by the Partners Fund is

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BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2017

being acquired and where the deal consideration includes the acquirer's stock, we underwrote the risk/reward opportunity in the combined company in order to determine whether we wished to become shareholders in the acquirer. CenturyLink is a dividend-paying telecommunications company with both enterprise and consumer operations. We believe the acquisition of Level 3 will generate substantial incremental free cash flow through the realization of operating and capital synergies as well as the utilization of Level 3's net operating losses. As such, the free cash flow profile of the combined company is likely to improve substantially relative to standalone CenturyLink, which should support CenturyLink's existing dividend and result in multiple expansion over time. While the deal has not yet closed, the Partners Fund has begun to acquire CenturyLink stock in advance of the closing so as to maintain our desired position size, given that we will be receiving partial cash consideration for our existing Level 3 stock.
Enterprise & Kinder
Following our research efforts into the midstream energy and master limited partnership ("MLP") industry, the Partners Fund initiated positions in Enterprise Products Partners L.P. ("Enterprise") and Kinder Morgan, Inc. ("Kinder"). Midstream energy companies and MLPs in general have been out of favor since the energy downturn that began in 2014. We believe that this has resulted in attractive valuations among companies that tend to be fundamentally more levered to commodity volumes than to commodity prices. As such, our view is that the underlying cash flows generated by these businesses, unlike those of upstream energy companies, are not especially dependent on the vagaries of commodity prices. We were drawn to Enterprise and Kinder in particular by their quality management teams, impressive fundamental performance during the most recent energy downturn, strong competitive positioning, and the absence of an incentive distribution rights structure (which remains among many MLPs and which we believe is increasingly untenable).
Wabtec
Wabtec Corporation ("Wabtec") provides a broad range of equipment, systems, and services to the freight and transit rail industries. We have long admired Wabtec as a high-quality and well run industrial company that, for much of its history, has enjoyed a valuation commensurate with its impressive fundamental performance. We were presented with an opportunity to invest in Wabtec at a relatively cheap valuation after the company reported disappointing quarterly earnings in July. We believe that the factors responsible for the poorly received quarterly earnings are temporary and that Wabtec is poised to enter a multi-year period of growth in light of its recent acquisition of Faiveley Transport SA in the transit business and cyclical trends in the freight business.
Exited Positions
The three positions that the Partners Fund exited during the Semi-Annual Period were generally motivated by the need for a source of funds for the new investments described above. In the case of Dover Corporation, the stock had undergone significant appreciation and multiple expansion and we also wanted to manage our overall industrials and energy exposure in light of our purchases of Enterprise, Kinder, and Wabtec. In the case of Boulevard Acquisition Corp. II and Colony NorthStar, Inc., the risk/reward opportunity and our conviction level in the thesis were simply not sufficient to maintain these positions in the portfolio given the need to fund new investments.
The Partners Fund has an estimated net capital loss per share of approximately $4.75 as of September 30, 2017.
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BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2017

Outlook
The current market environment is characterized by the S&P 500 Index near its all-time highs, volatility near its all-time lows, historically low interest rates, tight credit spreads, and rising so-called "passive" ownership. Year-to-date, the S&P 500 Index has been led higher primarily by the information technology sector, which itself has been led higher by a handful of crowded, popular stocks that are perceived to be "secular" growers with low volatility. It remains to be seen whether such companies can continue to grow at their current rates and whether volatility in their share prices will remain subdued if and when the economy or the market turns.
With emerging reflationary trends, a potential change in leadership at the Federal Reserve, the prospect of tax reform, a turbulent political environment in the U.S., and stark geopolitical tensions in various parts of the world, we remain ever cautious and vigilant as we manage your capital. In addition to running the Partners Fund with a somewhat higher cash balance, we believe that we can best navigate the current environment by redoubling our efforts to own only high-quality companies, to maintain our valuation discipline and not overpay for stocks, and to avoid the most crowded and "consensus" ideas. On that last point, many of these crowded and consensus stocks have dramatically outperformed the S&P 500 Index this year and our non-ownership of them has certainly been a performance headwind. The fact that the Partners Fund outperformed the S&P 500 Index during the Semi-Annual Period, however, underscores our success in identifying attractive investments that are somewhat off the beaten path, which has allowed to overcome this headwind without taking undue risk.
Thank you for your continued support.
Yours sincerely,
Robert C. Beck & Richard C. Fitzgerald

Appendix: Historical Performance
Total returns for the Partners Fund and the S&P 500 Index for the periods ended September 30, 2017, were as follows:
Annualized Returns
Returns as of 09/30/17	Semi-Annual Period	One Year	Three Years	Five Years	Since 12/01/2009 Reorg*	Ten Years
Partners Fund	+8.28%	+16.57%	+0.30%	+4.81%	+8.31%	+2.65%
S&P 500 Index	+7.71%	+18.61%	+10.81%	+14.22%	+13.41%	+7.44%

(Performance data quoted represent past performance and are no guarantee of future results. As stated in the current prospectus, the Partners Fund's annual operating expense ratio (gross) is 1.81%. However, the Partners Fund's adviser has agreed to contractually waive its fees and/or reimburse expenses to limit total operating expenses to 1.00% through at least July 31, 2018; otherwise performance shown would have been lower. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. Returns greater than one year are annualized.)
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BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2017

*Excludes performance prior to the Partners Fund's reorganization from a limited partnership. See important risks and disclosures regarding performance at the bottom of page 6.
IMPORTANT RISKS AND DISCLOSURE:
There is no assurance that the Partners Fund will achieve its investment objective. An investment in the Partners Fund is subject to risk, including the possible loss of principal amount invested. The risks associated with the Partners Fund include: equity and convertible securities risk, foreign securities risk, management risk, debt securities risk, noninvestment grade securities risk, liquidity risk and non-diversification risk. The Partners Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.
The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 Index and of the Partners Fund includes the reinvestment of dividends and income. The total return of the Partners Fund includes operating expenses that reduce returns, while the total return of the S&P 500 Index does not include expenses. The Partners Fund is professionally managed while the S&P 500 Index is unmanaged and is not available for investment. It is not possible to invest directly in an index.
This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change. The views in this report were those of the Partners Fund managers as of September 30, 2017, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Partners Fund and do not constitute investment advice.
On December 1, 2009, a limited partnership managed by the adviser reorganized into the Partners Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Partners Fund. The Partners Fund's performance for the periods before December 1, 2009 is that of the limited partnership and includes the expenses of the limited partnership, which were lower than the Partners Fund's current expenses, except for 2008 where the expenses of the limited partnership were higher. The performance prior to December 1, 2009 is based on calculations that are different from the standardized method of calculations by the SEC. If the limited partnership's performance had been readjusted to reflect the estimated expenses of the Partners Fund for its first Semi-Annual Period, the performance would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.
6

BECK, MACK & OLIVER PARTNERS FUND PERFORMANCE CHART AND ANALYSIS SEPTEMBER 30, 2017
The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Beck, Mack & Oliver Partners Fund (the "Fund") compared with the performance of the benchmark, S&P 500 Index (the "S&P 500"), over the past 10 fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed, while the S&P 500 is unmanaged and is not available for investment.
Comparison of a $10,000 Investment
Beck, Mack & Oliver Partners Fund vs. S&P 500 Index

Average Annual Total Returns for Periods Ended September 30, 2017:	One Year	Five Years	Ten Years
Beck, Mack & Oliver Partners Fund	16.57%	4.81%	2.65%
S&P 500 Index	18.61%	14.22%	7.44%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786. Shares redeemed  or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 1.81%. However, the Fund's adviser has contractually agreed to reduce expenses to limit total operating expenses to 1.00% (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses), through at least July 31, 2018. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

7

BECK, MACK & OLIVER PARTNERS FUND PORTFOLIO PROFILE SEPTEMBER 30, 2017

8

BECK, MACK & OLIVER PARTNERS FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017

Shares	Security Description	Value
Common Stock - 98.1%
Consumer Discretionary - 4.2%
50,000	Liberty Global PLC, Class A (a)	$1,695,500
Consumer Staples - 4.5%
9,000	Anheuser-Busch InBev SA/NV, ADR	1,073,700
70,000	Crimson Wine Group, Ltd. (a)	752,500
		1,826,200
Energy - 15.0%
24,500	Devon Energy Corp.	899,395
16,900	Enterprise Products Partners LP	440,583
8,000	Kinder Morgan, Inc.	153,440
103,000	Matador Resources Co. (a)	2,796,450
99,650	San Juan Basin Royalty Trust	781,256
14,000	Schlumberger, Ltd.	976,640
		6,047,764
Financials - 27.6%
78,000	Apollo Global Management, LLC	2,347,800
8,000	Credit Acceptance Corp. (a)	2,241,360
13,000	Enstar Group, Ltd. (a)	2,890,550
18,000	JPMorgan Chase & Co.	1,719,180
58,000	The Blackstone Group LP	1,935,460
		11,134,350
Healthcare - 18.1%
18,000	Abbott Laboratories	960,480
20,000	Gilead Sciences, Inc.	1,620,400
52,200	Grifols SA, ADR	1,142,658
8,800	Laboratory Corp. of America Holdings (a)	1,328,536
17,000	Merck & Co., Inc.	1,088,510
6,500	Waters Corp. (a)	1,166,880
		7,307,464
Industrials - 7.0%
26,000	Armstrong World Industries, Inc. (a)	1,332,500
40,000	Chicago Bridge & Iron Co. NV	672,000
10,000	Fluor Corp.	421,000
5,000	Wabtec Corp.	378,750
		2,804,250
Real Estate - 3.1%
28,080	Homefed Corp. (a)	1,253,070
Technology - 13.4%
2,275	Alphabet, Inc., Class C (a)	2,181,976
74,000	Blackberry, Ltd. (a)	827,320
23,500	Microsoft Corp.	1,750,515
12,000	QUALCOMM, Inc.	622,080
		5,381,891
Shares	Security Description	Value
Telecommunication Services - 5.2%
34,000	CenturyLink, Inc.	$642,600
27,000	Level 3 Communications, Inc. (a)	1,438,830
		2,081,430
Total Common Stock (Cost $33,031,125)		39,531,919
Contracts	Security Description	Strike Price	Exp. Date	Value
Warrants - 0.1%
75,675	AgroFresh Solutions, Inc. (a) (Cost $171,744)	$11.50	02/19/19	41,621
Total Investments - 98.2% (Cost $33,202,869)	$39,573,540
Other Assets & Liabilities, Net – 1.8%	735,239
Net Assets – 100.0%	$40,308,779

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the inputs used to value the Fund's investments as of September 30, 2017.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$39,573,540
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$39,573,540

The Level 1 value displayed in this table includes Common Stock and a Warrant. Refer to this Schedule of Investments for a further breakout of each security by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2017.

See Notes to Financial Statements.	9

BECK, MACK & OLIVER PARTNERS FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2017

ASSETS
. Investments, at value (Cost $33,202,869)	$39,573,540
Cash	61,368
Receivables:
Fund shares sold	46,825
Investment securities sold	1,255,082
Dividends and interest	54,735
Prepaid expenses	18,355
Total Assets	41,009,905

LIABILITIES
Payables:
Investment securities purchased	648,108
Fund shares redeemed	17,418
Accrued Liabilities:
Investment adviser fees	7,225
Trustees' fees and expenses	34
Fund services fees	16,398
Other expenses	11,943
Total Liabilities	701,126

NET ASSETS	$40,308,779

COMPONENTS OF NET ASSETS
Paid-in capital	$50,723,997
Undistributed net investment income	239,447
Accumulated net realized loss	(17,025,336)
Net unrealized appreciation	6,370,671
NET ASSETS	$40,308,779
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	3,627,986
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$11.11
* Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	10

BECK, MACK & OLIVER PARTNERS FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2017

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $4,560) .	$397,896
Interest income	865
Total Investment Income	398,761

EXPENSES
Investment adviser fees	193,576
Fund services fees	92,578
Custodian fees	5,065
Registration fees	10,367
Professional fees	20,461
Trustees' fees and expenses	3,862
Other expenses	15,227
Total Expenses	341,136
Fees waived and expenses reimbursed	(147,560)
Net Expenses	193,576

NET INVESTMENT INCOME	205,185

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	373,801
Net change in unrealized appreciation (depreciation) on investments	2,539,872
NET REALIZED AND UNREALIZED GAIN	2,913,673
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,118,858

See Notes to Financial Statements.	11

BECK, MACK & OLIVER PARTNERS FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2017	For the Year Ended March 31, 2017
OPERATIONS
Net investment income	$205,185	$285,527
Net realized gain	373,801	885,490
Net change in unrealized appreciation (depreciation)	2,539,872	4,051,877
Increase in Net Assets Resulting from Operations	3,118,858	5,222,894

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-	(361,274)

CAPITAL SHARE TRANSACTIONS
Sale of shares	1,282,062	10,071,093
Reinvestment of distributions	-	325,372
Redemption of shares	(1,861,219)	(12,077,450)
Redemption fees	199	1,186
Decrease in Net Assets from Capital Share Transactions	(578,958)	(1,679,799)
Increase in Net Assets	2,539,900	3,181,821

NET ASSETS
Beginning of Period	37,768,879	34,587,058
End of Period (Including line (a))	$40,308,779	$37,768,879

SHARE TRANSACTIONS
Sale of shares	123,292	1,058,015
Reinvestment of distributions	-	32,833
Redemption of shares	(177,897)	(1,261,209)
Decrease in Shares	(54,605)	(170,361)

(a) Undistributed net investment income	$239,447	$34,262

See Notes to Financial Statements.	12

BECK, MACK & OLIVER PARTNERS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30,		For the Years Ended March 31,
	2017		2017	2016	2015	2014	2013
NET ASSET VALUE, Beginning
of Period	$10.26		$8.98	$12.42	$14.82	$13.76	$12.16
INVESTMENT OPERATIONS
Net investment income (a)	0.06		0.08	0.10	0.11	0.04	0.06
Net realized and unrealized gain (loss)	0.79		1.30	(1.57)	(1.70)	1.91	1.97
Total from Investment Operations	0.85		1.38	(1.47)	(1.59)	1.95	2.03
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—		(0.10)	(0.07)	(0.09)	(0.03)	(0.05)
Net realized gain	—		—	(1.90)	(0.72)	(0.86)	(0.38)
Total Distributions to Shareholders	—		(0.10)	(1.97)	(0.81)	(0.89)	(0.43)
REDEMPTION FEES (a)	—	(b)	— (b)	— (b)	— (b)	— (b)	— (b)
NET ASSET VALUE, End of Period	$11.11		$10.26	$8.98	$12.42	$14.82	$13.76
TOTAL RETURN	6.11	%(c)	15.45%	(12.05)%	(10.70)%	14.59%	16.97%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$40,309	$37,769		$34,587	$124,102	$186,315	$116,038
Ratios to Average Net Assets:
Net investment income	1.06	%(d)	0.80%	0.87%	0.75%	0.31%	0.46%
Net expenses	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Gross expenses (e)	1.76	%(d)	1.81%	1.44%	1.29%	1.29%	1.42%
PORTFOLIO TURNOVER RATE	9	%(c)	26%	50%	41%	32%	37%

(a)				Calculated based on average shares outstanding during each period.
(b)				Less than $0.01 per share.
(c)				Not annualized.
(d)				Annualized.
(e)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	13

BECK, MACK & OLIVER PARTNERS FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2017

Note 1. Organization
The Beck, Mack & Oliver Partners Fund (the "Fund") is a non-diversified portfolio of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on December 1, 2009, after it acquired the net assets of BMO Partners Fund, L.P. (the "Partnership"), in exchange for Fund shares. The Partnership commenced operations in 1991.  The Fund seeks long-term capital appreciation consistent with the preservation of capital.
Note 2. Summary of Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of non-exchange traded open-end mutual funds are valued at net asset value ("NAV"). Short-term investments that mature in 60 days or less may be valued at amortized cost.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in the Fund's registration statement, performs certain functions as they relate to the administration and oversight of the Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition

14

BECK, MACK & OLIVER PARTNERS FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2017

analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Quoted prices in active markets for identical assets and liabilities
Level 2 – Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.
Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of September 30, 2017, for the Fund's investments is included at the end of the Fund's schedule of investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.
Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or
15

BECK, MACK & OLIVER PARTNERS FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2017
excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2017, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statements of Changes in Net Assets.
Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Fees and Expenses
Investment Adviser – Beck, Mack & Oliver LLC (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.
Distribution – Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also
16

BECK, MACK & OLIVER PARTNERS FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2017
reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.
Note 4. Expense Reimbursement and Fees Waived
The Adviser has contractually agreed to waive its fee and reimburse Fund expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses)  to 1.00% through at least July 31, 2018. For the period ended September 30, 2017, fees waived were $147,560.
Note 5. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, during the period ended September 30, 2017 were $3,271,774 and $4,110,375, respectively.
Note 6. Federal Income Tax
As of September 30, 2017, cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$8,786,878
Gross Unrealized Depreciation	(2,416,207)
Net Unrealized Appreciation	$6,370,671

As of March 31, 2017, distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed Ordinary Income	$34,262
Capital and Other Losses	(17,614,101)
Unrealized Appreciation	4,045,763
Total	$(13,534,076)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnerships, grantor trusts and wash sales.
The Fund has $5,314,965 of available short-term capital loss carryforwards and $12,299,136 of available long-term capital loss carryforwards that have no expiration date.
Note 7. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.
17

BECK, MACK & OLIVER PARTNERS FUND ADDITIONAL INFORMATION SEPTEMBER 30, 2017

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 943-6786 and on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 943-6786 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 through September 30, 2017.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.
18

BECK, MACK & OLIVER PARTNERS FUND ADDITIONAL INFORMATION SEPTEMBER 30, 2017
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2017	September 30, 2017	Period*	Ratio*
Actual	$1,000.00	$1,082.85	$5.22	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06	1.00%

*
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183) divided by 365 to reflect the half-year period.

19

LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND

LMCG GLOBAL MULTICAP FUND

LMCG INTERNATIONAL SMALL CAP FUND

Semi-Annual Report
September 30, 2017
(Unaudited)

LMCG INVESTMENTS

LMCG FUNDS TABLE OF CONTENTS SEPTEMBER 30, 2017

IMPORTANT INFORMATION
An investment in the LMCG Global Market Neutral Fund, the LMCG Global MultiCap Fund, and the LMCG International Small Cap Fund (the "Funds") is subject to risk, including the possible loss of principal. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. As a result of political or economic instability in foreign countries, there can be special risks associated with investing in foreign securities, including fluctuations in currency exchange rates, increased price volatility and difficulty obtaining information. In addition, emerging markets may present additional risk due to potential for greater economic and political instability in less developed countries.
Investing in a market neutral style may involve the use of short sales. There is no guarantee that the use of long and short positions will succeed in limiting the LMCG Global Market Neutral Fund's exposure to stock market movements, capitalization, or other risk factors. Investments involved in long and short selling may cause higher turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.
There is no assurance that the Funds will achieve their investment objectives.

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017

Shares	Security Description	Value
Long Positions - 99.3%
Equity Securities(a) - 99.0%
Common Stock - 98.5%
Australia - 1.8%
14,308	Aristocrat Leisure, Ltd.	$236,333
22,050	BlueScope Steel, Ltd.	190,479
10,407	Caltex Australia, Ltd.	262,584
33,592	Dexus REIT	250,677
		940,073
Austria - 0.5%
4,546	OMV AG	265,033
Belgium - 0.5%
8,958	bpost SA	266,419
Bermuda - 0.6%
16,229	Marvell Technology Group, Ltd.	290,499
Denmark - 1.1%
6,000	ISS A/S	241,897
3,522	Vestas Wind Systems A/S	316,578
		558,475
Finland - 2.1%
16,078	Fortum OYJ	321,271
3,834	Kesko OYJ, Class B	205,684
6,712	Neste Oyj	293,344
17,524	Stora Enso OYJ, Class R	247,880
		1,068,179
France - 2.9%
2,850	BNP Paribas SA	229,926
11,145	CNP Assurances	261,275
19,532	Credit Agricole SA	355,563
206	Hermes International	103,933
2,930	Renault SA	287,894
2,716	Sanofi	270,369
		1,508,960
Germany - 2.9%
2,567	BASF SE	273,479
2,610	Bechtle AG	195,629
13,136	Deutsche Lufthansa AG	365,298
2,646	Fresenius Medical Care AG & Co KGaA	258,690
3,126	Fresenius SE & Co. KGaA	252,799
7,090	METRO AG (b)	149,870
		1,495,765
Ireland - 0.9%
21,697	Grafton Group PLC	241,613
17,824	UDG Healthcare PLC	203,151
		444,764
Shares	Security Description	Value
Italy - 0.8%
1,022	GEDI Gruppo Editoriale SpA (b)	$906
8,309	Recordati SpA	383,433
		384,339
Japan - 7.1%
6,800	Hitachi High-Technologies Corp.	246,968
16,100	ITOCHU Corp.	263,795
15,800	Itoham Yonekyu Holdings, Inc.	142,430
7,900	KYORIN Holdings, Inc.	159,275
8,200	Megmilk Snow Brand Co., Ltd.	222,981
49,300	Nippon Suisan Kaisha, Ltd.	275,327
5,200	Nippon Telegraph & Telephone Corp.	238,268
3,100	Nitto Denko Corp.	258,575
8,700	NOK Corp.	194,615
22,700	Sanwa Holdings Corp.	260,693
3,400	Seria Co., Ltd.	189,036
6,500	Sony Corp.	242,506
17,700	Sumitomo Corp.	254,834
2,300	Tokyo Electron, Ltd.	354,083
5,100	Ulvac, Inc.	321,412
		3,624,798
Netherlands - 2.3%
5,579	EXOR NV	354,071
12,648	ING Groep NV	233,132
3,692	Koninklijke DSM NV	302,250
5,995	Wolters Kluwer NV	277,059
		1,166,512
Norway - 1.7%
4,911	Salmar ASA	138,884
14,637	Ship Finance International, Ltd.	212,236
12,299	Telenor ASA	260,549
10,099	TGS NOPEC Geophysical Co. ASA	240,793
		852,462
Puerto Rico - 1.2%
9,386	EVERTEC, Inc.	148,768
18,515	OFG Bancorp	169,412
8,521	Popular, Inc.	306,245
		624,425
Singapore - 0.5%
29,400	Oversea-Chinese Banking Corp., Ltd.	242,440
South Africa - 0.5%
10,028	Mondi PLC	269,604
Spain - 2.3%
3,214	Acciona SA	258,754
6,107	ACS Actividades de Construccion y Servicios SA	226,555

See Notes to Financial Statements.	1	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017

Shares	Security Description	Value
Spain - (continued)
6,722	CIE Automotive SA	$179,579
6,895	Ebro Foods SA	163,478
18,034	Mediaset Espana Comunicacion SA	203,799
10,057	Siemens Gamesa Renewable Energy SA	131,401
		1,163,566
Sweden - 2.2%
12,924	Alfa Laval AB	316,119
10,211	Axfood AB	175,295
9,824	Fabege AB	201,659
8,038	JM AB	252,880
17,814	Peab AB	196,772
		1,142,725
Switzerland - 4.4%
9,687	Coca-Cola HBC AG (b)	327,990
1,049	Kuehne + Nagel International AG, Class R	194,380
8,084	Logitech International SA, Class R	295,342
1,270	Lonza Group AG	333,711
475	Partners Group Holding AG	322,477
104	SGS SA	249,733
659	Swiss Life Holding AG (b)	232,325
909	Zurich Insurance Group AG	277,772
		2,233,730
United Kingdom - 4.5%
21,055	Britvic PLC	213,372
21,114	Fiat Chrysler Automobiles NV (b)	378,392
25,259	Inchcape PLC	292,155
51,751	Kingfisher PLC	207,195
4,574	Rightmove PLC	248,042
6,356	Schroders PLC	285,936
5,762	Spectris PLC	186,158
12,605	SSE PLC	235,867
4,767	Unilever NV, SDR	281,782
		2,328,899
United States - 57.7%
3,573	1st Source Corp.	181,508
5,686	Adtalem Global Education, Inc.	203,843
1,997	Align Technology, Inc. (b)	371,981
5,662	Allison Transmission Holdings, Inc.	212,495
3,591	Amedisys, Inc. (b)	200,952
2,802	American Financial Group, Inc.	289,867
2,626	American Woodmark Corp. (b)	252,753
7,115	AMN Healthcare Services, Inc. (b)	325,156
13,387	ARMOUR Residential REIT, Inc.	360,110
4,945	Armstrong World Industries, Inc. (b)	253,431
3,649	Arrow Electronics, Inc. (b)	293,416
5,709	Athene Holding, Ltd., Class A (b)	307,373
3,524	BancFirst Corp.	199,987
12,998	Barracuda Networks, Inc. (b)	314,942
6,112	Big Lots, Inc.	327,420
2,668	Bioverativ, Inc. (b)	152,263
Shares	Security Description	Value
United States - (continued)
3,367	BOK Financial Corp.	$299,932
12,118	Brooks Automation, Inc.	367,902
5,549	Bruker Corp.	165,083
3,456	Burlington Stores, Inc. (b)	329,910
6,377	BWX Technologies, Inc.	357,240
2,387	CACI International, Inc., Class A (b)	332,628
9,320	Catalent, Inc. (b)	372,054
7,504	Cathay General Bancorp	301,661
3,600	Centene Corp. (b)	348,372
12,144	CNO Financial Group, Inc.	283,441
13,509	Cohu, Inc.	322,055
13,847	Commercial Metals Co.	263,508
11,455	Control4 Corp. (b)	337,464
19,052	Corcept Therapeutics, Inc. (b)	367,704
8,496	CoreCivic, Inc. REIT	227,438
16,356	CVR Energy, Inc.	423,620
9,525	Delek US Holdings, Inc.	254,603
4,751	DXC Technology Co.	408,016
2,983	EMCOR Group, Inc.	206,961
6,399	Emergent BioSolutions, Inc. (b)	258,840
5,069	Enanta Pharmaceuticals, Inc. (b)	237,229
3,391	EnerSys	234,555
11,807	Ferro Corp. (b)	263,296
5,137	FibroGen, Inc. (b)	276,371
6,013	First American Financial Corp.	300,470
621	First Citizens BancShares, Inc., Class A	232,186
4,392	First Merchants Corp.	188,549
6,905	Fortinet, Inc. (b)	247,475
18,736	FutureFuel Corp.	294,905
617	Graham Holdings Co., Class B	361,007
3,538	Grand Canyon Education, Inc. (b)	321,321
7,102	Halyard Health, Inc. (b)	319,803
7,430	Insight Enterprises, Inc. (b)	341,186
2,956	Insperity, Inc.	260,128
8,401	INTL. FCStone, Inc. (b)	321,926
20,910	Invesco Mortgage Capital, Inc. REIT	358,188
13,036	Jabil, Inc.	372,178
3,967	Johnson Outdoors, Inc., Class A	290,702
11,314	K12, Inc. (b)	201,842
16,983	KB Home	409,630
3,458	Lakeland Financial Corp.	168,474
3,375	Landstar System, Inc.	336,319
7,834	Liberty Property Trust REIT	321,664
2,707	Lithia Motors, Inc., Class A	325,679
14,980	Louisiana-Pacific Corp. (b)	405,658
6,927	LPL Financial Holdings, Inc.	357,225
3,791	Magellan Health, Inc. (b)	327,163
2,668	ManpowerGroup, Inc.	314,344
4,335	ManTech International Corp., Class A	191,390
42,831	McDermott International, Inc. (b)	311,381

See Notes to Financial Statements.	2	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017

Shares	Security Description		Value
United States - (continued)
7,095	MDC Holdings, Inc.		$235,625
11,450	MDU Resources Group, Inc.		297,128
6,538	Merit Medical Systems, Inc. (b)		276,884
15,116	Meritor, Inc. (b)		393,167
25,974	MGIC Investment Corp. (b)		325,454
8,237	MTGE Investment Corp. REIT		159,798
3,104	National Beverage Corp. (b)		385,051
22,639	Newpark Resources, Inc. (b)		226,390
13,262	OraSure Technologies, Inc. (b)		298,395
4,216	Owens Corning		326,108
3,977	Paycom Software, Inc. (b)		298,116
4,647	Pinnacle Foods, Inc.		265,669
3,761	Preferred Bank/Los Angeles CA		226,976
7,155	Primoris Services Corp.		210,500
3,308	Reliance Steel & Aluminum Co.		251,970
3,858	Ryder System, Inc.		326,194
9,540	Select Comfort Corp. (b)		296,217
7,303	SkyWest, Inc.		320,602
5,528	Sotheby's (b)		254,896
5,494	Sykes Enterprises, Inc. (b)		160,205
3,242	SYNNEX Corp.		410,145
3,565	Tech Data Corp. (b)		316,750
1,361	Teleflex, Inc.		329,321
10,514	Telephone & Data Systems, Inc.		293,235
8,871	Teradyne, Inc.		330,800
2,957	The Childrens Place, Inc.		349,370
6,087	The Greenbrier Cos., Inc.		293,089
6,685	TriNet Group, Inc. (b)		224,750
5,514	Triumph Bancorp, Inc. (b)		177,827
6,112	UGI Corp.		286,408
9,579	Ultra Clean Holdings, Inc. (b)		293,309
15,810	Vishay Intertechnology, Inc.		297,228
9,123	Voya Financial, Inc.		363,916
17,904	Wabash National Corp.		408,569
6,732	World Fuel Services Corp.		228,282
			29,506,517
Total Common Stock (Cost $40,037,845)			50,378,184
Shares	Security Description	Rate	Value
Preferred Stock - 0.5%
Germany - 0.5%
1,657	Volkswagen AG (Cost $224,470)	2.06%	270,514
Total Equity Securities (Cost $40,262,315)			50,648,698
Shares	Security Description	Value
Money Market Fund - 0.3%
174,014	Dreyfus Treasury Prime Cash Management, Institutional Shares, 0.91% (c) (Cost $174,014)	$174,014
Total Long Positions - 99.3% (Cost $40,436,329)		$50,822,712
Total Short Positions - (96.7)% (Proceeds $(48,739,893))	(49,496,539)
Other Assets & Liabilities, Net – 97.4%	49,855,752
Net Assets – 100.0%	$51,181,925

See Notes to Financial Statements.	3	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF SECURITIES SOLD SHORT SEPTEMBER 30, 2017

Shares	Security Description	Value
Short Positions - (96.7)%
Common Stock - (96.7)%
Belgium - (0.7)%
(5,144)	Ontex Group NV	$(175,239)
(3,001)	Telenet Group Holding NV	(198,646)
		(373,885)
Bermuda - (0.6)%
(13,529)	Golar LNG, Ltd.	(305,891)
Denmark - (1.1)%
(141)	AP Moller - Maersk A/S, Class A	(259,576)
(4,172)	FLSmidth & Co. A/S	(276,173)
		(535,749)
Finland - (1.6)%
(6,513)	Huhtamaki OYJ	(263,039)
(7,593)	Metso OYJ	(278,668)
(5,074)	Sampo Oyj, Class A	(268,539)
		(810,246)
France - (5.5)%
(7,407)	Alstom SA	(314,710)
(11,970)	Bureau Veritas SA	(308,914)
(3,307)	DBV Technologies SA	(278,057)
(26,293)	Electricite de France SA	(319,337)
(24,108)	Groupe Eurotunnel SE	(290,682)
(578)	Hermes International	(291,618)
(2,478)	Remy Cointreau SA	(293,542)
(8,414)	SFR Group SA	(343,252)
(46,438)	Technicolor SA	(160,277)
(1,533)	Teleperformance	(228,706)
		(2,829,095)
Germany - (2.7)%
(2,789)	Beiersdorf AG	(300,280)
(1,581)	Bertrandt AG	(159,196)
(17,702)	Evotec AG	(421,191)
(9,568)	K+S AG	(260,827)
(3,341)	Symrise AG	(254,000)
		(1,395,494)
India - (0.5)%
(23,549)	Vedanta Resources PLC	(275,567)
Ireland - (0.5)%
(2,380)	Kerry Group PLC, Class A	(230,129)
Italy - (1.0)%
(15,413)	Eni SpA	(255,266)
(8,555)	Salvatore Ferragamo SpA	(240,494)
		(495,760)
Japan - (7.1)%
(7,400)	Calbee, Inc.	(259,898)
(15,600)	DMG Mori Co., Ltd.	(280,527)
(1,300)	FANUC Corp.	(263,580)
Shares	Security Description	Value
Japan - (continued)
(900)	Fast Retailing Co., Ltd.	$(265,460)
(7,900)	Hamamatsu Photonics KK	(238,987)
(14,300)	Ibiden Co., Ltd.	(228,148)
(16,200)	JGC Corp.	(262,351)
(14,000)	Kakaku.com, Inc.	(178,607)
(11,200)	Ono Pharmaceutical Co., Ltd.	(254,223)
(9,700)	Pola Orbis Holdings, Inc.	(293,306)
(1,700)	Shimano, Inc.	(226,473)
(11,000)	Sumitomo Metal Mining Co., Ltd.	(354,126)
(13,800)	Topcon Corp.	(243,579)
(11,800)	Unicharm Corp.	(270,283)
		(3,619,548)
Jordan - (0.3)%
(10,511)	Hikma Pharmaceuticals PLC	(170,779)
Luxembourg - (0.3)%
(6,949)	Ardagh Group SA	(148,778)
Netherlands - (2.5)%
(51,559)	Aegon NV	(300,539)
(12,859)	Altice NV, Class A	(257,642)
(4,153)	Gemalto NV	(185,608)
(10,147)	OCI NV	(237,695)
(25,529)	TomTom NV	(277,159)
		(1,258,643)
New Zealand - (0.4)%
(30,468)	Ryman Healthcare, Ltd.	(204,121)
Norway - (1.3)%
(11,762)	Aker BP ASA	(227,894)
(10,698)	Gjensidige Forsikring ASA	(186,350)
(6,057)	Yara International ASA	(271,601)
		(685,845)
Spain - (2.5)%
(14,905)	Atresmedia Corp de Medios de Comunicacion SA	(156,810)
(37,781)	Distribuidora Internacional de Alimentacion SA	(220,645)
(16,492)	Indra Sistemas SA	(260,787)
(33,971)	Inmobiliaria Colonial Socimi SA REIT	(337,374)
(21,221)	Merlin Properties Socimi SA REIT	(294,197)
(1,467)	Zardoya Otis SA	(16,243)
		(1,286,056)
Sweden - (2.9)%
(13,892)	Getinge AB, Class B	(260,809)
(10,893)	Hennes & Mauritz AB, Class B	(282,959)
(8,331)	Kinnevik AB, Class B	(272,163)
(2,365)	L E Lundbergforetagen AB, Class B	(189,242)
(19,126)	Nordea Bank AB	(259,678)

See Notes to Financial Statements.	4	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF SECURITIES SOLD SHORT SEPTEMBER 30, 2017

Shares	Security Description	Value
Sweden - (continued)
(37,495)	Telefonaktiebolaget LM Ericsson, Class B	$(216,162)
		(1,481,013)
Switzerland - (4.2)%
(7,178)	Aryzta AG	(220,479)
(2,379)	Basilea Pharmaceutica AG	(193,819)
(46)	Chocoladefabriken Lindt & Spruengli AG	(262,398)
(18,504)	Credit Suisse Group AG	(293,189)
(846)	Daetwyler Holding AG-BR	(133,886)
(4,597)	Oriflame Holding AG	(157,010)
(2,576)	PSP Swiss Property AG	(237,406)
(751)	The Swatch Group AG - BR	(312,954)
(72,642)	Weatherford International PLC	(332,700)
		(2,143,841)
United Kingdom - (5.2)%
(21,995)	3i Group PLC	(269,287)
(21,718)	Aggreko PLC	(273,163)
(7,209)	Derwent London PLC REIT	(270,023)
(26,618)	Inmarsat PLC	(229,727)
(32,393)	Pearson PLC	(265,642)
(24,339)	Rolls-Royce Holdings PLC	(289,495)
(4,728)	Shire PLC	(240,815)
(32,356)	Standard Chartered PLC	(321,719)
(126,292)	Tullow Oil PLC	(315,765)
(18,282)	United Utilities Group PLC	(209,334)
		(2,684,970)
United States - (55.8)%
(11,840)	3D Systems Corp.	(158,538)
(3,498)	Abaxis, Inc.	(156,186)
(15,400)	Abercrombie & Fitch Co.	(222,376)
(5,852)	Acadia Healthcare Co., Inc.	(279,491)
(10,719)	Aceto Corp.	(120,374)
(9,691)	Acushnet Holdings Corp.	(172,112)
(10,801)	Aerojet Rocketdyne Holdings, Inc.	(378,143)
(7,902)	Aimmune Therapeutics, Inc.	(195,891)
(4,922)	Ambarella, Inc.	(241,227)
(9,421)	Aqua America, Inc.	(312,683)
(2,260)	athenahealth, Inc.	(281,054)
(12,178)	Axon Enterprise, Inc.	(276,075)
(5,016)	AZZ, Inc.	(244,279)
(3,630)	Bank of Hawaii Corp.	(302,597)
(5,322)	Benefitfocus, Inc.	(179,085)
(7,515)	Brown & Brown, Inc.	(362,148)
(11,384)	Calgon Carbon Corp.	(243,618)
(61,203)	Cerus Corp.	(167,084)
(5,675)	Chuy's Holdings, Inc.	(119,459)
(2,887)	CIRCOR International, Inc.	(157,139)
(12,181)	Clifton Bancorp, Inc.	(203,666)
(12,968)	Coherus Biosciences, Inc.	(173,123)
(5,671)	Commerce Bancshares, Inc.	(327,614)
(4,732)	CommScope Holding Co., Inc.	(157,150)
Shares	Security Description	Value
United States - (continued)
(4,238)	Compass Minerals International, Inc.	$(275,046)
(5,994)	Computer Programs & Systems, Inc.	(177,123)
(20,298)	Covanta Holding Corp.	(301,425)
(9,691)	Cray, Inc.	(188,490)
(3,526)	DexCom, Inc.	(172,510)
(5,606)	DineEquity, Inc.	(240,946)
(3,346)	Ellie Mae, Inc.	(274,807)
(42,414)	Endologix, Inc.	(189,166)
(6,927)	Envestnet, Inc.	(353,277)
(5,862)	Ethan Allen Interiors, Inc.	(189,929)
(4,537)	FARO Technologies, Inc.	(173,540)
(8,631)	Federated Investors, Inc., Class B	(256,341)
(8,468)	Fiesta Restaurant Group, Inc.	(160,892)
(10,574)	Finisar Corp.	(234,426)
(5,398)	FirstCash, Inc.	(340,884)
(25,570)	Flotek Industries, Inc.	(118,900)
(14,098)	Flowers Foods, Inc.	(265,183)
(4,388)	Franklin Financial Network, Inc.	(156,432)
(3,990)	Genesee & Wyoming, Inc., Class A	(295,300)
(27,284)	GNC Holdings, Inc., Class A	(241,191)
(12,050)	Greenhill & Co., Inc.	(200,030)
(5,083)	Haynes International, Inc.	(182,530)
(14,833)	Heartland Express, Inc.	(372,012)
(49,287)	Hecla Mining Co.	(247,421)
(7,519)	Heidrick & Struggles International, Inc.	(159,027)
(10,593)	Heron Therapeutics, Inc.	(171,077)
(11,683)	Hibbett Sports, Inc.	(166,483)
(6,316)	HomeStreet, Inc.	(170,532)
(26,474)	Infinera Corp.	(234,824)
(7,646)	Inphi Corp.	(303,470)
(11,279)	K2M Group Holdings, Inc.	(239,228)
(10,715)	Kearny Financial Corp.	(164,475)
(4,576)	Kirby Corp.	(301,787)
(14,604)	Kite Realty Group Trust REIT	(295,731)
(10,270)	Knowles Corp.	(156,823)
(5,601)	La Jolla Pharmaceutical Co.	(194,803)
(34,917)	MBIA, Inc.	(303,778)
(9,105)	Meridian Bioscience, Inc.	(130,201)
(1,121)	Mesa Laboratories, Inc.	(167,388)
(5,907)	Mobile Mini, Inc.	(203,496)
(8,604)	Monotype Imaging Holdings, Inc.	(165,627)
(5,172)	Monro, Inc.	(289,891)
(10,994)	Murphy Oil Corp.	(292,001)
(11,376)	Navistar International Corp.	(501,340)
(10,560)	Nektar Therapeutics	(253,440)
(18,774)	NeoGenomics, Inc.	(208,955)
(33,531)	NeoPhotonics Corp.	(186,432)
(22,190)	New York Community Bancorp, Inc.	(286,029)
(11,594)	Northfield Bancorp, Inc.	(201,156)

See Notes to Financial Statements.	5	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF SECURITIES SOLD SHORT SEPTEMBER 30, 2017

Shares	Security Description	Value
United States - (continued)
(16,725)	Northwest Bancshares, Inc.	$(288,841)
(2,494)	NuVasive, Inc.	(138,317)
(5,774)	OceanFirst Financial Corp.	(158,727)
(24,413)	ORBCOMM, Inc.	(255,604)
(10,384)	Oritani Financial Corp.	(174,451)
(3,850)	OSI Systems, Inc.	(351,774)
(40,014)	Pacific Biosciences of California, Inc.	(210,073)
(2,666)	Palo Alto Networks, Inc.	(384,171)
(38,275)	Pandora Media, Inc.	(294,717)
(13,574)	Pattern Energy Group, Inc.	(327,133)
(6,670)	PDC Energy, Inc.	(327,030)
(17,830)	Physicians Realty Trust REIT	(316,126)
(3,068)	Polaris Industries, Inc.	(321,005)
(8,534)	PRA Group, Inc.	(244,499)
(14,200)	Rambus, Inc.	(189,570)
(7,957)	Revance Therapeutics, Inc.	(219,215)
(4,736)	RLI Corp.	(271,657)
(9,926)	Sabre Corp.	(179,661)
(17,284)	SeaWorld Entertainment, Inc.	(224,519)
(11,416)	SM Energy Co.	(202,520)
(10,798)	Sonic Corp.	(274,809)
(36,811)	Sportsman's Warehouse Holdings, Inc.	(166,018)
(5,389)	Stewart Information Services Corp.	(203,489)
(4,379)	Stock Yards Bancorp, Inc.	(166,402)
(13,300)	Team, Inc.	(177,555)
(11,939)	Textainer Group Holdings, Ltd.	(204,754)
(19,470)	TFS Financial Corp.	(314,051)
(12,278)	TG Therapeutics, Inc.	(145,494)
(39,382)	The Manitowoc Co., Inc.	(354,438)
(26,778)	TherapeuticsMD, Inc.	(141,656)
(12,290)	TimkenSteel Corp.	(202,785)
(15,699)	Titan International, Inc.	(159,345)
(3,963)	TreeHouse Foods, Inc.	(268,414)
(15,119)	Twitter, Inc.	(255,057)
(2,596)	Universal Electronics, Inc.	(164,586)
(16,613)	Urban Outfitters, Inc.	(397,051)
(8,424)	USG Corp.	(275,044)
(9,557)	Veeco Instruments, Inc.	(204,520)
(3,820)	ViaSat, Inc.	(245,702)
(15,109)	Virtu Financial, Inc., Class A	(244,766)
(3,859)	Wabtec Corp.	(292,319)
(16,764)	Waddell & Reed Financial, Inc., Class A	(336,453)
(28,818)	Wesco Aircraft Holdings, Inc.	(270,889)
(2,859)	WEX, Inc.	(320,837)
(5,681)	Williams-Sonoma, Inc.	(283,255)
(28,283)	WisdomTree Investments, Inc.	(287,921)
Shares	Security Description	Value
United States - (continued)
(8,748)	Xperi Corp.	$(221,324)
(9,159)	Zoe's Kitchen, Inc.	(115,678)
		(28,561,129)
Total Common Stock (Proceeds $(48,739,893))		(49,496,539)
Total Short Positions - (96.7)% (Proceeds $(48,739,893))		$(49,496,539)

See Notes to Financial Statements.	6	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT SEPTEMBER 30, 2017

PLC	Public Limited Company
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt
(a)	All or portion of these securities are held as collateral for securities sold short.
(b)	Non-income producing security.
(c)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of September 30, 2017.

The following is a summary of the inputs used to value the Fund's investments and liabilities as of September 30, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Investments At Value
Common Stock
Australia	$-	$940,073	$-	$940,073
Austria	-	265,033	-	265,033
Belgium	-	266,419	-	266,419
Bermuda	290,499	-	-	290,499
Denmark	-	558,475	-	558,475
Finland	-	1,068,179	-	1,068,179
France	-	1,508,960	-	1,508,960
Germany	149,870	1,345,895	-	1,495,765
Ireland	-	444,764	-	444,764
Italy	-	384,339	-	384,339
Japan	-	3,624,798	-	3,624,798
Netherlands	-	1,166,512	-	1,166,512
Norway	212,236	640,226	-	852,462
Puerto Rico	624,425	-	-	624,425
Singapore	-	242,440	-	242,440
South Africa	-	269,604	-	269,604
Spain	-	1,163,566	-	1,163,566
Sweden	-	1,142,725	-	1,142,725
Switzerland	-	2,233,730	-	2,233,730
United Kingdom	-	2,328,899	-	2,328,899
United States	29,506,517	-	-	29,506,517
Preferred Stock
Germany	-	270,514	-	270,514
Money Market Fund	-	174,014	-	174,014
Total Investments At Value	$30,783,547	$20,039,165	$-	$50,822,712

See Notes to Financial Statements.	7	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT SEPTEMBER 30, 2017

	Level 1	Level 2	Level 3	Total
Securities Sold Short
Common Stock
Belgium	$-	$(373,885)	$-	$(373,885)
Bermuda	(305,891)	-	-	(305,891)
Denmark	-	(535,749)	-	(535,749)
Finland	-	(810,246)	-	(810,246)
France	-	(2,829,095)	-	(2,829,095)
Germany	-	(1,395,494)	-	(1,395,494)
India	-	(275,567)	-	(275,567)
Ireland	-	(230,129)	-	(230,129)
Italy	-	(495,760)	-	(495,760)
Japan	-	(3,619,548)	-	(3,619,548)
Jordan	-	(170,779)	-	(170,779)
Luxembourg	(148,778)	-	-	(148,778)
Netherlands	-	(1,258,643)	-	(1,258,643)
New Zealand	-	(204,121)	-	(204,121)
Norway	-	(685,845)	-	(685,845)
Spain	-	(1,286,056)	-	(1,286,056)
Sweden	-	(1,481,013)	-	(1,481,013)
Switzerland	(332,700)	(1,811,141)	-	(2,143,841)
United Kingdom	-	(2,684,970)	-	(2,684,970)
United States	(28,561,129)	-	-	(28,561,129)
Total Securities Sold Short	$(29,348,498)	$(20,148,041)	$-	$(49,496,539)

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2017.
At September 30, 2017, foreign securities representing the following percentage of net assets of the Fund were fair valued by independent pricing services and are classified as using Level 2 inputs within the valuation inputs disclosure on the Fund's Schedule of Investments:
LMCG Global Market Neutral Fund

Long Securities    38.81%
Short Securities    (39.37)%

See Notes to Financial Statements.	8	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT SEPTEMBER 30, 2017

PORTFOLIO HOLDINGS
% of Total Investments	Long	Short
Australia	1.8%	0.0%
Austria	0.5%	0.0%
Belgium	0.5%	0.8%
Bermuda	0.6%	0.6%
Denmark	1.1%	1.1%
Finland	2.1%	1.6%
France	3.0%	5.7%
Germany	3.5%	2.8%
India	0.0%	0.6%
Ireland	0.9%	0.5%
Italy	0.8%	1.0%
Japan	7.1%	7.3%
Jordan	0.0%	0.4%
Luxembourg	0.0%	0.3%
Netherlands	2.3%	2.5%
New Zealand	0.0%	0.4%
Norway	1.7%	1.4%
Puerto Rico	1.2%	0.0%
Singapore	0.5%	0.0%
South Africa	0.5%	0.0%
Spain	2.3%	2.6%
Sweden	2.2%	3.0%
Switzerland	4.4%	4.3%
United Kingdom	4.6%	5.4%
United States	58.4%*	57.7%
	100.0%	100.0%

*Includes Money Market Fund totaling 0.3%.

See Notes to Financial Statements.	9	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2017

ASSETS
. Total investments, at value (Cost $40,436,329)	$50,822,712
Deposits with brokers	49,202,905
Cash	3,989
Foreign currency (Cost $561,324)	569,749
Receivables:
Fund shares sold	85,445
Dividends	124,160
Prepaid expenses	16,951
Total Assets	100,825,911

LIABILITIES
Securities sold short, at value (Proceeds $48,739,893)	49,496,539
Payables:
Fund shares redeemed	26,187
Dividends on securities sold short	45,881
Accrued Liabilities:
Investment adviser fees	19,494
Trustees' fees and expenses	189
Fund services fees	12,208
Other expenses	43,488
Total Liabilities	49,643,986

NET ASSETS	$51,181,925

COMPONENTS OF NET ASSETS
Paid-in capital	$51,339,658
Accumulated net investment loss	(555,790)
Accumulated net realized loss	(9,243,607)
Net unrealized appreciation	9,641,664
NET ASSETS	$51,181,925

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	385,292
Institutional Shares	4,281,145

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $4,198,706)	$10.90
Institutional Shares (based on net assets of $46,983,219)	$10.97

See Notes to Financial Statements.	10	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2017

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $74,049) .	$683,863
Interest income	123,604
Total Investment Income	807,467
Adviser
EXPENSES
Investment adviser fees	301,566
Fund services fees	101,479
Transfer agent fees:
Investor Shares	1,149
Institutional Shares	12,075
Distribution fees:
Investor Shares	5,774
Custodian fees	151,722
Registration fees:
Investor Shares	6,787
Institutional Shares	7,204
Professional fees	20,801
Trustees' fees and expenses	4,394
Dividend and interest expense on securities sold short	703,520 #
Other expenses	50,023
Total Expenses	1,366,494
Fees waived and expenses reimbursed	(174,138)
Net Expenses	1,192,356

NET INVESTMENT LOSS	(384,889)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	5,671,776
Foreign currency transactions	(4,732)
Securities sold short	(6,791,579)
Net realized loss	(1,124,535)
Net change in unrealized appreciation (depreciation) on:
Investments	529,322
Foreign currency translations	13,144
Securities sold short	2,172,183
Net change in unrealized appreciation (depreciation)	2,714,649
NET REALIZED AND UNREALIZED GAIN	1,590,114
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,205,225

See Notes to Financial Statements.	11	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND STATEMENTS OF CHANGES IN NET ASSETS

			For the Six Months Ended September 30, 2017	For the Year Ended March 31, 2017
OPERATIONS
	Net investment loss		$(384,889)	$(943,434)
	Net realized loss		(1,124,535)	(6,069,877)
	Net change in unrealized appreciation (depreciation)		2,714,649	3,353,315
Increase (Decrease) in Net Assets Resulting from Operations			1,205,225	(3,659,996)

CAPITAL SHARE TRANSACTIONS
	Sale of shares:
		Investor Shares	646,784	3,158,386
		Institutional Shares	3,680,119	27,319,837
	Redemption of shares:
	1	Investor Shares	(2,025,024)	(12,675,187)
	2	Institutional Shares	(25,226,190)	(63,937,598)
Decrease in Net Assets from Capital Share Transactions			(22,924,311)	(46,134,562)
Decrease in Net Assets			(21,719,086)	(49,794,558)

NET ASSETS
	Beginning of Period		72,901,011	122,695,569
	End of Period (Including line (a))		$51,181,925	$72,901,011

SHARE TRANSACTIONS
	Sale of shares:
		Investor Shares	60,934	294,651
		Institutional Shares	341,689	2,533,406
	Redemption of shares:
		Investor Shares	(189,685)	(1,187,375)
		Institutional Shares	(2,347,749)	(5,968,588)
Decrease in Shares			(2,134,811)	(4,327,906)

(a)	Accumulated net investment loss		$(555,790)	$(170,901)

See Notes to Financial Statements.	12	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30, 2017		For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	December 18, 2014 (a) Through March 31, 2015
INVESTOR SHARES
NET ASSET VALUE, Beginning
of Period	$10.66		$11.00	$11.07	$10.87
INVESTMENT OPERATIONS
Net investment loss (b)	(0.08)		(0.15)	(0.20)	(0.05)
Net realized and unrealized gain (loss)	0.32		(0.19)	0.13 (c)	0.25
Total from Investment Operations	0.24		(0.34)	(0.07)	0.20
NET ASSET VALUE, End
of Period	$10.90		$10.66	$11.00	$11.07
TOTAL RETURN	2.25	%(d)	(3.09)%	(0.63)%	1.84	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$4,199	$5,480		$15,468	$5,683
Ratios to Average Net Assets:
Net investment loss	(1.50	)%(e)	(1.42)%	(1.81)%	(1.73	)%(e)
Net expenses	4.13	%(e)	3.56%	3.38%	3.30	%(e)
Dividend expenses	2.28	%(e)	1.71%	1.53%	1.45	%(e)
Net expenses without dividend expenses	1.85	%(e)	1.85%	1.85%	1.85	%(e)
Gross expenses (f)	5.06	%(e)	4.38%	4.09%	5.73	%(e)
PORTFOLIO TURNOVER RATE	37	%(d)	95%	124%	104	%(d)

(a)				Commencement of operations.
(b)				Calculated based on average shares outstanding during each period.
(c)
Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the year due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(d)				Not annualized.
(e)				Annualized.
(f)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	13	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30, 2017		For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	May 21, 2013 (a) Through March 31, 2014
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning
of Period	$10.72		$11.03	$11.07	$10.11	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.07)		(0.12)	(0.17)	(0.16)	(0.11)
Net realized and unrealized gain (loss)	0.32		(0.19)	0.13 (c)	1.12	0.22
Total from Investment Operations	0.25		(0.31)	(0.04)	0.96	0.11
REDEMPTION FEES (b)	—		—	—	— (d)	—
NET ASSET VALUE, End
of Period	$10.97		$10.72	$11.03	$11.07	$10.11
TOTAL RETURN	2.33	%(e)	(2.81)%	(0.36)%	9.50%	1.10	%(e)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$46,983	$67,421		$107,228	$58,320	$11,401
Ratios to Average Net Assets:
Net investment loss	(1.26	)%(f)	(1.11)%	(1.53)%	(1.49)%	(1.27	)%(f)
Net expenses	3.94	%(f)	3.18%	3.15%	2.91%	2.94	%(f)
Dividend expenses	2.34	%(f)	1.58%	1.55%	1.31%	1.34	%(f)
Net expenses without dividend expenses	1.60	%(f)	1.60%	1.60%	1.60%	1.60	%(f)
Gross expenses (g)	4.49	%(f)	3.76%	3.74%	4.63%	8.73	%(f)
PORTFOLIO TURNOVER RATE	37	%(e)	95%	124%	104%	62	%(e)

(a)				Commencement of operations.
(b)				Calculated based on average shares outstanding during each period.
(c)
Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the year due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(d)				Less than $0.01 per share.
(e)				Not annualized.
(f)				Annualized.
(g)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	14	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017

Shares	Security Description	Value
Equity Securities - 93.7%
Common Stock - 93.0%
Austria - 0.2%
120	CA Immobilien Anlagen AG	$3,447
Belgium - 0.5%
87	Anheuser-Busch InBev SA/NV	10,400
Canada - 1.5%
200	Canadian National Railway Co.	16,571
200	Intact Financial Corp.	16,521
		33,092
China - 4.2%
4,000	Agile Group Holdings, Ltd.	5,870
76	Alibaba Group Holding, Ltd., ADR (a)	13,126
16,000	Bank of China, Ltd., Class H	7,948
10,000	China Construction Bank Corp., Class H	8,354
5,000	CNOOC, Ltd.	6,473
4,000	Geely Automobile Holdings, Ltd.	11,359
3,300	Guangzhou R&F Properties Co., Ltd., Class H	7,663
14,000	Industrial & Commercial Bank of China, Ltd., Class H	10,465
416	Tencent Holdings, Ltd.	18,188
		89,446
Denmark - 0.6%
343	Danske Bank A/S	13,745
France - 3.5%
468	AXA SA	14,149
191	BNP Paribas SA	15,409
110	Sanofi	10,950
291	TOTAL SA	15,625
209	Vinci SA	19,858
		75,991
Georgia - 0.2%
120	BGEO Group PLC	5,240
Germany - 4.5%
86	Allianz SE	19,315
152	BASF SE	16,194
115	Bayer AG	15,709
152	Daimler AG	12,133
149	SAP SE	16,337
123	Siemens AG	17,356
		97,044
Hong Kong - 0.2%
520	China Mobile, Ltd.	5,279
Shares	Security Description	Value
India - 0.3%
408	Infosys, Ltd., ADR	$5,953
Ireland - 0.5%
224	AerCap Holdings NV (a)	11,449
Italy - 1.2%
1,019	Enel SpA	6,139
539	Eni SpA	8,926
3,009	Intesa Sanpaolo SpA	10,653
		25,718
Japan - 4.6%
312	Credit Saison Co., Ltd.	6,474
100	DIC Corp.	3,626
500	Honda Motor Co., Ltd.	14,770
203	Hoya Corp.	10,978
1,900	Mitsubishi UFJ Financial Group, Inc.	12,353
1,100	Penta-Ocean Construction Co., Ltd.	6,945
800	Sumitomo Electric Industries, Ltd.	13,078
205	Tokyo Seimitsu Co., Ltd.	7,275
1,100	Toray Industries, Inc.	10,674
200	Toyota Motor Corp.	11,926
		98,099
Malaysia - 0.4%
2,700	Tenaga Nasional Bhd	9,162
Malta - 0.2%
400	Kindred Group PLC, SDR	4,603
Mexico - 0.2%
1,900	Wal-Mart de Mexico SAB de CV	4,351
Netherlands - 1.5%
1,039	ING Groep NV	19,151
204	Royal Dutch Shell PLC, ADR	12,359
		31,510
Russian Federation - 0.4%
177	Tatneft PJSC, ADR	7,558
Singapore - 0.3%
3,600	Singapore Press Holdings, Ltd.	7,234
South Africa - 0.6%
35	Naspers, Ltd., Class N	7,566
7,919	Redefine Properties, Ltd. REIT	6,250
		13,816

See Notes to Financial Statements.	15	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017

Shares	Security Description	Value
South Korea - 2.0%
62	Coway Co., Ltd.	$5,096
83	Dongbu Insurance Co., Ltd.	5,303
135	LG Electronics, Inc.	9,750
7	Samsung Electronics Co., Ltd.	15,751
160	Shinhan Financial Group Co., Ltd.	7,072
		42,972
Spain - 1.0%
3,118	Banco Santander SA	21,810
Sweden - 1.0%
418	Investor AB, Class B	20,680
Switzerland - 1.9%
572	ABB, Ltd.	14,144
30	Flughafen Zurich AG	6,790
224	Nestle SA	18,803
		39,737
Taiwan - 1.5%
2,921	China Life Insurance Co., Ltd.	2,754
2,442	Hon Hai Precision Industry Co., Ltd.	8,481
3,000	Nan Ya Plastics Corp.	7,403
2,000	Taiwan Semiconductor Manufacturing Co., Ltd.	14,325
		32,963
Thailand - 0.4%
624	PTT PCL, NVDR	7,641
United Kingdom - 5.6%
437	BHP Billiton PLC	7,711
2,270	BP PLC	14,542
185	British American Tobacco PLC	11,582
447	GlaxoSmithKline PLC	8,936
2,190	HSBC Holdings PLC	21,650
331	Liberty Global PLC, Class C (a)	10,824
13,511	Lloyds Banking Group PLC	12,278
555	Royal Dutch Shell PLC, Class B	17,086
52	Spirax-Sarco Engineering PLC	3,852
81	Willis Towers Watson PLC	12,493
		120,954
United States - 54.0%
280	Abbott Laboratories	14,941
203	AbbVie, Inc.	18,039
574	AES Corp.	6,325
33	Alphabet, Inc., Class A (a)	32,133
25	Amazon.com, Inc. (a)	24,034
129	Ameriprise Financial, Inc.	19,158
88	Anthem, Inc.	16,709
275	Apache Corp.	12,595
274	Apple, Inc.	42,229
588	Applied Materials, Inc.	30,629
Shares	Security Description	Value
United States - (continued)
310	BankUnited, Inc.	$11,027
192	Beacon Roofing Supply, Inc. (a)	9,840
286	BorgWarner, Inc.	14,652
604	Brixmor Property Group, Inc. REIT	11,355
290	Capital One Financial Corp.	24,551
591	Carrizo Oil & Gas, Inc. (a)	10,124
219	Cavium, Inc. (a)	14,441
99	Charles River Laboratories International, Inc. (a)	10,694
74	Chevron Corp.	8,695
350	Cisco Systems, Inc.	11,771
175	Clean Harbors, Inc. (a)	9,923
271	CSRA, Inc.	8,745
131	Danaher Corp.	11,237
689	Darling Ingredients, Inc. (a)	12,071
127	Dollar General Corp.	10,293
118	DTE Energy Co.	12,669
114	Eagle Materials, Inc.	12,164
258	Envision Healthcare Corp. (a)	11,597
799	FNB Corp.	11,210
64	Gartner, Inc. (a)	7,962
635	General Electric Co.	15,354
150	Gilead Sciences, Inc.	12,153
150	Hexcel Corp.	8,613
215	Hologic, Inc. (a)	7,888
440	Intel Corp.	16,755
307	ITT, Inc.	13,591
162	j2 Global, Inc.	11,969
112	John Bean Technologies Corp.	11,323
319	JPMorgan Chase & Co.	30,468
256	KAR Auction Services, Inc.	12,221
74	Ligand Pharmaceuticals, Inc. (a)	10,075
82	M&T Bank Corp.	13,205
245	Merck & Co., Inc.	15,687
535	Micron Technology, Inc. (a)	21,042
244	Microsemi Corp. (a)	12,561
244	Microsoft Corp.	18,176
208	Murphy USA, Inc. (a)	14,352
183	Nevro Corp. (a)	16,631
228	Nexstar Media Group, Inc.	14,204
197	Pacira Pharmaceuticals, Inc. (a)	7,397
279	Patterson Cos., Inc.	10,783
375	Pfizer, Inc.	13,388
60	Pioneer Natural Resources Co.	8,852
214	Portland General Electric Co.	9,767
153	PPG Industries, Inc.	16,625
150	PTC, Inc. (a)	8,442
316	RealPage, Inc. (a)	12,608
147	Regal Beloit Corp.	11,613
76	Rockwell Automation, Inc.	13,544
411	Sinclair Broadcast Group, Inc., Class A	13,173

See Notes to Financial Statements.	16	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017

Shares	Security Description		Value
United States - (continued)
167	State Street Corp.		$15,955
121	Stericycle, Inc. (a)		8,666
79	SVB Financial Group (a)		14,780
214	Target Corp.		12,628
203	Tenneco, Inc.		12,316
219	The Allstate Corp.		20,128
79	The Goldman Sachs Group, Inc.		18,738
229	The Hartford Financial Services Group, Inc.		12,693
527	The Interpublic Group of Cos., Inc.		10,956
49	The Ultimate Software Group, Inc. (a)		9,290
411	TransUnion (a)		19,424
105	TreeHouse Foods, Inc. (a)		7,112
80	Tyler Technologies, Inc. (a)		13,946
351	Unum Group		17,947
65	Vail Resorts, Inc.		14,828
130	Valero Energy Corp.		10,001
132	VMware, Inc., Class A (a)		14,413
184	WageWorks, Inc. (a)		11,169
125	Walgreens Boots Alliance, Inc.		9,653
198	Wal-Mart Stores, Inc.		15,472
411	Wells Fargo & Co.		22,667
348	Zayo Group Holdings, Inc. (a)		11,978
			1,159,033
Total Common Stock (Cost $1,645,481)			1,998,927
Shares	Security Description	Rate	Value
Preferred Stock - 0.7%
Brazil - 0.7%
1,050	Itau Unibanco Holding SA (Cost $6,445)	0.02%	14,421
Total Equity Securities (Cost $1,651,926)			2,013,348
Shares	Security Description		Value
Investment Companies - 3.5%
310	iShares MSCI ACWI ETF		21,334
113	iShares MSCI EAFE Small-Cap ETF		7,006
430	iShares MSCI Emerging Markets ETF		19,269
426	iShares MSCI India ETF		13,994
336	iShares MSCI Turkey ETF		14,048
Total Investment Companies (Cost $73,696)			75,651
Shares	Security Description		Value
Money Market Fund - 2.3%
49,277	Dreyfus Treasury Prime Cash Management, Institutional Shares, 0.91% (b) (Cost $49,277)		$49,277
Total Investments - 99.5% (Cost $1,774,899)			$2,138,276
Other Assets & Liabilities, Net – 0.5%			9,653
Net Assets – 100.0%			$2,147,929

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
PCL	Public Company Limited
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt
(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of September 30, 2017.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	17	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017

Level 1	Level 2	Level 3	Total
Investments At Value
Common Stock
Austria	$-	$3,447	$-	$3,447
Belgium	-	10,400	-	10,400
Canada	33,092	-	-	33,092
China	13,126	76,320	-	89,446
Denmark	-	13,745	-	13,745
France	-	75,991	-	75,991
Georgia	-	5,240	-	5,240
Germany	-	97,044	-	97,044
Hong Kong	-	5,279	-	5,279
India	5,953	-	-	5,953
Ireland	11,449	-	-	11,449
Italy	-	25,718	-	25,718
Japan	-	98,099	-	98,099
Malaysia	-	9,162	-	9,162
Malta	-	4,603	-	4,603
Mexico	4,351	-	-	4,351
Netherlands	12,359	19,151	-	31,510
Russian Federation	7,558	-	-	7,558
Singapore	-	7,234	-	7,234
South Africa	-	13,816	-	13,816
South Korea	-	42,972	-	42,972
Spain	-	21,810	-	21,810
Sweden	-	20,680	-	20,680
Switzerland	-	39,737	-	39,737
Taiwan	-	32,963	-	32,963
Thailand	-	7,641	-	7,641
United Kingdom	23,317	97,637	-	120,954
United States	1,159,033	-	-	1,159,033
Preferred Stock
Brazil	14,421	-	-	14,421
Investment Companies	75,651	-	-	75,651
Money Market Fund	-	49,277	-	49,277
Total Investments At Value	$1,360,310	$777,966	$-	$2,138,276

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2017.
At September 30, 2017, foreign securities representing the following percentage of net assets of the Fund were fair valued by independent pricing services and are classified as using Level 2 inputs within the valuation inputs disclosure on the Fund's Schedule of Investments:

LMCG Global MultiCap Fund

Long Securities 33.92%
PORTFOLIO HOLDINGS
% of Total Investments
Austria	0.2%
Belgium	0.5%
Brazil	0.7%
Canada	1.6%
China	4.2%
Denmark	0.6%
France	3.6%
Georgia	0.2%
Germany	4.5%
Hong Kong	0.2%
India	0.3%
Ireland	0.5%
Italy	1.2%
Japan	4.6%
Malaysia	0.4%
Malta	0.2%
Mexico	0.2%
Netherlands	1.5%
Russian Federation	0.4%
Singapore	0.3%
South Africa	0.6%
South Korea	2.0%
Spain	1.0%
Sweden	1.0%
Switzerland	1.9%
Taiwan	1.5%
Thailand	0.4%
United Kingdom	5.7%
United States*	60.0%
100.0%

* Includes Money Market Fund totaling 2.3%.

See Notes to Financial Statements.	18	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2017

ASSETS
. Total investments, at value (Cost $1,774,899)	$2,138,276
Foreign currency (Cost $11,076)	11,045
Receivables:
Investment securities sold	15,088
Dividends	2,146
From investment adviser	25,047
Prepaid expenses	16,993
Total Assets	2,208,595

LIABILITIES
Payables:
Investment securities purchased	26,085
Foreign capital gains tax payable	201
Accrued Liabilities:
Trustees' fees and expenses	7
Fund services fees	13,465
Other expenses	20,908
Total Liabilities	60,666

NET ASSETS	$2,147,929

COMPONENTS OF NET ASSETS
Paid-in capital	$1,707,415
Undistributed net investment income	9,876
Accumulated net realized gain	67,467
Net unrealized appreciation	363,171
NET ASSETS	$2,147,929

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	1,484
Institutional Shares	163,463

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $19,264)	$12.98
Institutional Shares (based on net assets of $2,128,665)	$13.02

See Notes to Financial Statements.	19	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2017

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $3,069) .	$24,966
Total Investment Income	24,966

EXPENSES
Investment adviser fees	7,947
Fund services fees	94,611
Transfer agent fees:
Investor Shares	4,469
Institutional Shares	1,318
Distribution fees:
Investor Shares	39
Custodian fees	6,080
Registration fees:
Investor Shares	7,053
Institutional Shares	7,904
Professional fees	12,780
Trustees' fees and expenses	2,721
Pricing fees	9,987
Other expenses	11,671
Total Expenses	166,580
Fees waived and expenses reimbursed	(155,580)
Net Expenses	11,000

NET INVESTMENT INCOME	13,966

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Investments	30,121
Foreign currency transactions	90
Net realized gain	30,211
Net change in unrealized appreciation (depreciation) on:
Investments	120,412
Deferred foreign capital gains taxes	(64)
Foreign currency translations	(5)
Net change in unrealized appreciation (depreciation)	120,343
NET REALIZED AND UNREALIZED GAIN	150,554
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$164,520

See Notes to Financial Statements.	20	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended September 30, 2017	For the Year Ended March 31, 2017
OPERATIONS
Net investment income	$13,966	$16,893
Net realized gain	30,211	72,520
Net change in unrealized appreciation (depreciation)	120,343	222,140
Increase in Net Assets Resulting from Operations	164,520	311,553

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	-	(440)
Institutional Shares	-	(18,893)
Net realized gain:
Investor Shares	-	(92)
Institutional Shares	-	(14,248)
Total Distributions to Shareholders	-	(33,673)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	190	39,350
Institutional Shares	114,000	268,003
Reinvestment of distributions:
Investor Shares	-	532
Institutional Shares	-	33,141
Redemption of shares:
1	Investor Shares	(35,234)	(1,498)
2	Institutional Shares	(5,000)	(532,204)
Increase (Decrease) in Net Assets from Capital Share Transactions	73,956	(192,676)
Increase in Net Assets	238,476	85,204

NET ASSETS
Beginning of Period	1,909,453	1,824,249
End of Period (Including line (a))	$2,147,929	$1,909,453

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	15	3,470
Institutional Shares	9,070	25,015
Reinvestment of distributions:
Investor Shares	-	48
Institutional Shares	-	2,936
Redemption of shares:
Investor Shares	(2,860)	(136)
Institutional Shares	(388)	(48,560)
Increase (Decrease) in Shares	5,837	(17,227)

(a)	Undistributed (distributions in excess of) net investment income	$9,876	$(4,090)

See Notes to Financial Statements.	21	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30, 2017		For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	March 3, 2015 (a) through March 31, 2015
INVESTOR SHARES
NET ASSET VALUE, Beginning
of Period	$11.96		$10.34	$11.21	$11.29
INVESTMENT OPERATIONS
Net investment income (b)	0.09		0.05	0.08	0.02
Net realized and unrealized gain (loss)	0.93		1.77	(0.69)	(0.10	)(c)
Total from Investment Operations	1.02		1.82	(0.61)	(0.08)
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—		(0.11)	(0.13)	—
Net realized gain	—		(0.09)	(0.13)	—
Total Distributions to Shareholders	—		(0.20)	(0.26)	—
NET ASSET VALUE, End
of Period	$12.98		$11.96	$10.34	$11.21
TOTAL RETURN	8.53	%(d)	17.76%	(5.39)%	(0.71	)%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$19	$52		$10	$10
Ratios to Average Net Assets:
Net investment income	1.43	%(e)	0.48%	0.77%	2.45	%(e)
Net expenses	1.35	%(e)	1.45%	1.45%	1.45	%(e)
Gross expenses (f)	92.03	%(e)	110.82%	149.94%	31.89	%(e)
PORTFOLIO TURNOVER RATE	18	%(d)	73%	44%	74	%(d)

(a)				Commencement of operations.
(b)				Calculated based on average shares outstanding during each period.
(c)
Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(d)				Not annualized.
(e)				Annualized.
(f)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	22	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30, 2017		For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	September 11, 2013 (a) Through March 31, 2014
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning
of Period	$12.00		$10.35	$11.21	$10.80	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.09		0.10	0.11	0.10	0.02
Net realized and unrealized
gain (loss)	0.93		1.76	(0.68)	0.49	0.86
Total from Investment Operations	1.02		1.86	(0.57)	0.59	0.88
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—		(0.12)	(0.16)	(0.08)	(0.06)
Net realized gain	—		(0.09)	(0.13)	(0.10)	(0.02)
Total Distributions to Shareholders	—		(0.21)	(0.29)	(0.18)	(0.08)
NET ASSET VALUE, End
of Period	$13.02		$12.00	$10.35	$11.21	$10.80
TOTAL RETURN	8.50	%(c)	18.11%	(5.11)%	5.57%	8.79	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$2,129	$1,858		$1,814	$1,882	$1,344
Ratios to Average Net Assets:
Net investment income	1.40	%(d)	0.92%	1.02%	0.95%	0.31	%(d)
Net expenses	1.10	%(d)	1.20%	1.20%	1.20%	1.20	%(d)
Gross expenses (e)	15.53	%(d)	17.14%	16.22%	17.65%	24.97	%(d)
PORTFOLIO TURNOVER RATE	18	%(c)	73%	44%	74%	32	%(c)

(a)				Commencement of operations.
(b)				Calculated based on average shares outstanding during each period.
(c)				Not annualized.
(d)				Annualized.
(e)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	23	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017

Shares	Security Description	Value
Equity Securities - 94.6%
Common Stock - 94.6%
Australia - 4.0%
48,466	Charter Hall Group REIT	$204,412
60,814	Charter Hall Retail REIT	188,620
75,317	Eclipx Group, Ltd.	239,893
29,949	GrainCorp, Ltd., Class A	192,130
27,715	IOOF Holdings, Ltd.	242,922
45,255	OZ Minerals, Ltd.	264,777
		1,332,754
Austria - 2.4%
9,815	BUWOG AG (a)	294,222
7,986	CA Immobilien Anlagen AG	229,396
27,090	UNIQA Insurance Group AG	283,767
		807,385
Belgium - 2.5%
30,874	AGFA-Gevaert NV (a)	147,294
7,821	bpost SA	232,604
1,429	Cie d'Entreprises CFE	213,058
4,810	D'ieteren SA/NV	220,785
		813,741
China - 0.7%
218,000	Xinyi Glass Holdings, Ltd.	216,065
Denmark - 5.2%
3,732	Ambu A/S, Class B	289,042
8,937	GN Store Nord A/S	306,803
1,104	Rockwool International A/S, Class B	299,760
5,427	Royal Unibrew A/S	297,365
3,710	SimCorp A/S	226,775
7,364	Topdanmark A/S (a)	290,109
		1,709,854
France - 2.3%
16,619	Air France-KLM (a)	262,083
1,968	Ipsen SA	261,849
5,739	Neopost SA	223,077
		747,009
Georgia - 0.7%
5,505	BGEO Group PLC	240,382
Germany - 5.0%
5,348	CTS Eventim AG & Co. KGaA	233,656
16,084	Kloeckner & Co. SE	206,556
4,058	Leoni AG	269,282
6,687	Salzgitter AG	303,751
15,837	TAG Immobilien AG	266,416
13,721	Uniper SE	376,569
		1,656,230
Hong Kong - 1.7%
26,000	Dah Sing Financial Holdings, Ltd.	177,015
50,400	Television Broadcasts, Ltd.	167,732
Shares	Security Description	Value
Hong Kong - (continued)
15,600	VTech Holdings, Ltd.	$228,128
		572,875
Ireland - 0.8%
24,405	Grafton Group PLC	271,769
Italy - 4.9%
2,872	DiaSorin SpA	256,136
73,310	Hera SpA	230,559
52,551	Maire Tecnimont SpA	291,127
6,204	Recordati SpA	286,295
108,420	Saras SpA	290,953
30,222	Societa Cattolica di Assicurazioni SCRL	262,573
		1,617,643
Japan - 26.0%
6,100	Azbil Corp.	261,839
10,900	COMSYS Holdings Corp.	260,363
10,000	Credit Saison Co., Ltd.	207,496
4,800	Daiichikosho Co., Ltd.	229,843
6,500	DIC Corp.	235,694
7,000	DTS Corp.	191,941
21,700	F@N Communications, Inc.	243,342
10,900	Fancl Corp.	235,434
26,500	Fujikura, Ltd.	212,977
5,600	Furukawa Electric Co., Ltd.	307,864
11,700	Geo Holdings Corp.	169,185
343	Japan Hotel REIT Investment Corp.	216,803
7,000	Kanamoto Co., Ltd.	221,107
20,000	Kanematsu Corp.	255,519
13,000	Kohnan Shoji Co., Ltd.	244,224
3,900	Matsumotokiyoshi Holdings Co., Ltd.	261,228
4,800	Meitec Corp.	240,626
6,100	Mitsui Mining & Smelting Co., Ltd.	316,499
26,100	NET One Systems Co., Ltd.	276,389
22,000	Nichias Corp.	271,849
6,100	Nippon Electric Glass Co., Ltd.	236,461
41,300	Nippon Suisan Kaisha, Ltd.	230,649
19,100	Nipro Corp.	263,645
10,000	Nomura Co., Ltd.	221,682
26,000	Onward Holdings Co., Ltd.	197,887
38,200	Penta-Ocean Construction Co., Ltd.	241,186
7,800	Sankyu, Inc.	330,348
21,700	Sodick Co., Ltd.	269,064
13,000	Star Micronics Co., Ltd.	223,950
7,000	The Nisshin Oillio Group, Ltd.	229,763
9,100	Tokyo Seimitsu Co., Ltd.	322,930
10,000	Transcosmos, Inc.	230,939
7,400	TS Tech Co., Ltd.	248,797
8,700	Ube Industries, Ltd.	251,774
8,500	Wacoal Holdings Corp.	242,649
		8,601,946

See Notes to Financial Statements.	24	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017

Shares	Security Description	Value
Luxembourg - 0.9%
18,926	Subsea 7 SA	$311,447
Malta - 0.8%
21,533	Kindred Group PLC, SDR	247,796
Mexico - 0.5%
27,959	Grupo Aeroportuario del Centro Norte SAB de CV	154,657
Netherlands - 1.7%
7,382	ASR Nederland NV	295,203
6,230	Philips Lighting NV (b)	251,487
		546,690
New Zealand - 1.3%
94,738	a2 Milk Co., Ltd. (a)	440,008
Norway - 0.7%
8,485	Salmar ASA	239,957
Portugal - 0.8%
53,185	The Navigator Co. SA	259,503
Singapore - 2.7%
301,500	Mapletree Greater China Commercial Trust REIT	257,011
31,700	Venture Corp., Ltd.	412,334
154,700	Yanlord Land Group, Ltd.	211,338
		880,683
South Korea - 2.8%
46,633	Asiana Airlines, Inc. (a)	172,241
5,644	Hyundai Marine & Fire Insurance Co., Ltd.	223,846
14,034	Meritz Fire & Marine Insurance Co., Ltd.	302,366
7,929	WONIK IPS Co., Ltd. (a)	237,194
		935,647
Spain - 2.4%
2,776	Acciona SA	223,491
9,519	Ebro Foods SA	225,692
63,160	Ence Energia y Celulosa SA	328,743
		777,926
Sweden - 2.8%
19,643	Hemfosa Fastigheter AB	249,737
5,331	Holmen AB, Class B	249,825
16,384	Mycronic AB	225,065
42,805	SSAB AB, Class A (a)	206,725
		931,352
Shares	Security Description	Value
Switzerland - 3.6%
682	Bucher Industries AG	$242,600
1,177	Flughafen Zurich AG	266,372
239	Georg Fischer AG	294,950
10,297	Logitech International SA, Class R	376,193
		1,180,115
Taiwan - 1.0%
127,181	China Life Insurance Co., Ltd.	119,938
78,000	Powertech Technology, Inc.	225,430
		345,368
United Kingdom - 16.4%
19,230	Abcam PLC	263,077
41,758	Beazley PLC	268,585
7,117	Bellway PLC	314,823
17,822	CVS Group PLC	346,372
44,030	Electrocomponents PLC	366,864
15,268	Greggs PLC	255,291
118,261	Hays PLC	300,380
43,743	Howden Joinery Group PLC	252,783
27,059	Inchcape PLC	312,975
26,451	Informa PLC	238,366
48,366	JD Sports Fashion PLC	242,491
53,967	Moneysupermarket.com Group PLC	230,076
44,352	National Express Group PLC	210,413
62,882	QinetiQ Group PLC	208,205
5,296	Rightmove PLC	287,196
4,115	Spirax-Sarco Engineering PLC	304,871
37,500	SSP Group PLC	270,203
27,616	The UNITE Group PLC REIT	254,529
24,752	UBM PLC	226,506
9,919	WH Smith PLC	268,483
		5,422,489
Total Common Stock (Cost $28,784,598)		31,261,291
Investment Company - 2.7%
13,122	iShares MSCI EAFE ETF (Cost $862,933)	898,594
Money Market Fund - 2.0%
646,842	Dreyfus Treasury Prime Cash Management, Institutional Shares, 0.91% (c) (Cost $646,842)	646,842
Total Investments - 99.3% (Cost $30,294,373)		$32,806,727
Other Assets & Liabilities, Net – 0.7%		236,621
Net Assets – 100.0%		$33,043,348

See Notes to Financial Statements.	25	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017

ETF	Exchange Traded Fund
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt
(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $251,487 or 0.8% of net assets.
(c)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of September 30, 2017.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total
Investments At Value
Common Stock
Australia	$-	$1,332,754	$-	$1,332,754
Austria	-	807,385	-	807,385
Belgium	-	813,741	-	813,741
China	-	216,065	-	216,065
Denmark	-	1,709,854	-	1,709,854
France	-	747,009	-	747,009
Georgia	-	240,382	-	240,382
Germany	-	1,656,230	-	1,656,230
Hong Kong	-	572,875	-	572,875
Ireland	-	271,769	-	271,769
Italy	-	1,617,643	-	1,617,643
Japan	-	8,601,946	-	8,601,946
Luxembourg	-	311,447	-	311,447
Malta	-	247,796	-	247,796
Mexico	154,657	-	-	154,657
Netherlands	-	546,690	-	546,690
New Zealand	-	440,008	-	440,008
Norway	-	239,957	-	239,957
Portugal	-	259,503	-	259,503
Singapore	-	880,683	-	880,683
South Korea	-	935,647	-	935,647
Spain	-	777,926	-	777,926
Sweden	-	931,352	-	931,352
Switzerland	-	1,180,115	-	1,180,115
Taiwan	-	345,368	-	345,368
United Kingdom	-	5,422,489	-	5,422,489
Investment Company	898,594	-	-	898,594
Money Market Fund	-	646,842	-	646,842
Total Investments At Value	$1,053,251	$31,753,476	$-	$32,806,727

The Fund utilizes the end of period methodology when determining transfers. As of September 30, 2017, there was $268,483 transferred from Level 1 to Level 2 due to availability of fair value pricing.
At September 30, 2017, foreign securities representing the following percentage of net assets of the Fund were fair valued by independent pricing services and are classified as using Level 2 inputs within the valuation inputs disclosure on the Fund's Schedule of Investments:

LMCG International Small Cap Fund

Long Securities 94.14%
See Notes to Financial Statements.	26	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017

PORTFOLIO HOLDINGS
% of Total Investments
Australia	4.1%
Austria	2.5%
Belgium	2.5%
China	0.7%
Denmark	5.2%
France	2.3%
Georgia	0.7%
Germany	5.0%
Hong Kong	1.7%
Ireland	0.8%
Italy	4.9%
Japan	26.2%
Luxembourg	0.9%
Malta	0.8%
Mexico	0.5%
Netherlands	1.7%
New Zealand	1.3%
Norway	0.7%
Portugal	0.8%
Singapore	2.7%
South Korea	2.9%
Spain	2.4%
Sweden	2.8%
Switzerland	3.6%
Taiwan	1.1%
United Kingdom	16.5%
United States*	4.7%
100.0%

* Includes Money Market Fund totaling 2.0%.

See Notes to Financial Statements.	27	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2017

ASSETS
. Total investments, at value (Cost $30,294,373)	$32,806,727
Foreign currency (Cost $179,093)	177,923
Receivables:
Fund shares sold	23,019
Dividends	68,089
Prepaid expenses	15,051
Total Assets	33,090,809

LIABILITIES
Accrued Liabilities:
Investment adviser fees	7,557
Trustees' fees and expenses	49
Fund services fees	7,674
Other expenses	32,181
Total Liabilities	47,461

NET ASSETS	$33,043,348

COMPONENTS OF NET ASSETS
Paid-in capital	$30,276,276
Undistributed net investment income	139,435
Accumulated net realized gain	116,008
Net unrealized appreciation	2,511,629
NET ASSETS	$33,043,348

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	51,590
Institutional Shares	2,622,262

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $635,790)	$12.32
Institutional Shares (based on net assets of $32,407,558)	$12.36

See Notes to Financial Statements.	28	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2017

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $24,914) .	$198,848
Total Investment Income	198,848

EXPENSES
Investment adviser fees	56,385
Fund services fees	94,494
Transfer agent fees:
Investor Shares	1,240
Institutional Shares	1,529
Distribution fees:
Investor Shares	362
Custodian fees	26,381
Registration fees:
Investor Shares	9,491
Institutional Shares	10,668
Professional fees	23,261
Trustees' fees and expenses	2,979
Pricing fees	14,198
Other expenses	15,222
Total Expenses	256,210
Fees waived and expenses reimbursed	(187,389)
Net Expenses	68,821

NET INVESTMENT INCOME	130,027

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Investments	158,100
Foreign currency transactions	6,878
Net realized gain	164,978
Net change in unrealized appreciation (depreciation) on:
Investments	1,881,865
Foreign currency translations	(694)
Net change in unrealized appreciation (depreciation)	1,881,171
NET REALIZED AND UNREALIZED GAIN	2,046,149
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,176,176

See Notes to Financial Statements.	29	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended September 30, 2017	April 1, 2016* Through March 31, 2017
OPERATIONS
Net investment income	$130,027	$88,806
Net realized gain	164,978	27,824
Net change in unrealized appreciation (depreciation)	1,881,171	445,076
Increase in Net Assets Resulting from Operations	2,176,176	561,706

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	-	(1,118)
Institutional Shares	-	(155,074)
Total Distributions to Shareholders	-	(156,192)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	556,699	62,205
Institutional Shares	24,308,601	5,985,369
Reinvestment of distributions:
Investor Shares	-	1,118
Institutional Shares	-	155,074
Redemption of shares:
1	Investor Shares	(2,086)	(23,994)
2	Institutional Shares	(210,870)	(370,458)
Increase in Net Assets from Capital Share Transactions	24,652,344	5,809,314
Increase in Net Assets	26,828,520	6,214,828

NET ASSETS
Beginning of Period	6,214,828	-
End of Period (Including line (a))	$33,043,348	$6,214,828

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	47,845	6,066
Institutional Shares	2,064,851	595,908
Reinvestment of distributions:
Investor Shares	-	114
Institutional Shares	-	15,776
Redemption of shares:
Investor Shares	(177)	(2,258)
Institutional Shares	(18,082)	(36,191)
Increase in Shares	2,094,437	579,415

(a)	Undistributed net investment income	$139,435	$9,408
*	Commencement of operations.

See Notes to Financial Statements.	30	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30, 2017		April 18, 2016 (a) Through March 31, 2017
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$10.71		$10.09
INVESTMENT OPERATIONS
Net investment income (b)	0.07		0.09
Net realized and unrealized gain	1.54		0.82
Total from Investment Operations	1.61		0.91
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—		(0.29)
NET ASSET VALUE, End of Period	$12.32		$10.71
TOTAL RETURN	15.03	%(c)	9.24	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$636		$42
Ratios to Average Net Assets:
Net investment income	1.21	%(d)	0.96	%(d)
Net expenses	1.10	%(d)	1.10	%(d)
Gross expenses (e)	10.61	%(d)	60.04	%(d)
PORTFOLIO TURNOVER RATE	41	%(c)	112	%(c)

(a)		Commencement of operations.
(b)		Calculated based on average shares outstanding during each period.
(c)		Not annualized.
(d)		Annualized.
(e)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	31	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30, 2017		April 1, 2016 (a) Through March 31, 2017
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.73		$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.09		0.18
Net realized and unrealized gain	1.54		0.85
Total from Investment Operations	1.63		1.03
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—		(0.30)
NET ASSET VALUE, End of Period	$12.36		$10.73
TOTAL RETURN	15.19	%(c)	10.55	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$32,408		$6,173
Ratios to Average Net Assets:
Net investment income	1.62	%(d)	1.78	%(d)
Net expenses	0.85	%(d)	0.85	%(d)
Gross expenses (e)	3.04	%(d)	8.57	%(d)
PORTFOLIO TURNOVER RATE	41	%(c)	112	%(c)

(a)		Commencement of operations.
(b)		Calculated based on average shares outstanding during each period.
(c)		Not annualized.
(d)		Annualized.
(e)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	32	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2017

Note 1. Organization
LMCG Global Market Neutral Fund, LMCG Global MultiCap Fund, and LMCG International Small Cap Fund (individually, a "Fund" and collectively, the "Funds") are diversified portfolios of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The LMCG Global Market Neutral Fund Investor Shares and Institutional Shares commenced operations on December 18, 2014, and May 21, 2013, respectively. The LMCG Global MultiCap Fund Investor Shares and Institutional Shares commenced operations on March 3, 2015, and September 11, 2013, respectively. The LMCG Global Market Neutral Fund seeks capital appreciation independent of equity market conditions. The LMCG Global MultiCap Fund seeks long-term capital appreciation.
The LMCG International Small Cap Fund Investor Shares and Institutional Shares commenced operations on April 18, 2016, and April 1, 2016, respectively. The LMCG International Small Cap Fund seeks long-term capital appreciation. On April 1, 2016, the LMCG International Small Cap Fund commenced operations through a reorganization of a collective investment trust into the Fund. The collective investment trust was previously managed by the Fund's Adviser, as defined in Note 3, and portfolio management team. This collective investment trust was organized and commenced operations on August 26, 2010. The collective investment trust had an investment objective and strategies that were, in all material respects, identical to those of the Fund. The net assets and unrealized gain received by the Fund from this tax free reorganization were as follows:
Date of Contribution	Net Assets	Shares Issued	Cost of Investments Transferred	Unrealized Gain on Investments
April 1, 2016	$4,792,193	479,219	$4,360,020	$185,382

In addition to the securities transferred in, as noted above, $246,791 of cash and other receivables, net of liabilities, were also transferred in as part of the reorganization.
Note 2. Summary of Significant Accounting Policies
The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Shares of non-exchange traded open-end mutual funds are valued at net asset value ("NAV"). Short-term investments that mature in 60 days or less may be valued at amortized cost.
Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in each Fund's registration statement, performs certain functions as they relate to the administration and oversight of each Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. Foreign securities' prices may be fair valued by independent pricing services in consideration of events occurring after the close of overseas markets and prior to the close of the NYSE. To the extent that securities are valued using this service, they will be classified as Level 2 securities in the fair value measurement framework described below. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
33	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2017
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Quoted prices in active markets for identical assets
Level 2 — Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.
Level 3 — Significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of September 30, 2017, for each Fund's investments is included at the end of each Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income and expense are recorded on the ex-dividend date. Foreign dividend income and expense are recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund's foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.
Securities Sold Short – The LMCG Global Market Neutral Fund may sell a security short to increase investment returns. The LMCG Global Market Neutral Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates.
Until the Fund replaces the borrowed security, the Fund will maintain on its books and records cash and long securities to sufficiently

34	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2017

cover its short position on a daily basis. The collateral for the securities sold short includes the Deposits with Brokers as shown on the Statement of Assets and Liabilities and the securities held long as shown on the Schedule of Investments. Dividends and interest paid on securities sold short are recorded as an expense on the LMCG Global Market Neutral Fund's Statement of Operations.
Distributions to Shareholders – Each Fund declares any dividends from net investment income and pays them annually. Any net capital gains and net foregin currency gains realized by the Funds are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.
Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2017, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
The Funds' class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of each Fund.
Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund's maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Fees and Expenses
Investment Adviser – LMCG Investments, LLC (the "Adviser") is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee, payable monthly, at an annual rate of 1.00%, 0.70% and 0.70% of the average daily net assets of LMCG Global Market Neutral Fund, LMCG Global MultiCap Fund, and LMCG International Small Cap Fund, respectively.
Distribution – Foreside Fund Services, LLC serves as each Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates. The Funds have adopted a Distribution Plan (the "Plan") for Investor Shares in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of Investor Shares.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statements of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman). The Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office

35	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2017

received no compensation from each Fund.
Note 4. Expense Reimbursements and Fees Waived
The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through at least July 31, 2018, to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) as follows:
	Investor Shares	Institutional Shares
LMCG Global Market Neutral Fund	1.85%	1.60%
LMCG Global MultiCap Fund*	1.15%	0.90%
LMCG International Small Cap Fund	1.10%	0.85%

*
Prior to August 1, 2017, the Adviser had contractually agreed to waive a portion of its fees and reimburse certain expenses of the LMCG Global MultiCap Fund Investor Shares and Institutional Shares to 1.45% and 1.20%, respectively.

Other Fund service providers have voluntarily agreed to waive a portion of their fees. The contractual waivers may be changed or eliminated at any time with consent of the Board and voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. For the period ended September 30, 2017, fees waived and expenses reimbursed were as follows:
	Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
LMCG Global Market Neutral Fund	$143,289	$-	$30,849	$174,138
LMCG Global MultiCap Fund	7,949	106,460	41,171	155,580
LMCG International Small Cap Fund	56,386	75,919	55,084	187,389

The Funds may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the net annual operating expenses of each Fund to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. As of September 30, 2017, $1,247,528, $592,771, and $547,736 are subject to recoupment by the Adviser for the LMCG Global Market Neutral Fund, LMCG Global MultiCap Fund, and LMCG International Small Cap Fund, respectively. Other Waivers are not eligible for recoupment.
Note 5. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2017, were as follows:
	Purchases	Sales
LMCG Global Market Neutral Fund	$21,584,607	$46,018,298
LMCG Global MultiCap Fund	402,310	347,292
LMCG International Small Cap Fund	31,127,783	6,793,614

Note 6. Federal Income Tax
As of September 30, 2017, cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
LMCG Global Market Neutral Fund	$15,526,843	$(5,897,106)	$9,629,737
LMCG Global MultiCap Fund	410,927	(47,550)	363,377
LMCG International Small Cap Fund	2,852,656	(340,302)	2,512,354

As of March 31, 2017, distributable earnings (accumulated loss) on a tax basis were as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation	Total
LMCG Global Market Neutral Fund	$-	$-	$(7,700,698)	$6,337,740	$(1,362,958)
LMCG Global MultiCap Fund	16,027	35,301	-	224,666	275,994
LMCG International Small Cap Fund	45,777	-	(47,521)	592,640	590,896

36	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2017

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to differing book to tax treatment of investments in real estate investment trusts (REITs), passive foreign investment holdings (PFICs), wash sales, and reclassification of dividend income to return of capital on corporate securities for the LMCG Global Market Neutral Fund; PFICs, wash sales and reclassification of dividend income to return of capital on corporate securities for the LMCG Global MultiCap Fund; and PFICs and wash sales for the LMCG International Small Cap Fund.
The LMCG Global Market Neutral Fund and LMCG International Small Cap Fund have $7,700,698 and $47,521, respectively, of available short term capital loss carryforwards that have no expiration date.
Note 7. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.

37	LMCG FUNDS

LMCG FUNDS ADDITIONAL INFORMATION SEPTEMBER 30, 2017

Proxy Voting Information
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund's portfolio is available, without charge and upon request, by calling (877) 591-4667 and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. The LMCG Global Market Neutral Fund and the LMCG Global MultiCap Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 591-4667 and on the SEC's website at www.sec.gov. The LMCG International Small Cap Fund's proxy voting record for the period from the Fund's commencement of operations to the period ended June 30 is available, without charge and upon request, by calling (877) 591-4667 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 through September 30, 2017.
Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
38	LMCG FUNDS

LMCG FUNDS ADDITIONAL INFORMATION SEPTEMBER 30, 2017

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2017	September 30, 2017	Period*	Ratio*
LMCG Global Market Neutral Fund
Investor Shares
Actual	$1,000.00	$1,022.52	$9.38	1.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.79	$9.35	1.85%
Institutional Shares
Actual	$1,000.00	$1,023.33	$8.12	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	$8.09	1.60%
LMCG Global MultiCap Fund
Investor Shares
Actual	$1,000.00	$1,085.28	$7.06	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.83	1.35%
Institutional Shares
Actual	$1,000.00	$1,085.00	$5.75	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57	1.10%
LMCG International Small Cap Fund
Investor Shares
Actual	$1,000.00	$1,150.33	$5.93	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57	1.10%
Institutional Shares
Actual	$1,000.00	$1,151.91	$4.59	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31	0.85%
*
Expenses are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183) divided by 365 to reflect the half-year period.

39	LMCG FUNDS

FOR MORE INFORMATION:
P.O. Box 588
Portland, ME 04112
(877) 591-4667 (toll free)

INVESTMENT ADVISER
LMCG Investments, LLC
200 Clarendon Street, 28th Floor
Boston, MA 02116

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

210-SAR-0917

MERK® MUTUAL FUNDS

MERK HARD CURRENCY FUND®

Investor Shares (MERKX)
Institutional Shares (MHCIX)

MERK ABSOLUTE RETURN CURRENCY FUND®

Investor Shares (MABFX)
Institutional Shares (MAAIX)

SEMI-ANNUAL REPORT (UNAUDITED)

SEPTEMBER 30, 2017

MERK HARD CURRENCY FUND	SEPTEMBER 30, 2017
SCHEDULE OF INVESTMENTS

Principal	Security Description	Currency	Rate	Maturity	Value in USD
Foreign Bonds(a) - 60.1%
Automotive - Netherlands - 3.4%
3,300,000	BMW Finance NV, EMTN	EUR	3.625%	01/29/18	$3,950,905
Financials - Netherlands - 2.0%
17,900,000	Bank Nederlandse Gemeenten NV, EMTN	SEK	2.125	02/13/19	2,260,258
Financials - Norway - 3.7%
33,000,000	SpareBank 1 Boligkreditt AS, EMTN	NOK	5.950	06/18/18	4,290,062
Financials - Sweden - 0.8%
750,000	Investor AB, EMTN	EUR	3.250	09/17/18	915,283
Healthcare - France - 5.5%
5,300,000	Sanofi, EMTN	EUR	1.000	11/14/17	6,273,568
Non-U.S. Government - Australia - 1.0%
1,500,000	Australia Government Bond, Series 132	AUD	5.500	01/21/18	1,190,364
Non-U.S. Government - Austria - 2.2%
2,000,000	Republic of Austria Government Bond (b)	EUR	1.950	06/18/19	2,468,427
Non-U.S. Government - New Zealand - 1.0%
1,510,000	New Zealand Government Bond, Series 1217	NZD	6.000	12/15/17	1,100,295
Non-U.S. Government - Sweden - 1.8%
1,700,000	Sweden Government International Bond, EMTN	EUR	0.875	01/31/18	2,018,939
Non-U.S. Government Agency - Sweden - 10.7%
98,600,000	Kommuninvest I Sverige AB, Series 1806, MTN	SEK	1.000	06/20/18	12,237,470
Regional Authority - Australia - 1.5%
2,160,000	Treasury Corp. of Victoria	AUD	3.500	11/17/17	1,698,338
Regional Authority - Canada - 7.0%
3,200,000	Province of Alberta Canada	CAD	1.700	12/15/17	2,567,643
4,700,000	Province of British Columbia Canada	CAD	4.700	12/01/17	3,788,778
2,000,000	Province of Manitoba Canada	CAD	4.250	03/05/18	1,624,284
					7,980,705
Regional Authority - Norway - 3.5%
31,000,000	City of Oslo Norway	NOK	4.650	01/16/19	4,071,986
Regional Authority - Sweden - 0.9%
8,650,000	City of Gothenburg Sweden, EMTN	SEK	2.125	03/19/18	1,075,557
Supranational - Europe - 15.1%
3,000,000	European Financial Stability Facility, EMTN	EUR	1.250	01/22/19	3,625,901
4,100,000	European Investment Bank, EMTN	EUR	1.000	07/13/18	4,903,544
3,500,000	European Stability Mechanism, EMTN	EUR	1.250	10/15/18	4,212,654
5,030,000	International Bank for Reconstruction & Development GDIF	SEK	1.375	06/23/19	633,271
31,500,000	International Bank for Reconstruction & Development, EMTN GDIF	SEK	3.250	12/15/17	3,895,377
					17,270,747
Total Foreign Bonds(Cost $65,228,494)					68,802,904
Foreign Treasury Securities(a) - 21.6%
Non-U.S. Government - Belgium - 3.1%
3,000,000	Kingdom of Belgium Treasury Bill, Series 12M (c)	EUR	0.000	04/12/18	3,558,455
Non-U.S. Government - Canada - 4.2%
6,000,000	Canadian Treasury Bill (c)	CAD	0.561	12/14/17	4,798,029
Non-U.S. Government - Ireland - 3.9%
550,000	Republic of Ireland Treasury Bill (c)	EUR	0.000	12/18/17	650,551
3,200,000	Republic of Ireland Treasury Bill (c)	EUR	0.000	09/24/18	3,799,857
					4,450,408

See Notes to Financial Statements.	1

Principal	Security Description	Currency	Rate	Maturity	Value in USD
Non-U.S. Government - Norway - 10.4%
94,970,000	Norway Treasury Bill, Series 38 (b)(c)	NOK	0.313-0.322%	03/21/18	$11,910,212
Total Foreign Treasury Securities (Cost $24,200,590)					24,717,104
U.S. Government & Agency Obligations - 6.9%
U.S. Treasury Bill - United States(a) - 6.9%
7,950,000	U.S. Treasury Bill(d) (Cost $7,940,273)	USD	0.906-0.977	11/16/17	7,940,545
Shares	Security Description	Currency	Rate		Value in USD
Exchange Traded Product - United States - 7.9%
717,800	VanEck Merk Gold Trust (e)(f) (Cost $9,025,314)	USD			9,065,814
Money Market Fund - 0.1%
153,088	Morgan Stanley Institutional Liquidity Funds Treasury Securities Portfolio, Institutional Class (g) (Cost $153,088)	USD	0.877		153,088
Total Investments – 96.6% (Cost $106,547,759)					$110,679,455
Foreign Currencies – 0.2% (Cost $204,921)					204,896
Net Unrealized Gain/Loss on Forward Currency Contracts – 0.0%					(26,107)
Other Assets and Liabilities, Net – 3.2%					3,664,537
NET ASSETS – 100.0%					$114,522,781

EMTN	European Medium Term Note
GDIF	Global Debt Issuance Facility.
MTN	Medium Term Note
(a)	All or a portion of these securities are segregated to cover outstanding forward currency contract exposure.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $14,378,639 or 12.6% of net assets.
(c)	Zero coupon bond. Interest rate presented is yield to maturity.
(d)	Rate presented is yield to maturity.
(e)	Non-income producing security.
(f)	Affiliate.
(g)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of September 30, 2017.

Affiliated investments are investments that are managed by the Adviser, and are noted in the Merk Hard Currency Fund's Schedule of Investments.  Transactions during the period with affiliates were as follows:
Exchange Traded Product
VanEck Merk Gold Trust	Balance 03/31/17	Gross Additions	Gross Reductions	Balance 09/30/17	Realized Loss	Investment Income
Shares/Principal	802,800	-	(85,000)	717,800
Cost	$10,120,259	$-	$(1,094,945)	$9,025,314	$(2,905)	$-
Proceeds		-	(1,092,040)
Value	9,898,524	-	(832,710)	9,065,814

At September 30, 2017, the Fund held the following exchange traded futures contracts:
Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation
11	Gold 100 oz. Future	01/02/18	$1,388,365	$24,915

As of September 30, 2017, the Merk Hard Currency Fund had the following forward currency contracts outstanding:
Counterparty	Contracts to Purchase		Settlement Date	Settlement Value	Net Unrealized Depreciation
RBC Capital Markets, LLC	200,000,000	Japanese Yen	10/25/17	$1,790,507	$(10,878)
Societe Generale Securities	885,000,000	Japanese Yen	10/25/17	7,890,089	(15,229)
					$(26,107)

The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of September 30, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	2

	Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Foreign Bonds	$-	$68,802,904	$-	$68,802,904
Foreign Treasury Securities	-	24,717,104	-	24,717,104
U.S. Government & Agency Obligations	-	7,940,545	-	7,940,545
Exchange Traded Product	9,065,814	-	-	9,065,814
Money Market Fund	-	153,088	-	153,088
Total Investments At Value	$9,065,814	$101,613,641	$-	$110,679,455
Other Financial Instruments**
Futures	24,915	-	-	24,912
Total Assets	$9,090,729	$101,613,641	$-	$110,704,367
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$-	$(26,107)	$-	$(26,107)
Total Liabilities	$-	$(26,107)	$-	$(26,107)

**Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as futures and forward currency contracts, which are valued at the unrealized appreciation (depreciation) at period end.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2017.

PORTFOLIO HOLDINGS
% of Net Assets
Foreign Bonds	60.1%
Foreign Treasury Securities	21.6%
U.S. Government & Agency Obligations	6.9%
Exchange Traded Product	7.9%
Money Market Fund	0.1%
Foreign Currencies	0.2%
Net Unrealized Gain/Loss of Forward Currency Contracts	0.0%
Other Assets and Liabilities, Net	3.2%
100.0%

See Notes to Financial Statements.	3

MERK ABSOLUTE RETURN CURRENCY FUND	SEPTEMBER 30, 2017
SCHEDULE OF INVESTMENTS

Principal	Security Description	Currency	Rate	Maturity	Value in USD
Foreign Bonds(a) - 63.5%
Automotive - Netherlands - 6.2%
1,300,000	BMW Finance NV, EMTN	EUR	3.625%	01/29/18	$1,556,417
Financials - Norway - 4.2%
8,000,000	SpareBank 1 Boligkreditt AS, EMTN	NOK	5.950	06/18/18	1,040,015
Non-U.S. Government - Australia - 4.5%
1,400,000	Australia Government Bond, Series 132	AUD	5.500	01/21/18	1,111,006
Non-U.S. Government - New Zealand - 4.1%
1,400,000	New Zealand Government Bond, Series 1217	NZD	6.000	12/15/17	1,020,141
Non-U.S. Government Agency - Sweden - 10.9%
22,000,000	Kommuninvest I Sverige AB, Series 1806, MTN	SEK	1.000	06/20/18	2,730,470
Regional Authority - Australia - 16.2%
1,350,000	New South Wales Treasury Corp., Series 18	AUD	6.000	02/01/18	1,074,083
1,250,000	Queensland Treasury Corp., Series 18	AUD	6.000	02/21/18	996,913
1,200,000	Treasury Corp. of Victoria	AUD	3.500	11/17/17	943,521
1,300,000	Western Australian Treasury Corp., Series 18	AUD	3.750	10/23/18	1,039,081
					4,053,598
Regional Authority - Canada - 17.4%
1,400,000	Province of Alberta Canada	CAD	1.700	12/15/17	1,123,344
1,400,000	Province of British Columbia Canada	CAD	4.700	12/01/17	1,128,572
1,300,000	Province of Manitoba Canada	CAD	4.250	03/05/18	1,055,785
1,300,000	Province of Saskatchewan Canada	CAD	1.950	03/01/19	1,047,324
					4,355,025
Total Foreign Bonds (Cost $15,534,026)					15,866,672
Foreign Treasury Securities(a) - 26.9%
Non-U.S. Government - Belgium - 4.7%
1,000,000	Kingdom of Belgium Treasury Bill, Series 12M (b)	EUR	0.000	04/12/18	1,186,152
Non-U.S. Government - Canada - 4.8%
1,500,000	Canadian Treasury Bill (b)	CAD	0.561	12/14/17	1,199,507
Non-U.S. Government - Ireland - 4.2%
895,000	Republic of Ireland Treasury Bill (b)	EUR	0.000	12/18/17	1,058,624
Non-U.S. Government - Norway - 4.4%
8,700,000	Norway Treasury Bill, Series 37 (b)(c)	NOK	0.210	12/20/17	1,091,496
Non-U.S. Government - Sweden - 4.5%
9,200,000	Sweden Treasury Bill, Series 194D (b)	SEK	0.000	12/20/17	1,131,554
Non-U.S. Government - United Kingdom - 4.3%
800,000	United Kingdom Treasury Bill (b)	GBP	0.175	03/12/18	1,070,520
Total Foreign Treasury Securities (Cost $6,247,474)					6,737,853
U.S. Government & Agency Obligations(a) - 5.6%
U. S. Treasury Bill - 5.6%
1,400,000	U.S. Treasury Bill(d) (Cost $1,398,349)	USD	0.912-1.003	11/16/17	1,398,335
Shares
Money Market Fund - 0.9%
236,554	Morgan Stanley Institutional Liquidity Funds Treasury Securities Portfolio, Institutional Class (e) (Cost $236,554)	USD	0.877		236,554
Total Investments – 96.9% (Cost $23,416,403)	$24,239,414
Foreign Currencies – 1.7% (Cost $433,230)	428,384
Net Unrealized Gain/Loss on Forward Currency Contracts – 0.7%	172,025
Other Assets and Liabilities, Net – 0.7%	170,151
NET ASSETS – 100.0%	$25,009,974

EMTN	European Medium Term Note
MTN	Medium Term Note

See Notes to Financial Statements.	4

(a)	All or a portion of these securities are segregated to cover forward currency contract exposure.
(b)	Zero coupon bond. Interest rate presented is yield to maturity.
(c)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $1,091,496 or 4.4% of net assets.
(d)	Rate presented is yield to maturity.
(e)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of September 30, 2017.

As of September 30, 2017, the Merk Absolute Return Currency Fund had the following forward currency contracts outstanding:

Counterparty	Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	8,860,000	Australian Dollar	10/18/17	$7,051,426	$(103,239)
	(3,740,000)	Canadian Dollars	10/18/17	(3,039,389)	41,633
	(7,300,000)	European Union Euro	10/18/17	(8,755,877)	119,466
	4,325,000	European Union Euro	10/18/17	5,142,620	(25,843)
	518,250,000	Japanese Yen	10/18/17	4,717,131	(107,297)
	12,100,000	New Zealand Dollar	10/18/17	8,833,739	(97,101)
	13,505,000	New Zealand Dollar	10/18/17	9,707,083	44,014
	(62,700,000)	Norwegian Krone	10/18/17	(8,031,976)	156,314
	127,065,000	Norwegian Krone	10/18/17	16,152,305	(191,842)
	(7,755,000)	Pounds Sterling	10/18/17	(10,361,789)	(36,187)
	(3,410,000)	Pounds Sterling	10/18/17	(4,607,455)	35,295
	(97,360,000)	Swedish Krona	10/18/17	(12,249,356)	283,612
	65,680,000	Swedish Krona	10/18/17	8,195,059	(122,852)
BNY Brokerage, Inc.	(137,450,000)	Japanese Yen	10/18/17	(1,227,752)	5,134
	(16,860,000)	Norwegian Krone	10/18/17	(2,161,861)	44,099
J.P. Morgan Securities, LLC	(15,060,000)	Australian Dollar	10/18/17	(12,065,157)	254,807
	11,865,000	Australian Dollar	10/18/17	9,440,303	(135,535)
	(11,765,000)	Canadian Dollars	10/18/17	(9,563,468)	133,363
	4,780,000	Canadian Dollars	10/18/17	3,913,549	(82,194)
	(8,795,000)	European Union Euro	10/18/17	(10,494,958)	89,858
	11,430,000	European Union Euro	10/18/17	13,610,040	(87,551)
	(1,107,950,000)	Japanese Yen	10/18/17	(9,887,417)	32,201
	(488,350,000)	Japanese Yen	10/18/17	(4,337,732)	(6,142)
	1,367,300,000	Japanese Yen	10/18/17	12,324,880	(162,745)
	(27,505,000)	New Zealand Dollar	10/18/17	(20,061,715)	202,113
	5,345,000	New Zealand Dollar	10/18/17	3,937,329	(78,046)
	9,590,000	New Zealand Dollar	10/18/17	6,905,072	19,254
	(8,515,000)	Pounds Sterling	10/18/17	(11,501,572)	84,580
	(1,075,000)	Pounds Sterling	10/18/17	(1,441,140)	(230)
	6,242,500	Pounds Sterling	10/18/17	8,395,255	(25,253)
	17,970,000	Swedish Krona	10/18/17	2,200,679	7,871
	73,700,000	Swedish Krona	10/18/17	9,262,293	(204,412)
	(13,180,000)	Swiss Franc	10/18/17	(13,567,669)	(59,592)
	(6,085,000)	Swiss Franc	10/18/17	(6,347,397)	55,904
	4,715,000	Swiss Franc	10/18/17	4,854,425	20,577
RBC Capital Markets, LLC	(440,000)	Australian Dollar	10/18/17	(345,199)	143
	10,685,000	Canadian Dollars	10/18/17	8,703,733	(139,289)
	(4,775,000)	European Union Euro	10/18/17	(5,710,456)	61,298
	(1,955,000)	European Union Euro	10/18/17	(2,308,616)	(4,285)
	(900,350,000)	Japanese Yen	10/18/17	(8,018,614)	10,000
	(2,245,000)	New Zealand Dollar	10/18/17	(1,633,229)	12,257
	(74,160,000)	Norwegian Krone	10/18/17	(9,400,791)	85,654
	84,830,000	Norwegian Krone	10/18/17	10,730,275	(74,894)
	(5,435,000)	Pounds Sterling	10/18/17	(7,211,643)	(75,655)
	11,632,500	Pounds Sterling	10/18/17	15,724,384	(127,420)
	(46,360,000)	Swedish Krona	10/18/17	(5,773,601)	75,862
	18,740,000	Swedish Krona	10/18/17	2,301,832	1,352
	29,680,000	Swedish Krona	10/18/17	3,712,468	(64,735)
Societe Generale Securities	(17,015,000)	Canadian Dollars	10/18/17	(13,977,790)	339,604
	10,345,000	Canadian Dollars	10/18/17	8,376,037	(84,117)

See Notes to Financial Statements.	5

Counterparty	Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
	(425,900,000)	Japanese Yen	10/18/17	$(3,851,566)	$63,185
	(10,625,000)	New Zealand Dollar	10/18/17	(7,713,748)	42,114
	3,680,000	Pounds Sterling	10/18/17	4,985,451	(51,273)
	(44,190,000)	Swedish Krona	10/18/17	(5,572,693)	141,651
	10,415,000	Swedish Krona	10/18/17	1,304,305	(24,280)
	(5,245,000)	Swiss Franc	10/18/17	(5,476,485)	53,497
	8,420,000	Swiss Franc	10/18/17	8,701,702	4,028
	12,525,000	Swiss Franc	10/18/17	13,051,473	(101,441)
State Street Brokerage	(10,195,000)	Australian Dollar	10/18/17	(8,162,418)	167,297
	(1,060,000)	Australian Dollar	10/18/17	(829,419)	(1,854)
	1,215,000	Australian Dollar	10/18/17	952,571	256
	2,815,000	Australian Dollar	10/18/17	2,250,091	(42,512)
	(5,260,000)	Canadian Dollars	10/18/17	(4,280,275)	64,179
	4,740,000	Canadian Dollars	10/18/17	3,906,427	(107,132)
	2,515,000	European Union Euro	10/18/17	3,012,354	(36,934)
	462,000,000	Japanese Yen	10/18/17	4,194,258	(84,767)
	1,795,000	New Zealand Dollar	10/18/17	1,291,803	4,252
	7,050,000	Norwegian Krone	10/18/17	885,495	49
	7,550,000	Norwegian Krone	10/18/17	966,528	(18,183)
	1,090,000	Pounds Sterling	10/18/17	1,480,990	(19,508)
	(2,100,000)	Swiss Franc	10/18/17	(2,154,475)	(16,788)
	(1,775,000)	Swiss Franc	10/18/17	(1,847,751)	12,517
	960,000	Swiss Franc	10/18/17	988,716	3,862

					$172,025

The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of September 30, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Foreign Bonds	$-	$15,866,672	$-	$15,866,672
Foreign Treasury Securities	-	6,737,853	-	6,737,853
U.S. Government & Agency Obligations	-	1,398,335	-	1,398,335
Money Market Fund	-	236,554	-	236,554
Total Investments At Value	$-	$24,239,414	$-	$24,239,414
Other Financial Instruments**
Forward Currency Contracts	-	2,773,152	-	2,773,152
Total Assets	$-	$27,012,566	$-	$27,012,566
Liabilities
Other Financial Instruments**
Forward Currency Contracts	-	(2,601,127)	-	(2,601,127)
Total Liabilities	$-	$(2,601,127)	$-	$(2,601,127)

**Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at the unrealized appreciation (depreciation) at period end.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2017.

See Notes to Financial Statements.	6

AFAPORTFOLIO HOLDINGS
% of Net Assets
Foreign Bonds	63.5%
Foreign Treasury Securities	26.9%
U.S. Government & Agency Obligations	5.6%
Money Market Fund	0.9%
Foreign Currencies	1.7%
Net Unrealized Gain/Loss of Forward Currency Contracts	0.7%
Other Assets and Liabilities, Net	0.7%
100.0%

See Notes to Financial Statements.	7

STATEMENTS OF ASSETS AND LIABILITIES	SEPTEMBER 30, 2017

	MERK HARD CURRENCY FUND	MERK ABSOLUTE RETURN CURRENCY FUND
ASSETS
. Investments, at value (Cost $97,522,445 and $23,416,403, respectively)	$101,613,641	$24,239,414
Investments in affiliated issuers, at value (Cost $9,025,314 and $0, respectively)	9,065,814	-
Total Investments, at value (Cost $106,547,759 and $23,416,403, respectively)	110,679,455	24,239,414
Deposits with brokers	54,890	-
Foreign currency (Cost $204,921 and $433,230, respectively)	204,896	428,384
Receivables:
Fund shares sold	7,709	32,276
Investment securities sold	3,567,382	-
Dividends and interest	773,620	164,598
Unrealized gain on forward currency contracts	-	2,773,152
Total Assets	115,287,952	27,637,824

LIABILITIES
Unrealized loss on forward currency contracts	26,107	2,601,127
Payables:
Investment securities purchased	602,196	-
Fund shares redeemed	20,361	5,671
Variation margin	4,290	-
Accrued Liabilities:
Investment adviser fees	87,830	17,825
Distribution fees	19,576	2,177
Other expenses	4,811	1,050
Total Liabilities	765,171	2,627,850

NET ASSETS	$114,522,781	$25,009,974

COMPONENTS OF NET ASSETS
Paid-in capital	$119,805,097	$24,293,133
Distributions in excess of net investment income	(2,784,161)	(52,478)
Accumulated net realized loss	(6,652,597)	(222,604)
Net unrealized appreciation	4,154,442	991,923
NET ASSETS	$114,522,781	$25,009,974

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	9,247,590	1,156,511
Institutional Shares	2,138,085	1,577,178

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $92,788,116 and $10,506,495, respectively)	$10.03	$9.08
Institutional Shares (based on net assets of $21,734,665 and $14,503,479, respectively)	$10.17	$9.20

See Notes to Financial Statements.	8

STATEMENTS OF OPERATIONS	SIX MONTHS ENDED SEPTEMBER 30, 2017

	MERK HARD CURRENCY FUND	MERK ABSOLUTE RETURN CURRENCY FUND
INVESTMENT INCOME
Dividend income .	$1,867	$2,539
Interest income (Net of foreign withholding taxes of $2,864 and $3,568, respectively)	912,816	423,218
Net amortization expense	(951,745)	(346,660)
Total Investment Income	(37,062)	79,097

EXPENSES
Investment adviser fees	567,051	147,550
Non 12b-1 shareholder servicing fees:
Investor Shares	23,347	3,222
Institutional Shares	5,006	4,155
Distribution fees:
Investor Shares	116,729	16,113
Total Expenses	712,133	171,040
Fees waived and expenses reimbursed	(20,055)	-
Net Expenses	692,078	171,040

NET INVESTMENT LOSS	(729,140)	(91,943)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,791,799	97,586
Investments in affiliated issuers	(2,905)	-
Foreign currency transactions	250,501	(318,759)
Futures	(675)	-
Net realized gain (loss)	3,038,720	(221,173)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	6,140,595	1,537,629
Investments in affiliated issuers	262,235	-
Foreign currency translations	122,128	176,568
Futures	26,730	-
Net change in unrealized appreciation (depreciation)	6,551,688	1,714,197
NET REALIZED AND UNREALIZED GAIN	9,590,408	1,493,024
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,861,268	$1,401,081

See Notes to Financial Statements.	9

STATEMENTS OF CHANGES IN NET ASSETS

MERK HARD CURRENCY FUND	MERK ABSOLUTE RETURN CURRENCY FUND
For the Six Months Ended September 30, 2017	For the Year Ended March 31, 2017	For the Six Months Ended September 30, 2017	For the Year Ended March 31, 2017
OPERATIONS
Net investment loss	$(729,140)	$(1,474,529)	$(91,943)	$(234,555)
Net realized gain (loss)	3,038,720	(1,832,420)	(221,173)	1,689,455
Net change in unrealized appreciation (depreciation)	6,551,688	(3,825,160)	1,714,197	(522,090)
Increase (Decrease) in Net Assets Resulting from Operations	8,861,268	(7,132,109)	1,401,081	932,810

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	-	-	(291,155)	(407,188)
Institutional Shares	-	-	(506,789)	(313,854)
Total Distributions to Shareholders	-	-	(797,944)	(721,042)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	4,529,281	22,251,875	803,760	9,963,058
Institutional Shares	4,010,770	17,004,065	9,157,156	3,475,835
Reinvestment of distributions:
Investor Shares	-	-	284,117	400,417
Institutional Shares	-	-	490,622	304,150
Redemption of shares:
2	Investor Shares	(11,380,595)	(29,345,801)	(10,976,866)	(10,870,540)
4	Institutional Shares	(1,673,444)	(16,314,892)	(9,055,857)	(1,860,402)
Increase (Decrease) in Net Assets from Capital Share Transactions	(4,513,988)	(6,404,753)	(9,297,068)	1,412,518
Increase (Decrease) in Net Assets	4,347,280	(13,536,862)	(8,693,931)	1,624,286

NET ASSETS
Beginning of Period	110,175,501	123,712,363	33,703,905	32,079,619
End of Period (Including line (a))	$114,522,781	$110,175,501	$25,009,974	$33,703,905

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	462,615	2,303,794	88,964	1,092,991
Institutional Shares	408,560	1,736,272	1,010,718	375,492
Reinvestment of distributions:
Investor Shares	-	-	31,816	44,689
Institutional Shares	-	-	54,332	33,571
Redemption of shares:
Investor Shares	(1,174,206)	(3,089,052)	(1,223,428)	(1,189,319)
Institutional Shares	(169,840)	(1,684,981)	(985,506)	(202,365)
Increase (Decrease) in Shares	(472,871)	(733,967)	(1,023,104)	155,059

(a)	Undistributed (distributions in excess of) net investment income	$(2,784,161)	$(2,055,021)	$(52,478)	$837,409

See Notes to Financial Statements.	10

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
For the Six Months Ended	For the Year Ended March 31,
MERK HARD CURRENCY FUND	September 30, 2017	2017	2016	2015	2014	2013
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$9.27	$9.81	$9.49	$11.58	$11.91	$12.04
INVESTMENT OPERATIONS
Net investment loss (a)	(0.07)	(0.12)	(0.10)	(0.07)	(0.09)	(0.04)
Net realized and unrealized gain (loss)	0.83	(0.42)	0.42	(1.94)	0.09	(b)	0.02	(b)
Total from Investment Operations	0.76	(0.54)	0.32	(2.01)	—	(0.02)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	—	—	(0.08)	(0.21)	—
Net realized gain	—	—	—	—	(0.12)	(0.11)
Total Distributions to Shareholders	—	—	—	(0.08)	(0.33)	(0.11)
NET ASSET VALUE, End of Period	$10.03	$9.27	$9.81	$9.49	$11.58	$11.91
TOTAL RETURN	8.20	%(c)	(5.50)%	3.37%	(17.47)%	0.08%	(0.15)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$92,788	$92,355	$105,417	$126,449	$253,432	$464,720
Ratios to Average Net Assets:
Net investment loss	(1.33	)%(d)	(1.27)%	(1.06)%	(0.66)%	(0.76)%	(0.30)%
Net expenses	1.26	%(d)	1.24%	1.23%	1.24%	1.30%	1.30%
Gross expenses	1.30	%(d)(e)	1.30	%(e)	1.30	%(e)	1.30	%(e)	1.30%	1.30%
PORTFOLIO TURNOVER RATE(f)	9	%(c)	81%	85%	116%	45%	56%
For the Six Months Ended	For the Year Ended March 31,
September 30, 2017	2017	2016	2015	2014	2013
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$9.38	$9.90	$9.55	$11.62	$11.95	$12.05
INVESTMENT OPERATIONS
Net investment loss (a)	(0.05)	(0.10)	(0.08)	(0.05)	(0.06)	(0.02)
Net realized and unrealized gain (loss)	0.84	(0.42)	0.43	(1.93)	0.10	(b)	0.03	(b)
Total from Investment Operations	0.79	(0.52)	0.35	(1.98)	0.04	0.01
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	—	—	(0.09)	(0.25)	—
Net realized gain	—	—	—	—	(0.12)	(0.11)
Total Distributions to Shareholders	—	—	—	(0.09)	(0.37)	(0.11)
NET ASSET VALUE, End of Period	$10.17	$9.38	$9.90	$9.55	$11.62	$11.95
TOTAL RETURN	8.42	%(c)	(5.25)%	3.66%	(17.18)%	0.38%	0.10%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$21,735	$17,821	$18,296	$29,027	$56,273	$75,547
Ratios to Average Net Assets:
Net investment loss	(1.08	)%(d)	(1.02)%	(0.81)%	(0.41)%	(0.52)%	(0.15)%
Net expenses	1.02	%(d)	0.99%	0.98%	0.99%	1.05%	1.05%
Gross expenses	1.05	%(d)(e)	1.05	%(e)	1.05	%(e)	1.05	%(e)	1.05%	1.05%
PORTFOLIO TURNOVER RATE(f)	9	%(c)	81%	85%	116%	45%	56%

(a)	Calculated based on average shares outstanding during each period.
(b)
The net realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(f)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Notes to Financial Statements.	11

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
MERK ABSOLUTE RETURN	For the Six Months Ended		For the Year Ended March 31,
CURRENCY FUND	September 30, 2017		2017	2016	2015	2014	2013
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$8.93		$8.87	$8.72	$9.53	$9.18	$9.37
INVESTMENT OPERATIONS
Net investment loss (a)	(0.03)		(0.07)	(0.05)	(0.05)	(0.05)	(0.09)
Net realized and unrealized gain (loss)	0.43		0.31	0.20	(0.57)	0.57	(0.10)
Total from Investment Operations	0.40		0.24	0.15	(0.62)	0.52	(0.19)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.25)		(0.18)	—	(0.19)	(0.17)	—
NET ASSET VALUE, End of Period	$9.08		$8.93	$8.87	$8.72	$9.53	$9.18
TOTAL RETURN	4.65	%(b)	2.74%	1.72%	(6.59)%	5.68%	(2.03)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$10,506	$20,178		$20,497	$24,113	$23,016	$10,733
Ratios to Average Net Assets:
Net investment loss	(0.75	)%(c)	(0.73)%	(0.59)%	(0.53)%	(0.53)%	(0.98)%
Net expenses	1.30	%(c)	1.30%	1.30%	1.30%	1.30%	1.30%
Gross expenses	1.30	%(c)	1.30%	1.30%	1.30%	1.30%	1.30%
PORTFOLIO TURNOVER RATE(d)	46	%(b)	71%	59%	58%	0%	0%
	For the Six Months Ended		For the Year Ended March 31,
INSTITUTIONAL SHARES	September 30, 2017		2017	2016	2015	2014	2013
NET ASSET VALUE, Beginning of Period	$9.03		$8.97	$8.80	$9.58	$9.22	$9.39
INVESTMENT OPERATIONS
Net investment loss (a)	(0.02)		(0.04)	(0.03)	(0.02)	(0.03)	(0.06)
Net realized and unrealized gain (loss)	0.45		0.31	0.20	(0.56)	0.58	(0.11)
Total from Investment Operations	0.43		0.27	0.17	(0.58)	0.55	(0.17)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.26)		(0.21)	—	(0.20)	(0.19)	—
NET ASSET VALUE, End of Period	$9.20		$9.03	$8.97	$8.80	$9.58	$9.22
TOTAL RETURN	4.81	%(b)	3.02%	1.93%	(6.18)%	5.94%	(1.81)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$14,503	$13,526		$11,583	$17,829	$12,077	$6,120
Ratios to Average Net Assets:
Net investment loss	(0.52	)%(c)	(0.48)%	(0.34)%	(0.27)%	(0.28)%	(0.67)%
Net expenses	1.05	%(c)	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	1.05	%(c)	1.05%	1.05%	1.05%	1.05%	1.05%
PORTFOLIO TURNOVER RATE(d)	46	%(b)	71%	59%	58%	0%	0%
(a)	Calculated based on average shares outstanding during each period.
(b)	Not annualized.
(c)	Annualized.
(d)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Notes to Financial Statements.	12

NOTES TO FINANCIAL STATEMENTS	SEPTEMBER 30, 2017

Note 1. Organization
The Merk Hard Currency Fund and the Merk Absolute Return Currency Fund (individually included in the defined term, "Fund" and, collectively included in the defined term, "Funds") are a non-diversified portfolio and a diversified portfolio of Forum Funds (the "Trust"), respectively.  The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The Merk Hard Currency Fund seeks to profit from a rise in hard currencies relative to the U.S. dollar. The Merk Absolute Return Currency Fund seeks to generate positive absolute returns by investing in securities and instruments that create exposure to currencies. The Merk Hard Currency Fund Investor Shares and Institutional Shares commenced operations on May 10, 2005 and April 1, 2010, respectively. The Merk Absolute Return Currency Fund Investor Shares and Institutional Shares commenced operations on September 9, 2009 and April 1, 2010, respectively.
Note 2. Summary of Significant Accounting Policies
The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value ("NAV"). Futures contracts are valued at the day's settlement price on the exchange where the contract is traded. Forward currency contracts are generally valued based on interpolation of forward curve data points obtained from major banking institutions that deal in foreign currencies and currency dealers. Short-term investments that mature in 60 days or less may be valued at amortized cost.
Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in each Fund's registration statement, performs certain functions as they relate to the administration and oversight of each Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Quoted prices in active markets for identical assets and liabilities
Level 2 – Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.

13

Level 3 — Significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of September 30, 2017, for each Fund's investments is included at the end of each Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund's foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.
The values of each individual forward currency contract outstanding as of September 30, 2017, are disclosed in each Fund's Schedule of Investments.
Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.
Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.
Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2017, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
The Funds' class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of each Fund.

14

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund's maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Fees and Expenses
Investment Adviser – Merk Investments LLC (the "Adviser") is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Funds at an annual rate of 1.00% of each Fund's average daily net assets.
Under the terms of the Investment Advisory Agreement for the Funds the Adviser is obligated to pay all expenses of each Fund except Board-approved administrative service fees, borrowing costs, taxes, brokerage costs, commissions, and extraordinary and non-recurring expenses and expenses that the Funds are authorized to pay under Rule 12b-1.
Distribution – Foreside Fund Services, LLC serves as each Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates. The Trust, on behalf of the Funds, has adopted a Distribution Plan (the "Plan") for Investor Shares of the Funds in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of each Fund's Investor Shares for the marketing of fund shares and for services provided to shareholders.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statements of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund. Pursuant to the terms of the investment advisory agreement, the Trustees' fees attributable to each Fund are paid by the Adviser.
Note 4. Fees Waived
During this period, Merk Hard Currency Fund invested in VanEck Merk Gold Trust, an exchange traded product sponsored by the Adviser.  As of September 30, 2017, Merk Hard Currency Fund owned approximately 6.8% of VanEck Merk Gold Trust.  The Adviser has agreed to waive fees in an amount equal to the fee it receives from VanEck Merk Gold Trust based on Merk Hard Currency Fund's investment in VanEck Merk Gold Trust (NYSE:OUNZ).  For the period ended September 30, 2017, the Adviser waived fees of $20,055 for Merk Hard Currency Fund.
Note 5. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2017, were as follows:
	Purchases	Sales
Merk Hard Currency Fund	$10,758,020	$4,705,494
Merk Absolute Return Currency Fund	3,082,152	6,356,631

Note 6. Summary of Derivative Activity
The volume of open derivative positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the period ended September 30, 2017 for any derivative type that was held during the period is as follows:
	Merk Hard Currency Fund	Merk Absolute Return Currency Fund
Forward Currency Contracts	$163,121,902	$3,709,605,576
Futures	5,589,045	-
The Merk Hard Currency Fund's use of derivatives during the period ended September 30, 2017, was limited to futures and forward currency contracts. The Merk Absolute Return Currency Fund's use of derivatives during the period ended September 30, 2017, was
15

limited to forward currency contracts.

Following is a summary of the effect of derivatives on the Statements of Assets and Liabilities for each Fund as of September 30, 2017:

Merk Hard Currency Fund
Location:	Currency Contracts	Commodity Contracts
Liability derivatives:
Unrealized loss on forward currency contracts	$(26,107)	$-
Payable- variation margin	-	(4,290)
Total Liability derivatives	$(26,107)	$(4,290)

Merk Absolute Return Currency Fund
Location:	Currency Contracts
Asset derivatives:
Unrealized gain on forward currency contracts	$2,773,152

Liability derivatives:
Unrealized loss on forward currency contracts	$(2,601,127)

Realized and unrealized gains and losses on derivatives contracts during the period ended September 30, 2017, by each Fund are recorded in the following locations on the Statements of Operations:
Merk Hard Currency Fund
Location:	Currency Contracts	Commodity Contracts
Net realized gain (loss) on:
Futures	$-	$(675)
Foreign currency transactions	16,530	-
Total net realized gain (loss)	$16,530	$(675)

Net change in unrealized appreciation (depreciation) on:
Futures	$-	$26,730
Foreign currency translations	68,588	-
Total net change in unrealized appreciation (depreciation)	$68,588	$26,730

Merk Absolute Return Currency Fund
Location:	Currency Contracts
Net realized gain (loss) on:
Foreign currency transactions	$(483,025)

Net change in unrealized appreciation (depreciation) on:
Foreign currency translations	$211,505

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments for each Fund at September 30, 2017. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statements of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount
Merk Hard Currency Fund
Liabilities:
Over-the-counter derivatives*	$(30,397)	$30,397	$-	$-
Merk Absolute Return Currency Fund
Assets:
Over-the-counter derivatives*	$2,773,152	$-	$-	$2,773,152
Liabilities:
Over-the-counter derivatives*	(2,601,127)	2,601,127	-	-

* Over-the-counter derivatives may consist of forward currency contracts and futures contracts. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Schedule of Investments.
** The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.

16

Note 7. Federal Income Tax

As of September 30, 2017, cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Merk Hard Currency Fund	$4,541,187	$(409,491)	$4,131,696
Merk Absolute Return Currency Fund	963,709	(140,698)	823,011

As of March 31, 2017, distributable earnings (accumulated loss) on a tax basis were as follows:
	Undistributed Ordinary Income	Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total
Merk Hard Currency Fund	$-	$(10,507,242)	$(3,636,342)	$(14,143,584)
Merk Absolute Return Currency Fund	797,929	(1,431)	(682,794)	113,704

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to grantor trust adjustments, futures contracts, forward contracts and wash sales.
For tax purposes, the prior year post-October loss was $2,641,010 for Merk Hard Currency Fund, and the prior deferred late year ordinary loss was $2,149,716 for Merk Hard Currency Fund, respectively (realized during the period November 1, 2016 through March 31, 2017). These losses were recognized for tax purposes on the first business day of each Fund's current fiscal year, April 1, 2017.
As of March 31, 2017, the Funds had the following available short term and long term capital loss carry forwards that have no expiration date:
	Short Term	Long Term
Merk Hard Currency Fund	$481,684	$5,234,832
Merk Absolute Return Currency Fund	1,431	-

Note 8. Underlying Investments in Other Pooled Investment Vehicles
The Merk Hard Currency Fund currently invests a portion of its assets in the VanEck Merk Gold Trust. The Merk Hard Currency Fund may eliminate its investments at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders.
The performance of the Merk Hard Currency Fund may be directly affected by the performance of the VanEck Merk Gold Trust. The financial statements of the VanEck Merk Gold Trust, including the schedule of investments, can be found at the Merk Funds website www.merkfunds.com, or the Securities and Exchange Commission's website www.sec.gov and should be read in conjunction with the Merk Hard Currency Fund's financial statements.  As of September 30, 2017 the percentage of the Merk Hard Currency Fund's net assets invested in the VanEck Merk Gold Trust was 7.9%.
Note 9. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.
17

ADDITIONAL INFORMATION	SEPTEMBER 30, 2017

Investment Advisory Agreement Approval

At the June 15, 2017 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Funds (the "Advisory Agreement"). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf concerning the Adviser's personnel, operations, financial condition, performance, and services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Trustee counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Funds by the Adviser, including information on the investment performance of the Funds; (2) the costs of the services provided and profitability to the Adviser of its relationship with the Funds; (3) the advisory fee and total expense ratio of each Fund compared to those of a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Funds grow and whether the advisory fee enables each Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Funds.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from a senior representative of the Adviser and a discussion with the Adviser about the Adviser's personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio manager and other personnel at the Adviser with principal responsibility for the Fund, as well as the investment philosophy and decision-making process of the Adviser and the capability and integrity of the Adviser's senior management and staff.  In addition, the Board recognized that the evaluation process with respect to the Adviser was an ongoing one and, in this regard, the Board considered information provided by the Adviser at regularly scheduled meetings during the past year.

The Board considered also the adequacy of the Adviser's resources. The Board noted the Adviser's representation that the firm is in stable financial condition and has the operational capability, the staffing and experience, and the financial strength necessary to continue providing high-quality investment advisory services to the Funds. Based on the presentation and the materials provided by the Adviser in connection with the Board's consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Funds under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Funds, the Board reviewed the performance of the Funds compared to their respective benchmarks and to peer groups of funds identified by Broadridge Financial Solutions, Inc. ("Broadridge") as having characteristics similar to the respective Funds. The Board observed that the Absolute Return Currency Fund outperformed its primary benchmark index, the Citigroup 3-Month U.S. T-Bill Index, for the one- and five-year periods ended March 31, 2017, and underperformed the benchmark index for the three-year period ended March 31, 2017 and for the period since the Fund's inception in 2009.  The Board also observed that, based on the information provided by Broadridge, the Absolute Return Currency Fund underperformed the median of its Broadridge peer group for the one- and five-year periods ended March 31, 2017, and performed at the median for the three-year period ended March 31, 2017. The Board noted the Adviser's representation that the unique nature of the currency markets and the Absolute Return Currency Fund's investment strategy limited the number of analogous fund products that exist and increased the difficulty of identifying an appropriate peer group to use as a measure of relative performance. The Board further noted the Adviser's representation that the Absolute Return Currency Fund's underperformance relative to its primary benchmark index and peer group during certain periods was primarily driven by significant market movements impacting the primary foreign currencies. The Board noted also the Adviser's view that, overall, the Absolute Return Currency Fund had performed acceptably given the risk/return profile of the Fund relative to the currency markets over the period.

With respect to the Hard Currency Fund, the Board noted that it underperformed its primary benchmark index, the JPMorgan 3-Month Global Cash Index, for the one-, three-, and five-year periods ended March 31, 2017, and outperformed the benchmark index for the period since the Fund's inception in 2005. The Board noted the Adviser's representation that the Hard Currency Fund's underperformance relative to its primary benchmark index during the noted periods could be attributed to the Fund's underexposure to the Euro over the long term relative to the benchmark, which performed well during the periods. The Board also noted the Adviser's representation that the Hard Currency Fund's underperformance relative to its benchmark was partially attributable to its underexposure to the U.S. Dollar, which performed well over the period.

18

The Board also considered the Hard Currency Fund's performance relative to its Broadridge peer group.  In this regard, the Board noted the Adviser's representation that there are important differences between the investment strategies of the Fund's Broadridge peer group and the Hard Currency Fund, including that the Hard Currency Fund focuses on currencies of the G-10 and Singapore, whereas its Broadridge peers focus more on Brazil and emerging market currencies. With that caveat, the Board noted that the Hard Currency Fund had underperformed the median of its Broadridge peers for the one-, three-, and five-year periods ended March 31, 2017. However, the Board noted the Adviser's representation that the Hard Currency Fund was well-positioned to generate positive performance going forward.

Compensation

The Board evaluated the Adviser's compensation for providing advisory services to each Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of the relevant Broadridge peer group of each Fund. The Board observed that with respect to the Absolute Return Currency Fund, the Adviser's actual advisory fee rate appeared to be higher than the median of its Broadridge peers and the actual total expenses appeared to be lower than the median of the Broadridge peers. With respect to the Hard Currency Fund, the Board observed that the each of the Adviser's actual advisory fee rate and the actual total expenses appeared to be higher than the median of its Broadridge peer group. The Board noted, however, that the Funds operate pursuant to unified fee advisory agreements. Under these agreements, the Adviser pays substantially all service provider fees in connection with the management and operation of the Merk Funds (other than brokerage, taxes, interest, sub-transfer agency expenses and extraordinary expenses) from a single, all-inclusive management fee. The Board noted more specifically that, under the unified fee structure, the unified fee covers, among other fees, investment advisory, custody, audit, administrative, compliance, and recordkeeping services. The Board noted the Adviser's representation that the Broadridge peer funds did not employ unified fee structures. Based on the foregoing, the Board concluded that the Adviser's advisory fee rate charged to each of the Merk Funds, given the unified nature of the fee, was within the range of reasonable fees.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and profitability with respect to the Merk Funds. In this regard, the Board considered the Adviser's resources devoted to the Merk Funds and noted the Adviser's representation that, it does not allocate its expenses to specific products. Based on these and other applicable considerations, including the Adviser's discussion of the aggregate costs and profitability of the Adviser's mutual fund activities, the Board concluded that the Adviser's profits attributable to management of the Merk Funds were reasonable.

Economies of Scale

The Board evaluated whether the Funds would benefit from any economies of scale. In this respect, the Board noted the Adviser's representation that the Funds potentially could benefit from economies of scale as assets grow, but the Adviser was not proposing breakpoints or changes in fees at this time in light of  the Funds' lower assets under management and the increased costs associated with regulatory compliance. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board noted the Adviser's representation that, as a result of the Adviser's management of the Funds, it may benefit from increased public exposure, possibly leading to increased business that is unrelated to the Funds. Based on the foregoing representations, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor to consider in approving the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, and its consideration of information received throughout the year from the Adviser, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each

19

Fund's portfolio is available, without charge and upon request, by calling (866) 637-5386 and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. Each Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 637-5386 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 through September 30, 2017.
Actual Expenses – The first line under each Fund of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line under each Fund of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2017	September 30, 2017	Period*	Ratio*
Merk Hard Currency Fund
Investor Shares
Actual	$1,000.00	$1,082.00	$6.58	1.26%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.38	1.26%
Institutional Shares
Actual	$1,000.00	$1,084.22	$5.33	1.02%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.16	1.02%
Merk Absolute Return Currency Fund
Investor Shares
Actual	$1,000.00	$1,046.51	$6.67	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.58	1.30%
Institutional Shares
Actual	$1,000.00	$1,048.11	$5.39	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32	1.05%
*
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183) divided by 365 to reflect the half-year period.

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FOR MORE INFORMATION

MERK® | MUTUAL FUNDS

MERK HARD CURRENCY FUND®

MERK ABSOLUTE RETURN CURRENCY FUND®

INVESTMENT ADVISER

Merk Investments LLC
555 Bryant Street #455
Palo Alto, CA 94301
www.merkfunds.com

TRANSFER AGENT

Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

P.O. BOX 588
PORTLAND, ME 04112

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding each Fund's risks, objectives, fees and expenses, experience of its management and other information.

208-SAR-0917

PAYSON TOTAL RETURN FUND TABLE OF CONTENTS SEPTEMBER 30, 2017

IMPORTANT INFORMATION
An investment in the Fund is subject to risk, including the possible loss of principal. Other Fund risks include equity risk, convertible securities risk, debt securities risk, exchange-traded funds risk, interest rate risk, credit risk, inflation indexed security risk, government securities risk, value investment risk, mortgage-related and other asset-backed securities risk, and foreign investments risk. Foreign investing involves certain risks and increased volatility not associated with investing solely in the U.S., including currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Mortgage-related and other asset-backed securities risks include extension risk and prepayment risk. In addition, the Fund invests in midcap companies, which pose greater risks than those associated with larger, more established companies. There is no assurance that the Fund will achieve its investment objective.

PAYSON TOTAL RETURN FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2017

Shares	Security Description	Value
Common Stock - 98.4%
Consumer Discretionary - 19.0%
30,000	Adient PLC	$2,519,700
2,560	Amazon.com, Inc. (a)	2,461,056
26,957	Delphi Automotive PLC	2,652,569
7,837	McDonald's Corp.	1,227,901
10,431	The Home Depot, Inc.	1,706,094
1,013	The Priceline Group, Inc. (a)	1,854,621
19,148	The TJX Cos., Inc.	1,411,782
88,181	Twenty-First Century Fox, Inc., Class B	2,274,188
		16,107,911
Consumer Staples - 3.0%
43,630	Unilever PLC, ADR	2,528,795
Energy - 5.9%
30,000	Enbridge, Inc. (a)	1,255,200
17,652	Exxon Mobil Corp.	1,447,111
25,315	Phillips 66	2,319,107
		5,021,418
Financial - 17.3%
31,188	Aflac, Inc.	2,538,391
24,040	American Express Co.	2,174,659
10,616	Berkshire Hathaway, Inc., Class B (a)	1,946,125
21,251	JPMorgan Chase & Co.	2,029,683
20,995	Mastercard, Inc., Class A	2,964,494
29,100	Visa, Inc., Class A	3,062,484
		14,715,836
Health Care - 16.0%
14,107	Amgen, Inc.	2,630,250
15,360	Celgene Corp. (a)	2,239,795
26,530	Gilead Sciences, Inc.	2,149,461
16,355	Johnson & Johnson	2,126,314
28,845	Merck & Co., Inc.	1,846,945
71,337	Pfizer, Inc.	2,546,731
		13,539,496
Industrials - 5.4%
24,246	Danaher Corp.	2,079,822
4,227	General Dynamics Corp.	868,986
14,500	United Technologies Corp.	1,683,160
		4,631,968
Technology - 31.8%
17,804	Accenture PLC, Class A	2,404,786
4,425	Alphabet, Inc., Class A (a)	4,308,711
19,027	Apple, Inc.	2,932,441
67,903	Cisco Systems, Inc.	2,283,578
14,270	IBM	2,070,292
88,808	Intel Corp.	3,381,809
32,140	Microsoft Corp.	2,394,109
46,035	QUALCOMM, Inc.	2,386,454
Shares	Security Description	Value
24,800	Skyworks Solutions, Inc.	$2,527,120
32,000	Vantiv, Inc., Class A (a)	2,255,040
		26,944,340
Total Common Stock (Cost $60,700,696)		83,489,764
Total Investments - 98.4% (Cost $60,700,696)		$83,489,764
Other Assets & Liabilities, Net – 1.6%		1,340,193
Net Assets – 100.0%		$84,829,957

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$83,489,764
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$83,489,764

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2017.

PORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	19.3%
Consumer Staples	3.0%
Energy	6.0%
Financial	17.6%
Health Care	16.2%
Industrials	5.6%
Technology	32.3%
100.0%

See Notes to Financial Statements.	1

PAYSON TOTAL RETURN FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2017

ASSETS
. Total investments, at value (Cost $60,700,696)	$83,489,764
Cash	1,539,407
Receivables:
Dividends and interest	33,244
Prepaid expenses	14,876
Total Assets	85,077,291

LIABILITIES
Payables:
Fund shares redeemed	78,446
Distributions payable	94,196
Accrued Liabilities:
Investment adviser fees	41,509
Trustees' fees and expenses	17
Fund services fees	15,080
Other expenses	18,086
Total Liabilities	247,334

NET ASSETS	$84,829,957

COMPONENTS OF NET ASSETS
Paid-in capital	$58,215,346
Distributions in excess of net investment income	(2,237)
Accumulated net realized gain	3,827,780
Net unrealized appreciation	22,789,068
NET ASSETS	$84,829,957
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	4,880,347
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$17.38

See Notes to Financial Statements.	2

PAYSON TOTAL RETURN FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2017

INVESTMENT INCOME
Dividend income .	$729,786
Interest income	5,328
Total Investment Income	735,114

EXPENSES
Investment adviser fees	242,755
Fund services fees	89,266
Custodian fees	4,451
Registration fees	10,956
Professional fees	20,809
Trustees' fees and expenses	5,062
Other expenses	17,055
Total Expenses	390,354

NET INVESTMENT INCOME	344,760

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	3,830,192
Net change in unrealized appreciation (depreciation) on investments	2,211,646
NET REALIZED AND UNREALIZED GAIN	6,041,838
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,386,598

See Notes to Financial Statements.	3

PAYSON TOTAL RETURN FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2017	For the Year Ended March 31, 2017
OPERATIONS
Net investment income	$344,760	$841,700
Net realized gain	3,830,192	2,414,460
Net change in unrealized appreciation (depreciation)	2,211,646	9,078,816
Increase in Net Assets Resulting from Operations	6,386,598	12,334,976

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(346,953)	(1,076,603)
Total Distributions to Shareholders	(346,953)	(1,076,603)

CAPITAL SHARE TRANSACTIONS
Sale of shares	2,274,306	5,194,635
Reinvestment of distributions	159,119	465,432
Redemption of shares	(2,531,446)	(12,543,894)
Decrease in Net Assets from Capital Share Transactions	(98,021)	(6,883,827)
Increase in Net Assets	5,941,624	4,374,546

NET ASSETS
Beginning of Period	78,888,333	74,513,787
End of Period (Including line (a))	$84,829,957	$78,888,333

SHARE TRANSACTIONS
Sale of shares	136,877	347,371
Reinvestment of distributions	9,416	31,121
Redemption of shares	(153,826)	(835,902)
Decrease in Shares	(7,533)	(457,410)

(a) Distributions in excess of net investment income	$(2,237)	$(44)

See Notes to Financial Statements.	4

PAYSON TOTAL RETURN FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30, 2017		For the Years Ended March 31,
		2017		2016	2015	2014	2013
NET ASSET VALUE,
Beginning of Period	$16.14		$13.94	$15.21	$15.22	$13.89	$14.47
INVESTMENT OPERATIONS
Net investment income (a)	0.07		0.16	0.16	0.16	0.42	0.20
Net realized and unrealized
gain (loss)	1.24		2.25	(0.76)	0.77	2.23	0.45
Total from Investment
Operations	1.31		2.41	(0.60)	0.93	2.65	0.65
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.07)		(0.21)	(0.16)	(0.16)	(0.41)	(0.20)
Net realized gain	—		—	(0.51)	(0.78)	(0.91)	(1.03)
Total Distributions to Shareholders	(0.07)		(0.21)	(0.67)	(0.94)	(1.32)	(1.23)
NET ASSET VALUE, End of Period	$17.38		$16.14	$13.94	$15.21	$15.22	$13.89
TOTAL RETURN	8.14	%(b)	17.41%	(3.94)%	6.32%	19.62%	4.94%
RATIOS/SUPPLEMENTARY
DATA
Net Assets at End of
Period (000's omitted)	$84,830	$78,888		$74,514	$76,875	$71,035	$61,852
Ratios to Average Net Assets:
Net investment income	0.85	%(c)	1.10%	1.11%	1.05%	2.84%	1.47%
Net expenses	0.96	%(c)	0.98%	0.97%	0.97%	1.01%	1.07%
Gross expenses	0.96	%(c)	0.98%	0.97%	0.97%	1.01%	1.07%
PORTFOLIO TURNOVER RATE	24	%(b)	30%	55%	41%	47%	103%

(a)				Calculated based on average shares outstanding during each period.
(b)				Not annualized.
(c)				Annualized.

See Notes to Financial Statements.	5

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2017

Note 1. Organization
The Payson Total Return Fund (the "Fund") is a diversified portfolio of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on November 25, 1991. The Fund seeks a combination of high current income and capital appreciation.
Note 2. Summary of Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Shares of non-exchange-traded open-end mutual funds are valued at net asset value ("NAV"). Short-term investments that mature in 60 days or less may be valued at amortized cost.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in the Fund's registration statement, performs certain functions as they relate to the administration and oversight of the Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ

6

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2017

from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Quoted prices in active markets for identical assets and liabilities
Level 2 – Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.
Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of September 30, 2017, for the Fund's investments is included in the Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Distributions to shareholders of net capital gains and net foreign currency gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.
Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company

7

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2017

under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2017, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Cash – Concentration in Uninsured Account
For cash management purposes, the Fund may concentrate cash with the Fund's custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation ("FDIC") insurance limits. As of September 30, 2017, the Fund had $1,289,407 at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.
Note 4. Fees and Expenses
Investment Adviser – H.M. Payson & Co. (the "Adviser") is the investment Fund's adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 0.60% of the Fund's average daily net assets.
Distribution – Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support

8

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2017

functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.
Note 5. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, during the period ended September 30, 2017 were $18,717,139 and $19,631,019, respectively.
Note 6. Federal Income Tax
As of September 30, 2017, cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$23,498,869
Gross Unrealized Depreciation	(709,801)
Net Unrealized Appreciation	$22,789,068
As of March 31, 2017, distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed Ordinary Income	$102,295
Undistributed Long-Term Gain	26,859
Unrealized Appreciation	20,548,151
Other Temporary Differences	(102,339)
Total	$20,574,966

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and treatment of distributions payable.
Note 7. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.
9

PAYSON TOTAL RETURN FUND ADDITIONAL INFORMATION SEPTEMBER 30, 2017
Investment Advisory Agreement Approval
At the June 15, 2017 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the "Advisory Agreement"). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf concerning the Adviser's personnel, operations, financial condition, performance, and services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Trustee counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Fund by the Adviser, including information on the investment performance of the Fund and the Adviser; (2) the costs of the services provided and profitability to the Adviser of its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund as compared to those of a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from senior representatives of the Adviser and a discussion with the Adviser about the Adviser's personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal responsibility for the Fund, as well as the investment philosophy and decision-making process of the Adviser and the capability and integrity of the Adviser's senior management and staff.  In addition, the Board recognized that the evaluation process with respect to the Adviser was an ongoing one and, in this regard, the Board considered information provided by the Adviser at regularly scheduled meetings during the past year.

The Board considered also the adequacy of the Adviser's resources. The Board noted the Adviser's representation that the firm is in stable financial condition and has the operational capability, the staffing and experience, and the financial strength necessary to continue providing high-quality investment advisory services to the Fund. Based on the presentation and the materials provided by the Adviser in connection with the Board's consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board reviewed the performance of the Fund as compared to its benchmark. The Board observed that the Fund

10

PAYSON TOTAL RETURN FUND ADDITIONAL INFORMATION SEPTEMBER 30, 2017

outperformed its primary benchmark, the S&P 500 Index, for the one-year period ended March 31, 2017, and underperformed its primary benchmark for the three-, five- and 10-year periods ended March 31, 2017. The Board also considered the Fund's performance relative to a peer group of funds identified by Broadridge Financial Solutions, Inc. ("Broadridge") as having characteristics similar to those of the Fund. The Board observed that, based on the information provided by Broadridge, the Fund outperformed the median of its peer group for the one-year period ended March 31, 2017, and underperformed the median of the peer group for the three- and five-year periods ended March 31, 2017. The Board noted the Adviser's representation that the Fund's underperformance over the longer term relative to its primary benchmark could be attributed primarily to the Fund not holding certain stocks that were included in the benchmark and contributed to its performance, but did not meet the Adviser's valuation criteria for investment. The Board further noted the Adviser's representation that it was committed to its core investment process and that the Fund's portfolio was believed to be well-positioned to generate superior performance going forward. Based on the foregoing, the Board concluded that the Fund's shareholders could benefit from the Adviser's management under the Advisory Agreement.

Compensation

The Board evaluated the Adviser's compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of the Fund as compared to its Broadridge peer group. The Board observed that each of the Fund's actual advisory fee rate and actual total expense ratio were below the median of its peer group. Accordingly, the Board concluded that, in light of the services that the Adviser provides to the Fund, the advisory fee rate charged to the Fund was reasonable.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser's resources devoted to the Fund, as well as the information provided by the Adviser regarding the costs and profitability of its Fund activities. The Board noted the Adviser's representation that it does not account for its relationship with the Fund as a separate profit center, though administrative and compliance costs attributable to the Fund were believed to have grown in recent years. Based on these and other applicable considerations, the Board concluded that the Adviser's profitability attributable to management of the Fund was not unreasonable.

Economies of Scale

The Board evaluated whether the Fund would benefit from any economies of scale. In this respect, the Board considered the Adviser's representation that the Fund could potentially benefit from economies of scale if its assets were to increase.  Given relatively low current asset levels in the Fund, the Board determined that economies of scale were not a material factor in approving the Advisory Agreement.

11

PAYSON TOTAL RETURN FUND ADDITIONAL INFORMATION SEPTEMBER 30, 2017

Other Benefits

The Board noted the Adviser's representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, and its consideration of information received throughout the year from the Adviser, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 805-8258 and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 805-8258 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 through September 30, 2017.
12

PAYSON TOTAL RETURN FUND ADDITIONAL INFORMATION SEPTEMBER 30, 2017

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2017	September 30, 2017	Period*	Ratio*
Actual	$1,000.00	$1,081.37	$5.01	0.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.86	0.96%

*
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183) divided by 365 to reflect the half-year period.

13

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	November 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	November 28, 2017

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	November 28, 2017